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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number:     811-8220
ING Variable Products Trust
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)
CT Corporation System, 101 Federal Street, Boston, MA 02110
(Name and address of agent for service)
Registrant’s telephone number, including area code:     1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2005 to December 31, 2005

Item 1. Reports to Stockholders.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Annual Report

December 31, 2005

Classes I and S

                ING Variable Products Trust

                  Domestic Equity and Income Portfolio

                  • ING VP Convertible Portfolio
                  • ING VP Real Estate Portfolio

                  Domestic Equity Growth Portfolios

                  • ING VP LargeCap Growth Portfolio
                  • ING VP MidCap Opportunities Portfolio
                  • ING VP SmallCap Opportunities Portfolio

                  Domestic Equity Value Portfolios

• ING VP Financial Services Portfolio	Fixed-Income Portfolio • ING VP High Yield Bond Portfolio International Equity Portfolio • ING VP International Value Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the ING Funds website at www.ingfunds.com and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 1-800-992-0180.

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PRESIDENT’S LETTER

JAMES M. HENNESSY

Dear Shareholder,

As you may recall, in my last letter I described the enthusiasm that we were experiencing here at ING Funds as we worked to bring more of the world’s investment opportunities to you, the investor.

That enthusiasm, I am happy to report, is continuing to thrive. With the New Year, we have launched a series of new international mutual funds, each created to bring more of the world’s opportunities to you.

Meanwhile, we have also heard you loud and clear. Our research tells us that many investors report that they find investing an intimidating and overly-complex endeavor. That is why ING is committed to helping investors across the country cut through the confusion and clutter. “Your future. Made easier. SM” is more than words; they represent our promise to you.

Those two objectives — bringing you more of the world’s opportunities and doing it in a way that is easier for you — are behind the development of the new portfolios.

According to a recent finding, 58 percent of the world market capitalization now lies outside of the U.S.1 In other words, the majority of investment opportunities are now beyond our borders and we think that the ING VP Index Plus International Portfolio — a broad-based international portfolio — is an easy, single-step method to gain exposure to many of those opportunities.

Meanwhile, the ING VP Global Real Estate Portfolio was developed as an easy way to bring global — international and domestic — real estate opportunities to the variable portfolio investor. Real Estate Investment Trusts (REITs) are becoming more and more popular around the world, and this new portfolio seeks to capitalize on that popularity. But again, we’ve made it easy. With just one investment, investors bring the diversification of global real estate to their investment strategy.

One of our goals at ING Funds is to find tomorrow’s opportunities today, and we believe these two portfolios are just the latest examples of that plan in action.

On behalf of everyone at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy
President
ING Funds
January 28, 2006

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. Investments in issuers that are principally engaged in real estate, including REITs, may subject the Fund to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

1     MSCI December, 2005

MARKET PERSPECTIVE:      YEAR ENDED DECEMBER 31, 2005

In our semi-annual report, we referred to mixed markets in which the U.S. investor lost on both domestic and international stocks, with gains in the latter trumped by the rebounding U.S. dollar. In the second half, global equities registered solid gains, although foreign markets ended the 2005 year more convincingly. The Morgan Stanley Capital International (“MSCI”) World® Index(1) calculated in dollars, including net reinvested dividends rose 10.3% for the six months ended December 31, 2005, and 9.5% for the full year. As for currencies, the dollar extended its first half run for the six months ended December 31, 2005, rising 2.1% against the euro (12.6% for the full year), 6.2% against the yen (14.7% for the full year), and 3.8% against the pound (10.2% for the full year). Commentators explained the U.S. dollar’s unexpected strength by pointing to relatively high U.S. interest rates, the re-cycling of oil exporters’ burgeoning wealth into dollar securities, the tax-related “repatriation” into dollars of U.S. corporations’ foreign currency balances, and, regarding the yen’s particular weakness, non-Japanese investors pouring money into the stock market but hedging their currency risk. Each dynamic was losing steam by 2005 year-end.

For more than a year, the main issue for US fixed-income investors had been the unexpected flattening of the yield curve, i.e. the shrinking difference between short-term and long-term interest rates. From June 2004 through June 2005 the Federal Open Market Committee (“FOMC”) had raised the Federal Funds Rate by 25 basis points nine times, pulling other short-term rates up. However, the yield on the ten-year U.S. Treasury Note had actually fallen by 0.71% over the same thirteen months. This was put down to an apparently growing perception in the market that inflation was a problem solved, due to a vigilant Federal Reserve, cheap goods and labor abroad, consistent productivity growth at home and foreign investors’ hunger for U.S. investments. Occasionally in the second half, for example when Hurricane Katrina and Rita affected oil prices, having peaked near $70 per barrel at the end of August 2005, there looked to be filtering through to general prices, the trend seemed about to break. Nevertheless, in the end the forces of curve flattening prevailed. By December 31, 2005, the FOMC had raised rates four more times, oil prices and the inflation scare had subsided and foreigners were still buying record amounts of U.S. securities. For the six months ended December 31, 2005, the yield on the ten-year Treasury rose by 45 basis points to 4.39% (17 basis points for the full year), and on 13-week U.S. Treasury Bills by 93 basis points (180 basis points for the full year) to 3.98%. The returns on the broad Lehman Brothers Aggregate Bond Index(2) and the Lehman Brothers High Yield Bond Index(3) was
-0.1% and 1.6% for the six months ended December 31, 2005, and 2.4% and 2.7% for the full year, respectively.

The U.S. equities market in the form of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”)(4), added 5.8% including dividends in the latter half of 2005 and 4.9% for the full year, thanks to gains of 3.5% in July and November of 2005. Other months were flat to down and by 2005 year-end, the market, trading at a fairly undemanding price-to-earnings level of about 16 times earnings for the current fiscal year, was definitely struggling. Stock investors were initially encouraged by bullish economic reports and even more by second quarter company earnings figures, which were on average up more than 10% year over year. The optimistic mood lasted into early August of 2005, when the S&P 500 Index reached a four-year high, before drifting back as resurgent oil prices made records almost daily. In September and October of 2005 with Hurricanes Katrina and Rita seldom out of the news, two attempted rallies fizzled. High prices at the gas pump were already here. An expensive winter for heating fuel was certain. Sharply rising factory prices started to be found in local Federal Reserve and purchasing managers’ reports and, with consumer confidence slumping, the word “stagflation” was heard more than once. In spite of this, as November approached, an evidently swift recovery from the Hurricanes Katrina and Rita cheered investors and stock prices powered ahead through mid-December 2005, as oil prices fell back below $60 per barrel, inflation moderated, corporate profits remained buoyant and gross domestic product (“GDP”) growth, at 4.1% per annum, was the envy of the developed world. Yet the market gave back nearly 1.6% between Christmas and New Year, when new reports suggested that the end of the bubbling housing market might be at hand. Rising house prices had encouraged the consumer spending that was largely behind robust GDP growth; spending that is, by people who on average were saving little, if anything.

In international markets, Japan was the shining star of the second half, soaring 33.3%, based on the MSCI Japan® Index(5) in dollars plus net dividends for the six months ended December 31, 2005, and 25.5% for the

MARKET PERSPECTIVE:      YEAR ENDED DECEMBER 31, 2005

full year, as the market repeatedly broke five-year records amid new optimism. Investors, albeit mainly foreign ones, came to the belief that Japan is re-emerging as a balanced economy and less dependent on exports. Japanese corporations and banks have repaired their balance sheets at last. Rising wages are supporting domestic demand, in addition to an expected end to deflation, seems at hand. European ex UK markets leaped 11.8%, according to the MSCI Europe ex UK® Index(6) in dollars including net dividends for the six months ended December 31, 2005 (10.5% for the full year) and 14.7% in local currencies (27.7% for the full year) to the best levels in over four years, despite the first interest rate increase, to 2.5%, in over five years. Mounting evidence of a recovery in local demand, resilient profits and an upsurge of merger and acquisition activity boosted markets that are not particularly expensive. UK equities advanced 6.4% in the six months ended December 31, 2005 (7.4% for the full year) based on the MSCI UK® Index(7) in dollars including net dividends, concealing a more impressive 11.1% increase in pounds (20.1% for the full year), to the highest in four years. The period was dominated by the effect of five interest rate increases to restrain over-stretched consumers and soaring real estate prices. Yet, in the face of mostly miserable economic reports, and despite terrorist attacks in London over two days in July of 2005, investors, encouraged by merger and acquisition activity, supported an inexpensive market yielding over 3%.

(1) The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment-grade.

(4) The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6) The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING VP CONVERTIBLE PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING VP Convertible Portfolio (the “Portfolio”) seeks maximum total return, consisting of capital appreciation and current income. The Portfolio is managed by Anuradha Sahai, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares provided a total return of 0.92% compared to the Merrill Lynch All Convertibles Excluding Mandatory All Qualities (“ML Convertible”) Index which returned (0.34)% for the same period.

Portfolio Specifics: Early in the 2005 year, the Portfolio was positioned to a more middle of the road approach with most of its weighting in total return convertibles with neither a pure bond-like tilt nor a pure equity tilt. This hurt the Portfolio in the early part of the year. However, with the comeback in the convertible market in the latter half of the 2005 year, middle of the road convertibles regained a lot of the premium lost earlier in the year. Overall, security selection aided the Portfolio in outperforming the benchmark during this period.

The biggest contributor to out performance versus the benchmark came from the consumer discretionary and

Investment Type Allocation
as of December 31, 2005
(as a percent of net assets)
Portfolio holdings are subject to change daily.

technology sectors. The Portfolio positioning, as well as security selection, contributed to returns for the Portfolio that were more than double the returns of the benchmark for those sectors. The Portfolio also significantly outperformed in the utilities and financials sectors. In financials, sub-sector positioning towards the insurance industry and security selection aided out performance. In utilities, security selection and Calpine moving towards bankruptcy drove most of the performance. In consumer discretionary, the significant underweighting of the auto industry aided the out performance. In technology, returns were driven primarily by security selection within the sector. This was offset by under performance in the materials and telecommunications sectors and somewhat in the industrials and transportation sectors. In materials, high energy input costs affected earnings of names the Portfolio owned in chemicals and containers and packaging segments. In telecommunications, under performance was driven by Primus Telecommunications that kept missing management earnings guidance, which the Portfolio has since sold.

Current Strategy Outlook: U.S. economic indicators continue to improve, but we believe that equity market valuations will improve more modestly going forward. A weak dollar, combined with relatively high oil prices, could still act as a damper to economic growth going forward.

Going into 2006, economic growth projections, as well as corporate profitability projections, are being tempered. With this increased uncertainty, we believe we may witness increased levels of underlying equity volatility, which should be positive for the convertible market by enhancing option value. This will probably be somewhat offset by credit spread widening, which would, affect to a lesser degree, the bond floors of convertible securities. As a result, the Portfolio still maintains a middle-of-the-road approach with heavier weightings in balanced total return convertibles.

In these volatile times, we believe convertible securities are attractive relative to comparable asset classes due to their bond floor downside protection while providing equity-like upside participation. Despite the fear of higher rates, we believe strong

Top Ten Industries

as of December 31, 2005
(as a percent of net assets)

Insurance	7.7%

Diversified Financial Services	6.6%

Oil and Gas	5.3%

Pharmaceuticals	5.3%

Media	5.2%

Aerospace/ Defense	4.8%

Semiconductors	4.7%

Retail	3.9%

Software	3.6%

Telecommunications	3.6%

Portfolio holdings are subject to change daily.

balance sheets and low default risk should keep bond floors from dropping much. We continue to look for companies across the spectrum that will benefit from a modestly improving economy as we expect the market will reward companies that typically profit in the recovery part of the cycle. A bottom up approach which relies on fundamental analysis and careful security selection within our broader top down sector positioning strategy continues to be the foundation for our investment decisions.

ING VP CONVERTIBLE PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

		Since Inception
	1 Year	August 20, 2001

Class S	0.92%	7.29%
ML Convertible Index(1)	(0.34)%	6.25	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Convertible Portfolio against the ML Convertible Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The ML All Convertible Index is an unmanaged market capitalization-weighted index including non-mandatory domestic corporate convertible securities with at least an original par of $50 million or a $50 million market value; securities dropping below a market value of $40 million are excluded. Securities must be convertible into U.S. denominated common stocks, American Depositary Receipts, or cash equivalent to be included. The Index includes approximately 550 convertible securities and is updated and available daily, lending itself to daily performance attribution.

(2)Since inception performance for the index is shown from September 1, 2001.

ING VP REAL ESTATE PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING VP Real Estate Portfolio (the “Portfolio”) seeks total return consisting of long-term capital appreciation and current income. The Portfolio is co-managed by T. Ritson Ferguson, CFA, Chief Investment Officer and Managing Director and Sherry L. Rexroad and Joseph P. Smith, both Managing Directors, ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class I shares provided a total return of 12.49% compared to the Morgan Stanley Capital International (“MSCI”) U.S. REIT® Index and the Dow Jones Wilshire (“DJW”) Real Estate Securities Index, which returned 12.13% and 14.06% for the same period.

Portfolio Specifics: The Portfolio had particularly good performance in the second half of the year due to a combination of good stock selection and sector allocation. The Portfolio’s underweighted positions in the health care, net lease and diversified sectors were positive contributors to performance. Stock selection was the predominant source of our outperformance particularly in the office, industrial and hotel sectors. Hotels finished the year strong and were the best performing sector in the fourth quarter. We are overweight the more economically sensitive hotel and office property sectors. We have reduced our exposure to retail, but still favor the mall group within this property sector. We are underweight the shopping center and industrial sectors.

Current Strategy and Outlook: Low interest rates by historical standards and a moderately growing economy form an ideal environment for real estate investors. We look for another such year in 2006. We expect inflation to stay in check as the economy cools a bit under the combined influence of higher interest rates, higher energy costs, no new tax stimulus, and the drag of large fiscal deficits and large trade deficits. Nonetheless, we look for the U.S. economy to grow at a rate of 3% – 4% next year.

Industry Allocation

as of December 31, 2005
(as a percent of net assets)
Portfolio holdings are subject to change daily.

We expect overall earnings growth for real estate companies to accelerate in 2006 to 7.5%, driven by improving real estate fundamentals. As with 2005, earnings growth will occur primarily the “old fashioned way” from occupancy and rent gains and expense containment. A pricey acquisition market makes contributions from investment activity relatively modest. Development activity continues to be a source of above average earnings and value creation. We continue to favor companies with proven development capabilities and identifiable pipelines. The rapid increase in development costs (including land values and hard construction costs) have kept new construction levels down, making attractive yielding new development projects a valuable source of outsize earnings growth and value creation.

Net Asset Value (NAV) is the measure of the value of a company’s real estate assets based on private market real estate pricing for comparable properties. Last year, the average of our estimated NAVs for real estate investment securities (“REITs”) in our coverage universe increased by 13%. Approximately half of this increase came from earnings growth which averaged 6.3% for the companies we follow. The other contributor to NAV growth was valuation increases based on higher prices paid for comparable properties in the private market. 2005 provided plenty of direct support for these higher valuations as 14 mergers and acquisitions involving public real estate companies worth over $36 billion were announced or consummated this past year. The majority of these transactions (nine deals worth over $24 billion) were “going-private” transactions where shareholders were paid cash prices which were generally 10% or more above the stock prices prior to the deal announcement.

REIT stock price multiples were essentially unchanged from a year ago and represent a 14.9 multiple of forward cash earnings before depreciation (“FFO”). However, this multiple is high by historical standards (about 20% above the long-term multiple we have estimated over the last 20 years). The National Association of Real Estate Investment Trusts (“NAREIT”) Equity REIT dividend yield of 4.6% offers a narrower-than-usual spread to the 4.4% 10-year Treasury bond yield. While it is not unprecedented for REITs to trade at yields less than the 10-year Treasury yield, the average spread over the last 20 years has been approximately 60 basis points. Perhaps the most relevant metric at the moment, however, is that REITs are now trading at only a very modest 2% premium to our estimate of NAV. Historically, REITs have traded in a band of -10% to +10%. The significant private market appetite for real estate, which led to a flurry of public company acquisition announcements last year including several in December, suggests that our NAV estimates may still be too conservative.

All in all, we expect a good backdrop for real estate again this year. In the assumed context of a growing economy and improving real estate market conditions, we expect investors to still embrace real estate. Earnings growth of 7.5% plus a dividend yield of 4.6% suggest low double-digit returns are possible. REITs are not unique in looking a bit expensive relative to historic valuation levels. With few, if any, obvious options for getting double-digit returns, investors are likely to maintain a positive view about investing in real estate, which bodes well for REITs holding their current multiples. Even with some modest multiple contraction, we expect REITs to deliver high single-digit returns in 2006.

Top Ten Holdings

as of December 31, 2005
(as a percent of net assets)

Simon Property Group, Inc.	6.5%

Prologis	5.0%

General Growth Properties, Inc.	4.2%

Boston Properties, Inc.	4.1%

AvalonBay Communities, Inc.	3.9%

Starwood Hotels & Resorts Worldwide, Inc.	3.7%

Vornado Realty Trust	3.7%

Trizec Properties, Inc.	3.6%

Archstone-Smith Trust	3.5%

Equity Residential	3.4%

Portfolio holdings are subject to change daily.

ING VP REAL ESTATE PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Period Ended December 31, 2005

		Since Inception		Since Inception
	1 Year	May 3, 2004		May 13, 2005

Class I	12.49%	31.41%		—
Class S	—	—		16.35%
MSCI U.S. REIT® Index(1)	12.13%	29.81	%(3)	14.35	%(4)
DJW Real Estate Securities Index(2)	14.06%	32.21	%(3)	16.22	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Real Estate Portfolio against the MSCI U.S. REIT® Index and the DJW Real Estate Securities Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charge and incur no operating expense. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 922-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The Morgan Stanley Capital International (MSCI) U.S. REIT® Index is a free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The Index represents approximately 85% of the U.S. REIT market. The MSCI U.S. REIT® Index more closely tracks the type of securities in which the Fund invests than the DJW Real Estate Securities Index.

(2)The Dow Jones Wilshire Real Estate Securities Index is an unmanaged, market capitalization weighted index of publicly traded real estate securities, such as REITs, real estate operating companies (“REOCs”) and partnerships. The Index is comprised of companies whose charter is the equity ownership and operation of commercial real estate.

(3)Since inception performance for the index is shown from May 1, 2004.

(4)Since inception performance for the index is shown from May 1, 2005.

ING VP LARGECAP GROWTH PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING VP LargeCap Growth Portfolio (the “Portfolio”) seeks long term capital appreciation. The Portfolio is managed by Andrew J. Shilling and John A. Boselli, Senior Vice Presidents and Portfolio Managers, Wellington Management Company, LLP — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares provided a total return of 3.19% compared to the Russell 1000 Growth® Index and Russell 1000® Index, which returned 5.26% and 6.27%, respectively, for the same period.

Portfolio Specifics: Despite concerns about rising inflation and interest rates and stubbornly high oil prices, equity markets moved higher during the period. Growth-oriented stocks lagged value-oriented stocks by 1.79%, measured by the Russell 1000 Growth® Index (5.26%) and the Russell 1000 Value® Index (7.05%).

The Portfolio underperformed in this environment due to stock selection. Consumer discretionary stocks provided the greatest headwinds during the 2005 period, largely due to positions in online retailer eBay, pharmaceutical firm Elan, and satellite radio provider XM Satellite. eBay fell on concerns of slowing growth in the U.S. and increasing competition. Also weighing on the Portfolio’s returns was biotechnology company Elan. Its shares fell sharply this year as it withdrew its much-heralded Tysabri treatment for multiple sclerosis after two patients died from its use in combination with Biogen Idec’s

Industry Allocation
as of December 31, 2005
(as a percent of net assets)

Portfolio holdings subject to change daily.

drug Avonex. XM Satellite Radio reacted negatively to declining conversion rates from OEM installations and rising expenses associated with increased advertising and promotion. We reduced our position, but continue to hold the stock as net subscriber adds continue to be strong and the product category remains underpenetrated. Technology stocks were another source of underperformance during the year. Video game manufacturer Electronic Arts lowered guidance as software sales fell shy of expectations during this video game console transition period. Dell suffered from a reduced cost advantage as component pricing remained unusually firm.

Top individual relative contributors included internet marketing company Google, pharmaceutical company AstraZeneca, derivatives trading firm Chicago Mercantile, and exploration and production firm Petro-Canada. Google benefited from strong paid search trends, a growing global presence, and rising expectations for branded advertising. We expect to see further upside as the company rolls out new products and monetizes its growing user base. AstraZeneca handily exceeded earnings estimates due to improvement in operating margins and strong sales of several pharmaceutical products. Petro-Canada gained in concert with higher energy prices, while Chicago Mercantile benefited from rising volume and increases in the rates charged per contract traded. Since Portfolio positioning is driven by individual stock decisions, sector weightings may vary from those of the index as a result of these bottom-up stock picks. The Portfolio benefited from these over- and underweights during the period, particularly from overweight positions in the Energy and Financial sectors.

Current Strategy and Outlook: The marked increase in global energy prices in the aftermath of the destructive Hurricanes Katrina and Rita season could negatively impact economic growth in the near term. U.S. consumers have been particularly hard hit, as they face a noticeable

Top Ten Holdings
as of December 31, 2005
(as a percent of net assets)

Yahoo!, Inc.	4.9%

AstraZeneca PLC ADR	4.6%

UnitedHealth Group, Inc.	4.6%

Countrywide Financial Corp.	4.5%

Medtronic, Inc.	4.4%

Electronic Arts, Inc.	3.8%

Network Appliance, Inc.	3.5%

Chicago Mercantile Exchange	3.5%

Qualcomm, Inc.	3.4%

Google, Inc.	3.4%

Portfolio holdings are subject to change daily.

increase in short-term interest rates along with rising heating and gasoline prices. Inflationary pressures are waning despite these still-high energy prices, in part due to the determined anti-inflationary stance of the Federal Reserve Bank. We look for a decelerating rate of increase in inflation over the course of 2006.

We continue to focus our efforts on picking stocks one-at-a-time based on detailed fundamental research. Our stock-by-stock analysis led to a decrease in our exposure to the consumer discretionary sector over the year. Within the sector, our retailing exposure is at its lowest level in some time as we believe high energy prices will continue to crimp retail sales. As a result of bottom-up investment decisions, the Portfolio ended the period with its largest overweights in the financials and health care sectors and its largest underweights in the consumer staples and consumer discretionary sectors.

ING VP LARGECAP GROWTH PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

		Since Inception
	1 Year	August 2, 2001

Class S	3.19%	(0.58)%
Russell 1000 Growth® Index(1)	5.26%	(0.08	)%(3)
Russell 1000® Index(2)	6.27%	3.22	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP LargeCap Growth Portfolio against the Russell 1000 Growth Index and the Russell 1000® Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The Russell 1000 Growth® Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratios and forecasted growth.

(2)The Russell 1000 Index is an unmanaged, comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

(3)Since inception performance for the index is shown from August 1, 2001.

ING VP MIDCAP OPPORTUNITIES PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING VP MidCap Opportunities Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by a team of investment professionals led by Richard Welsh and Jeff Bianchi, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class I shares provided a total return of 10.35% compared to the Russell Midcap® Growth Index and the Russell MidCap® Index, which returned 12.10% and 12.65%, respectively, for the same period.

Portfolio Specifics: The Portfolio underperformed the benchmark in 2005, although relative performance improved in the second half of the year. The largest contribution to returns resulted from an overweight and strong stock selection in the energy sector. The Portfolio was over weighted in energy throughout 2005, as prospects for continued strong energy prices added to the sector’s attractiveness. As a sector, energy earnings expectations increased over 50% throughout 2005. The Portfolio increased its emphasis on oilfield equipment companies and deemphasized exploration and production throughout the year. In addition, consumer discretionary added significant returns as a consequence of Chico’s, a specialty retailer of upscale casual women’s clothing. Chico’s had stronger than expected sales growth, aided in part by acceleration in its second concept store, White House/Black Market.

Industry Allocation

as of December 31, 2005
(as a percent of net assets)

Semiconductors	10.1%

Healthcare – Products	8.5%

Pharmaceuticals	7.7%

Oil and Gas Services	6.3%

Software	5.6%

Retail	5.2%

Healthcare – Services	4.9%

Miscellaneous Manufacturing	4.5%

Telecommunications	4.4%

Lodging	4.3%

Oil and Gas	4.3%

Industries between 2.0% – 3.5%(1)	21.3%

Industries less than 2.0%(2)	13.5%

Other Assets and Liabilities, Net*	(0.6)%

*	Includes securities lending collateral.

(1)	Includes industries, which each represents 2.0% – 3.5% of net assets.

(2)	Includes industries, which each represents 2.0% of net assets.

Portfolio holdings subject to change daily.

The sector that detracted the most from performance was technology, with earnings disappointments from Tibco and Avid hurting returns. Tibco, a maker of application integration software, disappointed Wall Street by lowering earnings expectations due to poor enterprise software demand. Avid Technologies reported product delays and softer than expected demand from their broadcast customers. Both were sold in the period and our technology weight shifted throughout the second half, from a significant underweight position to an overweight position due to intriguing secular stories.

Overall, mid-cap growth stocks had a great 2005, benefiting from a rotation away from larger companies with inferior growth prospects. Mid-cap growth stocks were up over 12% for the year, and had the best performance relative to their competing style and size brethren. While most sectors within the index had positive returns throughout the year, positive returns overall were disproportionately skewed by energy. Cyclically related sectors, such as technology and consumer discretionary, underperformed the market due to investor anxiety about decelerating economic growth induced by higher energy costs and higher interest rates.

Current Strategy and Outlook: In 2006, real gross domestic

Top Ten Holdings*
as of December 31, 2005
(as a percent of net assets)

Hologic, Inc.	2.7%

Gen-Probe, Inc.	2.6%

Broadcom Corp.	2.5%

Rockwell Automation, Inc.	2.3%

Jabil Circuit, Inc.	2.2%

Micros Systems, Inc.	2.1%

Autodesk, Inc.	2.0%

Peabody Energy Corp.	2.0%

Roper Industries, Inc.	1.9%

Harrah’s Entertainment, Inc.	1.9%

*	Excludes short-term investments related to repurchase agreements and securities lending collateral.

Portfolio holdings are subject to change daily.

product (“GDP”) growth is likely to slow from above-trend levels during the latter half of the year, potentially growing to around 3.5%, which is in line with consensus expectations. Although energy prices have pushed headline inflation higher, with the consumer price index (“CPI”) averaging nearly 4% year-over-year since July, core inflation is actually exhibiting a mild disinflationary trend. This suggests the Federal Reserve might stop raising interest rates sooner than expected. The ongoing economic expansion should contribute to the realization of mid-single digit earnings growth this year. We believe that growth stocks should continue to outperform value stocks, as seen in the latter three quarters of 2005. We also believe that our bottom-up process of investing in companies with positive business momentum will continue to generate successful performance for our clients.

ING VP MIDCAP OPPORTUNITIES PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

			Since Inception		Since Inception
	1 Year	5 Year	May 5, 2000		May 7, 2001

Class I	10.35%	(3.50)%	(4.77)%		—
Class S	10.16%	—	—		1.13%
Russell Midcap® Growth Index(1)	12.10%	1.38%	(2.54	)%(3)	4.45	%(4)
Russell Midcap® Index(2)	12.65%	8.45%	8.02	%(3)	9.76	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP MidCap Opportunities Portfolio against the Russell Midcap® Growth Index and the Russell MidCap® Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contract, please call (800) 922-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.

(2)The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 26% of the total market capitalization of the Russell 1000® Index.

(3)Since inception performance for the index is shown from May 1, 2000.

(4)Since inception performance for the index is shown from May 1, 2001.

ING VP SMALLCAP OPPORTUNITIES PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING VP SmallCap Opportunities Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by Steve Salopek, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class I shares provided a total return of 9.10% compared to the Russell 2000 Growth® Index and the Russell 2000® Index, which returned 4.15% and 4.55%, respectively, for the same period.

Portfolio Specifics: The Portfolio outperformed its benchmark the Russell 2000 Growth® Index during the past 12 months due primarily to strong stock selection within the health care and energy sectors. Southwestern Energy, and Unit Corporation, and Intuitive Surgical were the largest contributors to performance during 2005. Southwestern Energy is primarily focused on the exploration and production of natural gas, which has been prices for this commodity have been strong. We believe the company will continue to experience strong production growth in 2006. Also, the reassessment of the quality of their acreage in the Fayetteville Shale, which is a promising unconventional gas play, significantly increased the value of the company. Unit Corporation’s business is exploration and production of oil and gas as well as onshore drilling services. The company’s revenue growth is likely to accelerate as both oil and gas prices remain high and other exploration and production companies increase their exploration spending, Intuitive Surgical, another significant contributor to results for 2005, makes robotic surgical equipment that is experiencing faster than expected adoption due to better surgical outcomes than anticipated and faster patient recovery times.

Industry Allocation

as of December 31, 2005
(as a percent of net assets)

Software	7.5%

Pharmaceuticals	7.4%

Computers	6.8%

Retail	6.2%

Commercial Services	5.9%

Healthcare – Products	5.0%

Internet	5.0%

Investment Companies	5.0%

Distribution/Wholesale	4.7%

Semiconductors	4.7%

Healthcare – Services	4.6%

Oil & Gas	4.2%

Industries between 2.0% – 3.5%(1)	17.0%

Industries less than 2.0%(2)	16.1%

Other Assets and Liabilities, Net*	(0.1)%

*	Includes securities lending collateral.
(1)	Includes six industries, which each represents 2.0% – 3.5% of net assets.
(2)	Includes seventeen industries, which each represents less than 2.0% of net assets.

Portfolio holdings subject to change daily.

Ceradyne, Tekelec and Avid Technology detracted most from results over the period. Ceradyne had disappointing results in the earlier half of 2005, but performance has steadily improved. We continue to hold the shares as we expect demand for the company’s body armor to remain strong due to the war in Iraq. Tekelec, a telecommunications equipment company, also performed poorly but we are continuing to hold a position in the stock, as we anticipate that telecommunications carriers will continue to expand capacity in 2006, and the shares have an attractive free cash flow yield. Avid Technology, which develops digital media production software, underperformed as a result of a series of earnings disappointments. The company’s acquisition of Pinnacle Systems, which develops digital media software for the consumer market, was also viewed negatively by investors. We no longer hold a position in the company.

Current Strategy and Outlook: We believe the Portfolio is positioned well across sectors, with overweights in technology and industrials companies. We believe that our investments in technology will continue to benefit the Portfolio’s performance as we are invested in companies that we think will grow at an accelerated rate in 2006 as a result of strong new product cycles. Our energy holdings are concentrated in the oil and gas drilling and equipment and services groups and are companies whose profitability we expect to remain strong even if the price of oil and natural gas declines.

Top Ten Holdings*
as of December 31, 2005
(as a percent of net assets)

iShares Russell 2000 Growth Index Fund	2.9%

iShares Russell 2000 Index Fund	2.1%

Unit Corp.	1.5%

Valueclick, Inc.	1.5%

Pacific Sunwear of California	1.5%

Micros Systems, Inc.	1.4%

Kyphon, Inc.	1.3%

Psychiatric Solutions, Inc.	1.3%

Mobile Mini, Inc.	1.3%

HealthExtras, Inc.	1.3%

*	Excludes short-term investments related to repurchase agreements and securities lending collateral.

Portfolio holdings are subject to change daily.

Financials and consumer discretionary represent the two largest sector underweights. Until there is evidence that the flat yield curve is likely to steepen, we will most likely remain modestly underweighted in financials. Our emphasis in the financial sector is likely to continue to be on non-bank financials (insurance and asset management companies) as many small-cap banks, despite the difficulties imposed by a flat yield curve, are trading at significant premiums to book value as a result of an expected consolidation. We are also likely to remain underweighted in sectors that are heavily driven by consumer spending, such as retail and consumer durables, as the already extended consumer is facing the headwinds of higher interest rates and energy prices.

ING VP SMALLCAP OPPORTUNITIES PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

				Since Inception
	1 Year	5 Year	10 Year	May 3, 2001

Class I	9.10%	(7.81)%	9.60%	—
Class S	8.86%	—	—	(4.62)%
Russell 2000® Growth Index(1)	4.15%	2.28%	4.69%	3.54	%(3)
Russell 2000® Index(2)	4.55%	8.22%	9.26%	8.65	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP SmallCap Opportunities Portfolio against the Russell 2000® Growth Index and the Russell 2000® Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 922-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The Russell 2000® Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater-than-average growth orientation.

(2)The Russell 2000® Index is an unmanaged index that measures the performance of securities of small U.S. companies.

(3)Since inception performance for the index is shown from May 1, 2001.

ING VP FINANCIAL SERVICES PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING VP Financial Services Portfolio (the “Portfolio”) seeks long term capital appreciation. The Portfolio is managed by a team of investment professionals led by Steven L. Rayner and Robert M. Kloss, Portfolio Managers, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class I shares provided a total return of 7.74% compared to 6.50% for the Standard & Poor’s (“S&P”) Financials Index and 4.91% for the Standard & Poor’s 500 Composite Stock Price (“S&P 500”) Index for the same period.

Portfolio Specifics: During 2005, financial stocks initially underperformed the overall market (as measured by the S&P 500 Index), as concerns about rising interest rates and overheated home values seemed to outweigh decent growth in the U.S. economy and rising company earnings. However, beginning in October 2005, as investors began to sense that an end to the current Federal Reserve tightening cycle might be coming in early 2006, financial stocks moved meaningfully ahead of the broader market.

For the entire year, financial stocks performed slightly better than the market and the Portfolio outperformed both the benchmark S&P Financials Index and the broader S&P 500 Index. Several strategies were key to this result. The first was our decision to underweight bank stocks, which we believed were not generally attractive due to high valuations and a more uncertain earnings growth outlook in the face of rising rates and a maturing credit cycle. The banks indeed proved to be among the weaker performing financial sub-sectors in 2005, although the Portfolio did enjoy strong results from stock selection, benefiting from individual standouts, including Zions Bancorp and PNC Financial Services.

Industry Allocation

as of December 31, 2005
(as a percent of net assets)
Portfolio holdings subject to change daily.

A second key contributor was our overweighting of capital markets-oriented stocks, particularly securities brokers, which we saw as beneficiaries of a more robust trading environment and an improving climate for merger and acquisition activity. This decision resulted in strong performance contributions from brokerage holdings, especially Lehman Brothers and Goldman Sachs. The Portfolio also benefitted by overweighting the asset management segment where Franklin Resources and Affiliated Managers Group were also among our top performing holdings.

A third area driving the Portfolio’s outperformance was stock selection within the insurance sub-sector, where we achieved excellent results from holdings in property/casualty names ACE Limited and St. Paul Travelers, and multi-line insurer Harford Financial Services Group. The Portfolio also took advantage of several opportunities in the strongly-performing life and health insurance group, where Prudential Financial, Genworth, and AFLAC aided our results. Partially offsetting some of the insurance largess was a disappointment from reinsurer Renaissance Re, which declined in the face of a financial restatement and the resignation of the CEO.

We fared less well in the mortgage arena, where continued political pressure on the government sponsored mortgage entities hurt absolute returns. In particular, Fannie Mae was slow to recover from last year’s accounting missteps and management turnover. Also, mortgage originator Countrywide Financial suffered from concerns over spread compression and the possible risks of exotic mortgage products, despite continued strong loan volumes and an attractive valuation.

Current Strategy and Outlook: As we begin the New Year, a key question on investors’ minds seems to be, “When will the Federal Reserve finish the current cycle of rate increases?” If history is any guide, financial stocks might be expected to perform well if and when the Fed signals a pause is at hand. However, forecasting the exact end of a rate cycle is difficult and is not necessarily essential for making money in financial services stocks.

Top Ten Holdings

as of December 31, 2005
(as a percent of net assets)

Citigroup, Inc.	6.8%

Wells Fargo & Co.	5.6%

Bank of America Corp.	4.3%

American Intl. Group, Inc.	4.3%

JPMorgan Chase & Co.	4.2%

Goldman Sachs Group, Inc.	3.8%

Merrill Lynch & Co., Inc.	3.5%

US BanCorp.	3.4%

Affiliated Managers Group	3.4%

Morgan Stanley	2.9%

Portfolio holdings are subject to change daily.

Our focus remains on fundamental analysis and on valuations. At present, we still see reasonable value in selected capital markets stocks, which tend to respond favorably to economic growth. We also see many interesting prospects in the property/casualty side of insurance, where price increases in the wake of a nasty hurricane season may help drive earnings for much of 2006.

Although we are still cautious regarding bank valuations, selective opportunities may be available in the space, and we remain alert to the potential for Federal Reserve policy changes to alter our outlook here.

We also continue to look for situations where we can find fundamental value based on a company’s own internal self-help efforts, where performance is not largely dependent on macroeconomic factors.

ING VP FINANCIAL SERVICES PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005(5)

		Since Inception
	1 Year	May 3, 2004

Class I	7.74%	12.07%
Class S	7.55%	11.86%
S&P 500 Financials Index(1)	6.50%	10.45	%(3)
S&P 500 Index(2)	4.91%	9.44	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Financial Services against the S&P 500 Financials Index and the S&P 500 Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The S&P 500 Financials Index is a capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the S&P 500 Index.

(2)The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(3)Since inception performance for the index is shown from May 1, 2004.

ING VP HIGH YIELD BOND PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING VP High Yield Bond Portfolio (the “Portfolio”) seeks to provide investors with a high level of current income and total return by investing at least 80% of its assets in high yield (high risk) bonds, that are unrated or rated below investment grade. The Portfolio is managed by a team of investment professionals led by Greg Jacobs, and Kurt Kringelis, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class I shares provided a total return of 1.45% compared to 2.74% for the Lehman Brothers High Yield Bond Index.

Portfolio Specifics: During the first quarter all major sectors produced negative total returns for the first quarter except wireless telecommunications. As with many sharp sell-offs, the large, liquid part of the high yield universe underperformed the smaller, illiquid part of the market, as investors in need of raising cash sold the most liquid bonds first. Portfolio performance benefited from an overweight position in wireless telecom and an underweight position in automotives, which experienced significant underperformance. Performance was hindered by the Portfolio’s overweight in the liquid part of the universe, which substantially underperformed the broad market.

The second quarter experienced volatility that we have not seen in the past 24 months. Concerns about an economic soft patch, technical pressure from the downgrades of Ford and GM, and rumors of hedge fund implosion combined to shake investor confidence. However, as investor fears waned and the downgraded automakers were absorbed

Investment Type Allocation

as of December 31, 2005
(as a percent of net assets)
Portfolio holdings are subject to change daily.

by high yield buyers, the market resumed its slow grind higher. Most high yield indices returned to positive territory, in part, due to the rise in U.S. Treasury prices. Higher quality names outperformed lower quality. This had a neutral impact on portfolio performance during the quarter, with the advantage of being underweight distressed securities offsetting the disadvantage of being underweight BB-rated securities. Portfolio performance also benefited from overweight positions in gaming, lodging and wireless telecom. Results were hurt by underweight positions in finance and electric utilities and airlines.

As the third quarter closed, we maintained overweight positions in the middle tier B-rated part of the universe and underweight BB-rated issues, CCC-rated securities and distressed parts of the market. This had a neutral impact on Portfolio performance. Performance benefited from overweight positions in gaming, lodging and wireless telecom but was hurt by underweight positions in finance and electric utilities.

The high yield market provided modest returns during the fourth quarter despite several events that highlighted the risks of high yield investing, including the bankruptcy filings of Delphi, and Calpine and the leveraged acquisition of Georgia Pacific. Investors overlooked the negative events due to a relatively benign fundamental environment. From a sector standpoint, portfolio performance benefited from overweight positions in gaming and lodging and an underweight in autos. Performance was hurt by an underweight position in airlines, as the sector rebounded from a weak third quarter. Performance was helped by an overweight in GMAC, as speculation regarding the sale of GM’s finance unit caused GMAC debt to significantly outperform.

Current Strategy and Outlook: Our outlook did not change during the period, with the exception that the end of the tightening phase is now on the horizon. While the debate on Wall Street about the relationship of inverted yield curves and recessions is lively, we believe that any sustained inversion will likely be brief and will have fewer implications for the domestic economy than in the past. We expect the Federal Reserve to remain vigilant on inflation under new Chairman Dr. Ben S. Bernanke and transparent in its actions.

In high yield, the fundamental outlook remains relatively favorable for the high yield market as we approach what is likely the mid-point of this credit cycle. We believe the Federal Reserve tightening cycle will come to an end during the first half of 2006 and should allow for better absolute returns. While gross domestic product (“GDP”) growth is expected to slow to the 3% to 3.5% area, economic conditions should remain generally supportive for the high yield market. The performance of the automotive sector and the degree of shareholder friendly activity could potentially have more influence than the economy on the performance of the high yield market in the coming year. Despite the underperformance of lower rated securities in 2005, the dispersion of returns was relatively low by historical standards. We expect the dispersion of returns to increase in 2006 and a key part of our investment focus will be on avoiding credit losses.

Top Ten Industries*

as of December 31, 2005
(as a percent of net assets)

Telecommunications	11.5%

Electric	9.2%

Diversified Financial Services	8.3%

Media	7.6%

Lodging	4.9%

Oil and Gas	4.5%

Chemicals	4.3%

Food	4.0%

Entertainment	3.4%

Retail	3.4%

*	Excludes short-term investments related to repurchase agreement.

Portfolio holdings are subject to change daily.

ING VP HIGH YIELD BOND PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

				Since Inception
	1 Year	5 Year	10 Year	April 29, 2005

Class I	1.45%	5.04%	3.36%	—
Class S	—	—	—	2.46%
Lehman Brothers High Yield Bond Index(1)	2.74%	8.85%	6.54%	5.44	%(3)
Lehman Brothers High Yield Bond — 2% Issuer Constrained Composite Index(2)	2.76%	9.12%	7.00%	8.30%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP High Yield Bond Portfolio against the Lehman Brothers High Yield Bond Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 922-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment grade.

(2)The Lehman Brothers High Yield Bond — 2% Issuer constrained Composite Index is an unmanaged index that measures the performance of fixed-income securities. The Composite index more closely tracks the types of securities in which the Fund invests than the Lehman Brothers High Yield Bond Index.

(3)Since inception performance for the index is shown from May 1, 2005.

ING VP INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

The ING VP International Value Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by Richard T. Saler and Philip A. Schwartz, CFA, each a Senior Vice President and Director of International Investment Strategy, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class I shares provided a total return of 9.43% compared to the Morgan Stanley Capital International — Europe, Australasia and Far East® (“MSCI EAFE®”) Index, which returned 14.02% for the same period.

Portfolio Specifics: International markets performed strongly in 2005. Accelerating earnings growth in Japan, and solid earnings growth in Europe, Developed Asia and emerging markets, combined with relatively attractive valuations, were the key drivers of this strength.

Our relative value investment approach, which focuses on “cash flow return on investment” as its prime criterion for selection, combined with an overall defensive positioning, was not well suited to the market environment in the first half of the year. The bulk of the performance shortfall was recorded in this period. We have, however, strengthened our process by enhancing our quantitative selection models in support of our fundamental due diligence, resulting in an improved stock selection outcome in the second half of the year.

At the sector level, materials and industrials were the best performing sectors in 2005. Telecom services was the only sector with negative performance for the year. Energy had been a

Country Allocation

as of December 31, 2005
(as a percent of net assets)

Japan	22.7%

United Kingdom	14.9%

Germany	12.9%

France	10.1%

Switzerland	9.8%

Netherlands	6.3%

Hong Kong	4.2%

United States	2.9%

Sweden	2.5%

Thailand	2.4%

Australia	2.1%

Canada	1.8%

Industries between 1.0% – 1.6%(1)	6.0%

Industries less than 1.0%(2)	2.6%

Other Assets and Liabilities, Net*	(1.2)%

*	Includes securities lending collateral.
(1)	Includes four industries, which each represents 1.0% – 1.6% of net assets.
(2)	Includes four industries, which each represents less than 1.0% of net assets.

Portfolio holdings subject to change daily.

leading performer through the early part of the year, but falling oil prices trimmed gains late in the year. Overall, the Portfolio’s sector positioning lost value. While overweighting the strong financials sector and underweighting the relatively weak information technology and consumer discretionary sectors was successful, this was more than offset by a negative outcome from underweighting the strong materials and industrials sectors. Overweighting the weak telecommunications services sector and the energy sector in the fourth quarter also detracted from performance.

Within sectors, security selection in the information technology, consumer staples, and materials sectors was a significant detractor from performance. This was partly offset by strong selection results in the telecommunications services sector.

At the security level, significant value was added by TDC A/S, a Danish telecom company after receiving takeover bids, and Tokuyama Corp., a Japanese producer of industrial chemicals and construction materials, after reporting increased sales and earnings. Also adding considerable value was Mitsubishi UFJ Financial Group, a Japanese financial firm, which benefited from signs of accelerating financial reform. Detracting most from results were holdings in Japanese financial company Nomura Holdings due to declining market share, and Canadian gold company Placer Dome because of disappointing operational achievements. Belgacom S.A., a Belgian telecom company, was sold after disappointing sales estimate revisions.

Current Strategy and Outlook: We believe leading economic indicators in both Europe and Japan suggest an acceleration of economic growth is likely in the coming quarters. While high energy prices remain a concern, indications that the U.S. may be close to a peak in short term rates suggest that globally, renewed cyclical

Top Ten Industries*
as of December 31, 2005
(as a percent of net assets)

Banks	27.1%

Oil and Gas	10.4%

Insurance	8.4%

Telecommunications	6.2%

Electric	4.9%

Mining	4.7%

Pharmaceuticals	4.6%

Electrical Components and Equipment	4.5%

Food	3.7%

Diversified Financial Services	3.1%

*	Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

strength is possible. Accordingly, we have increased our exposure to cyclically sensitive stocks. At quarter end, our overweight positions in the financial, energy, information technology and consumer staples sectors were financed by underweighting the consumer discretionary, industrial, telecommunication services, and materials sectors. Our relative value work suggests that large-cap stocks in the international arena continue to be more attractive than their smaller peers. In all, we continue to favor well-capitalized, high cash-generating companies.

ING VP INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2005

			Since Inception		Since Inception
	1 Year	5 Year	August 8, 1997		March 19, 2002

Class I	9.43%	4.53%	10.36%		—
Class S	9.04%	—	—		8.05%
MSCI EAFE® Index(1)	14.02%	4.94%	5.04	%(2)	13.47	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP International Value Portfolio against the MSCI EAFE® Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 922-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(2)Since inception performance for the index is shown from August 1, 1997.

(3)Since inception performance for the index is shown from April 1, 2002.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

Actual Expenses

The first section of the table shown, “Actual Fund Return”, provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING VP Convertible Portfolio	July 1, 2005	December 31, 2005	Ratio	December 31, 2005*

Actual Fund Return
Class S	$1,000.00	$1,049.70	1.10%	$5.68
Hypothetical (5% return before expenses)
Class S	1,000.00	1,019.66	1.10	5.60

ING VP Real Estate Portfolio
Actual Fund Return
Class I	$1,000.00	$1,072.60	1.04%	$5.43
Class S	1,000.00	1,072.00	1.29	6.74
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,019.96	1.04%	$5.30
Class S	1,000.00	1,018.70	1.29	6.56

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING VP LargeCap Growth Portfolio	July 1, 2005	December 31, 2005	Ratio	December 31, 2005*

Actual Fund Return
Class S	$1,000.00	$1,059.80	1.10%	$5.71
Hypothetical (5% return before expenses)
Class S	1,000.00	1,019.66	1.10	5.60

ING VP MidCap Opportunities Portfolio
Actual Fund Return
Class I	$1,000.00	$1,101.90	0.90%	$4.77
Class S	1,000.00	1,101.60	1.10	5.83
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.67	0.90%	$4.58
Class S	1,000.00	1,019.66	1.10	5.60

ING VP SmallCap Opportunities Portfolio
Actual Fund Return
Class I	$1,000.00	$1,082.40	0.90%	$4.72
Class S	1,000.00	1,081.20	1.10	5.77
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.67	0.90%	$4.58
Class S	1,000.00	1,019.66	1.10	5.60

ING VP Financial Services Portfolio
Actual Fund Return
Class I	$1,000.00	$1,084.50	0.80%	$4.20
Class S	1,000.00	1,084.20	1.05	5.52
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.17	0.80%	$4.08
Class S	1,000.00	1,019.91	1.05	5.35

ING VP High Yield Bond Portfolio*
Actual Fund Return
Class I	$1,000.00	$1,012.60	0.78%	$3.96
Class S	1,000.00	1,011.40	1.02	5.17
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.27	0.78%	$3.97
Class S	1,000.00	1,020.06	1.02	5.19

ING VP International Value Portfolio
Actual Fund Return
Class I	$1,000.00	$1,136.60	1.00%	$5.39
Class S	1,000.00	1,132.70	1.20	6.45
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.16	1.00%	$5.09
Class S	1,000.00	1,019.16	1.20	6.11

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

ING Variable Products Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING VP LargeCap Growth Portfolio, ING VP MidCap Opportunities Portfolio, ING VP SmallCap Opportunities Portfolio, ING VP Convertible Portfolio, ING VP Financial Services Portfolio, ING VP High Yield Bond Portfolio, ING VP Real Estate Portfolio, and ING VP International Value Portfolio, each a series of ING Variable Products Trust as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2005, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2006

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

			ING	ING
	ING	ING	VP LargeCap	VP MidCap
	VP Convertible	VP Real Estate	Growth	Opportunities
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$7,969,279	$72,322,819	$2,198,380	$118,861,392
Short-term investments**	—	668,822	—	—
Short-term investments at amortized cost	—	—	—	28,624,000
Repurchase agreement	256,000	—	—	2,634,000
Cash	1,232	447,806	16,959	—

Receivables:
Investment securities sold	—	616,172	8,661	—
Fund shares sold	—	44,033	—	62
Dividends and interest	48,125	414,008	2,122	29,629
Prepaid expenses	195	1,106	49	2,666
Reimbursement due from manager	1,865	—	512	7,708

Total assets	8,276,696	74,514,766	2,226,683	150,159,457

LIABILITIES:
Payable for investment securities purchased	—	855,666	—	463,072
Payable for fund shares redeemed	2,119	99,342	4,069	130,646
Payable upon receipt of securities loaned	—	—	—	28,624,000
Payable to affiliates	7,773	64,150	2,093	95,870
Payable to custodian due to bank overdraft	—	—	—	3,054
Payable for trustee fees	561	658	1,022	4,097
Other accrued expenses and liabilities	13,548	41,302	11,129	88,839

Total liabilities	24,001	1,061,118	18,313	29,409,578

NET ASSETS	$8,252,695	$73,453,648	$2,208,370	$120,749,879

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$7,787,222	$64,109,986	$1,867,604	$167,710,881
Undistributed net investment income (accumulated net investment loss)	2,175	31,901	(1,537)	—
Accumulated net realized gain (loss) on investments, and foreign currency related transactions	223,705	2,596,166	8,455	(67,899,720)
Net unrealized appreciation on investments and foreign currency related transactions	239,593	6,715,595	333,848	20,938,718

NET ASSETS	$8,252,695	$73,453,648	$2,208,370	$120,749,879

+ Including securities loaned at value	$—	$—	$—	$27,785,946
* Cost of investments in securities	$7,729,686	$65,607,164	$1,864,532	$97,922,674
** Cost of short-term investments	—	668,882	—	—

Class I:
Net assets	n/a	$57,410,150	n/a	$78,760,416
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$0.01	$0.01	$0.01
Shares outstanding	n/a	3,838,351	n/a	10,406,333
Net asset value and redemption price per share	n/a	$14.96	n/a	$7.57

Class S:
Net assets	$8,252,695	$16,043,498	$2,208,370	$41,989,463
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	712,565	1,073,373	235,126	5,612,590
Net asset value and redemption price per share	$11.58	$14.95	$9.39	$7.48

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005 (CONTINUED)

	ING	ING	ING	ING
	VP SmallCap	VP Financial	VP High	VP International
	Opportunities	Services	Yield Bond	Value
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in securities at value+*	$193,589,567	$76,597,345	$83,717,256	$345,097,443
Short-term investments at amortized cost	54,241,000	—	—	11,324,000
Repurchase agreement	6,621,000	797,000	6,690,000	10,139,000
Cash	16,055	4,289	25,669	—
Foreign currencies at value**	—	—	—	105,506

Receivables:
Investment securities sold	15,749	76,777	40,573	—
Fund shares sold	254,546	28,587	218,064	382,301
Dividends and interest	42,010	64,466	1,643,580	470,608
Prepaid expenses	4,252	632	1,314	6,719
Reimbursement due from manager	7,655	10,238	15,161	61,974

Total assets	254,791,834	77,579,334	92,351,617	367,587,551

LIABILITIES:
Payable for investment securities purchased	—	—	—	4,604,608
Payable for fund shares redeemed	256,229	2,693	82,580	2,449
Payable upon receipt of securities loaned	54,241,000	—	—	11,324,000
Unrealized depreciation on forward currency contracts	—	—	—	26,213
Income distribution payable	—	—	1,337,262	—
Payable to affiliates	166,651	77,204	67,312	326,220
Payable to custodian due to bank overdraft	—	—	—	3,250
Payable for trustee fees	5,345	6,510	4,712	6,098
Other accrued expenses and liabilities	113,520	56,488	28,762	121,550

Total liabilities	54,782,745	142,895	1,520,628	16,414,388

NET ASSETS	$200,009,089	$77,436,439	$90,830,989	$351,173,163

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$208,632,545	$71,634,397	$98,118,372	$292,798,713
Undistributed net investment income	—	5,634	13,142	977,009
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(40,050,542)	(163,391)	(7,047,598)	23,043,570
Net unrealized appreciation or depreciation on investments and foreign currency related transactions	31,427,086	5,959,799	(252,927)	34,353,871

NET ASSETS	$200,009,089	$77,436,439	$90,830,989	$351,173,163

+ Including securities loaned at value	$52,425,262	$—	$—	$10,829,975
* Cost of investments in securities	$162,162,481	$70,637,546	$83,970,183	$310,747,583
** Cost of foreign currencies	$—	$—	$—	$105,540

Class I:
Net assets	$81,155,071	$1,039,526	$27,419,362	$348,326,160
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	4,574,946	89,941	9,186,853	27,359,084
Net asset value and redemption price per share	$17.74	$11.56	$2.98	$12.73

Class S:
Net assets	$118,854,018	$76,396,913	$63,411,627	$2,847,003
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	6,764,774	6,614,691	21,274,027	220,982
Net asset value and redemption price per share	$17.57	$11.55	$2.98	$12.88

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

			ING	ING
	ING	ING	VP LargeCap	VP MidCap
	VP Convertible	VP Real Estate	Growth	Opportunities
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$110,035	$1,329,006	$16,275	$580,437
Interest	214,895	14,640	368	108,009
Securities lending income	—	—	—	24,666

Total investment income	324,930	1,343,646	16,643	713,112

EXPENSES:
Investment management fees	65,770	401,180	16,232	909,076

Distribution and service fees:
Class S	21,923	10,957	5,411	106,381
Transfer agent fees	131	172	193	274
Administrative service fees	8,769	50,147	2,165	121,209
Shareholder reporting expense	2,412	5,945	2,790	55,860
Registration fees	39	134	11	622
Professional fees	8,119	11,445	5,268	39,179
Custody and accounting expense	8,852	6,266	3,476	20,117
Trustee fees	137	219	137	5,138
Offering expense	—	3,370	—	—
Miscellaneous expense	1,575	3,815	2,832	23,589

Total expenses	117,727	493,650	38,515	1,281,445
Net recouped (waived and reimbursed) fees	(21,464)	37,994	(14,636)	(104,681)
Brokerage commission recapture	—	—	(28)	—

Net expenses	96,263	531,644	23,851	1,176,764

Net investment income (loss)	228,667	812,002	(7,208)	(463,652)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:

Net realized gain (loss) on:
Investments	224,608	3,159,593	118,717	19,470,895
Foreign currency related transactions	(116)	—	—	—

Net realized gain on investments and foreign currency related transactions	224,492	3,159,593	118,717	19,470,895

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(388,935)	2,992,010	(49,824)	(7,425,127)

Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(164,443)	6,151,603	68,893	12,045,768

Increase in net assets resulting from operations	$64,224	$6,963,605	$61,685	$11,582,116

* Foreign taxes withheld	$—	$996	$131	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

	ING	ING	ING	ING
	VP SmallCap	VP Financial	VP High	VP International
	Opportunities	Services	Yield Bond	Value
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$395,809	$761,204	$68,363	$6,588,983
Interest	198,667	71,325	3,569,940	842,455
Securities lending income	131,855	—	5,834	67,661

Total investment income	726,331	832,529	3,644,137	7,499,099

EXPENSES:
Investment management fees	1,424,467	285,694	325,217	3,006,351

Distribution and service fees:
Class S	275,493	80,975	81,960	4,881
Transfer agent fees	282	296	294	497
Administrative service fees	189,928	38,092	51,040	300,632
Shareholder reporting expense	98,841	16,641	26,909	131,470
Registration fees	1,102	86	100	2,411
Professional fees	55,661	18,842	8,949	76,649
Custody and accounting expense	26,330	7,341	16,873	116,263
Trustee fees	7,030	159	2,555	14,372
Offering expense	—	3,341	—	—
Miscellaneous expense	12,280	4,171	3,879	16,803

Total expenses	2,091,414	455,638	517,776	3,670,329
Net waived and reimbursed fees	(160,589)	(76,005)	(38,944)	(657,866)

Net expenses	1,930,825	379,633	478,832	3,012,463

Net investment income (loss)	(1,204,494)	452,896	3,165,305	4,486,636

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:

Net realized gain (loss) on:
Investments	43,519,507	1,121,903	(28,711)	28,284,537
Foreign currency related transactions	—	—	—	(507,651)

Net realized gain (loss) on investments and foreign currency related transactions	43,519,507	1,121,903	(28,711)	27,776,886

Net change in unrealized appreciation or depreciation on:
Investments	(25,971,536)	4,517,755	(924,805)	(1,550,744)
Foreign currency related transactions	—	—	—	(43,837)

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(25,971,536)	4,517,755	(924,805)	(1,594,581)

Net realized and unrealized gain (loss) on investments and foreign currency related transactions	17,547,971	5,639,658	(953,516)	26,182,305

Increase in net assets resulting from operations	$16,343,477	$6,092,554	$2,211,789	$30,668,941

* Foreign taxes withheld	$—	$—	$—	$631,784

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Convertible		ING VP Real Estate
	Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

FROM OPERATIONS:
Net investment income	$228,667	$153,758	$812,002	$380,231
Net realized gain on investments and foreign currency related transactions	224,492	212,946	3,159,593	256,012
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(388,935)	201,109	2,992,010	3,723,585

Net increase in net assets resulting from operations	64,224	567,813	6,963,605	4,359,828

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class I	—	—	(1,198,708)	(247,255)
Class S	(222,839)	(162,004)	(205,264)	—

Net realized gains:
Class I	—	—	—	(328,998)
Class S	(5,997)	(235,552)	—	—

Return of capital:
Class I	—	—	—	(127,843)

Total distributions	(228,836)	(397,556)	(1,403,972)	(704,096)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,318,961	5,074,241	44,408,684	27,667,798
Dividends reinvested	228,836	391,413	1,403,972	704,096

	1,547,797	5,465,654	45,812,656	28,371,894
Cost of shares redeemed	(1,901,215)	(1,423,854)	(9,273,329)	(672,938)

Net increase (decrease) in net assets resulting from capital share transactions	(353,418)	4,041,800	36,539,327	27,698,956

Net increase (decrease) in net assets	(518,030)	4,212,057	42,098,960	31,354,688

NET ASSETS:
Beginning of year	8,770,725	4,558,668	31,354,688	—

End of year	$8,252,695	$8,770,725	$73,453,648	$31,354,688

Undistributed net investment income (distributions in excess) at end of year	$2,175	$(3,312)	$31,901	$66,498

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP LargeCap Growth		ING VP MidCap Opportunities
	Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

FROM OPERATIONS:
Net investment loss	$(7,208)	$(5,996)	$(463,652)	$(484,787)
Net realized gain on investments and foreign currency related transactions	118,717	208,520	19,470,895	2,203,413
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(49,824)	77,503	(7,425,127)	6,528,389

Net increase in net assets resulting from operations	61,685	280,027	11,582,116	8,247,015

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class S	—	(74,832)	—	—

Total distributions	—	(74,832)	—	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	44,555	16,989	13,136,203	17,358,163
Dividends reinvested	—	59,804	—	—
Net proceeds from shares issued in merger	—	—	—	103,914,425

	44,555	76,793	13,136,203	121,272,588
Cost of shares redeemed	(229,415)	(308,803)	(30,745,080)	(23,328,512)

Net increase (decrease) in net assets resulting from capital share transactions	(184,860)	(232,010)	(17,608,877)	97,944,076

Net increase (decrease) in net assets	(123,175)	(26,815)	(6,026,761)	106,191,091

NET ASSETS:
Beginning of year	2,331,545	2,358,360	126,776,640	20,585,549

End of year	$2,208,370	$2,331,545	$120,749,879	$126,776,640

Accumulated net investment loss at end of year	$(1,537)	$(8,549)	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP SmallCap Opportunities		ING VP Financial Services
	Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	May 3, 2004(1)
	December 31,	December 31,	December 31,	to December 31,
	2005	2004	2005	2004

FROM OPERATIONS:
Net investment income (loss)	$(1,204,494)	$(1,245,414)	$452,896	$50,026
Net realized gain on investments and foreign currency related transactions	43,519,507	2,686,546	1,121,903	168,520
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(25,971,536)	15,750,271	4,517,755	1,442,044

Net increase in net assets resulting from operations	16,343,477	17,191,403	6,092,554	1,660,590

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class I	—	—	(61,257)	(12,489)
Class S	—	—	(386,587)	(41,839)

Net realized gains:
Class I	—	—	(123,490)	(54,493)
Class S	—	—	(1,139,818)	(135,743)

Total distributions	—	—	(1,711,152)	(244,564)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	33,836,903	36,075,066	66,566,848	28,427,385
Dividends reinvested	—	—	1,549,401	180,318

	33,836,903	36,075,066	68,116,249	28,607,703
Cost of shares redeemed	(45,635,097)	(43,873,361)	(14,759,010)	(10,325,931)

Net increase (decrease) in net assets resulting from capital share transactions	(11,798,194)	(7,798,295)	53,357,239	18,281,772

Net increase in net assets	4,545,283	9,393,108	57,738,641	19,697,798

NET ASSETS:
Beginning of year	195,463,806	186,070,698	19,697,798	—

End of year	$200,009,089	$195,463,806	$77,436,439	$19,697,798

Undistributed net investment income at end of year	$—	$—	$5,634	$312

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP High Yield Bond		ING VP International Value
	Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

FROM OPERATIONS:
Net investment income	$3,165,305	$1,028,407	$4,486,636	$3,587,042
Net realized gain (loss) on investments and foreign currency related transactions	(28,711)	311,223	27,776,886	20,839,023
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(924,805)	(100,610)	(1,594,581)	12,866,386

Net increase in net assets resulting from operations	2,211,789	1,239,020	30,668,941	37,292,451

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class I	(1,169,783)	(1,028,396)	(7,228,013)	(3,298,798)
Class S	(1,996,274)	—	(38,217)	(8,322)

Net realized gains:
Class I	—	—	(17,792,010)	—
Class S	—	—	(90,682)	—

Total distributions	(3,166,057)	(1,028,396)	(25,148,922)	(3,307,120)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	89,345,713	14,185,761	103,338,958	154,197,513
Dividends reinvested	2,127,774	1,006,494	25,148,922	3,307,120

	91,473,487	15,192,255	128,487,880	157,504,633
Cost of shares redeemed	(21,471,278)	(16,879,820)	(46,753,345)	(90,707,666)

Net increase (decrease) in net assets resulting from capital share transactions	70,002,209	(1,687,565)	81,734,535	66,796,967

Net increase (decrease) in net assets	69,047,941	(1,476,941)	87,254,554	100,782,298

NET ASSETS:
Beginning of year	21,783,048	23,259,989	263,918,609	163,136,311

End of year	$90,830,989	$21,783,048	$351,173,163	$263,918,609

Undistributed net investment income (distributions in excess) at end of year	$13,142	$13,894	$977,009	$(185,215)

See Accompanying Notes to Financial Statements

ING VP CONVERTIBLE PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class S

					August 20,
	Year Ended December 31,				2001(1) to
					December 31,
	2005	2004	2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of period	$11.78	11.51	9.45	10.42	10.00

Income (loss) from investment operations:
Net investment income	$0.30	0.25	0.28	0.25	0.08
Net realized and unrealized gain (loss) on investments	$(0.20)	0.62	2.23	(0.97)	0.49
Total from investment operations	$0.10	0.87	2.51	(0.72)	0.57

Less distributions from:
Net investment income	$0.29	0.26	0.27	0.25	0.08
Net realized gains on investments	$0.01	0.34	0.18	—	0.07
Total distributions	$0.30	0.60	0.45	0.25	0.15
Net asset value, end of period	$11.58	11.78	11.51	9.45	10.42

Total Return(2)%	0.92	7.74	26.99	(6.89)	5.67

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$8,253	8,771	4,559	1,527	722

Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.10	1.10	1.10	1.12	1.10
Gross expenses prior to expense reimbursement(4)%	1.34	1.32	2.17	3.49	7.33
Net investment income after expense reimbursement (3)(4)%	2.61	2.28	2.91	2.76	2.49
Portfolio turnover rate %	102	85	177	69	14

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.

(3) The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(4) Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

ING VP REAL ESTATE PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I

		May 3,
	Year Ended	2004(1) to
	December 31,	December 31,
	2005	2004

Per Share Operating Performance:
Net asset value, beginning of the period	$13.62	10.00

Income from investment operations:
Net investment income	$0.21 *	0.34 *
Net realized and unrealized gain on investments	$1.47	3.64
Total from investment operations	$1.68	3.98

Less distributions from:
Net investment income	$0.34	0.14
Net realized gains on investments	$—	0.15
Return of capital	$—	0.07
Total distributions	$0.34	0.36
Net asset value, end of the period	$14.96	13.62

Total Return(2)%	12.49	40.01

Ratios and Supplemental Data:
Net assets, end of the period (000s)	$57,410	31,355

Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.04	1.05
Gross expenses prior to expense reimbursement/recoupment(3)(4)%	0.96	1.53
Net investment income after expense reimbursement/recoupment(3)(4)%	1.49 †	4.79
Portfolio turnover rate %	48	30

Class S

May 13,
2005(1) to
December 31,
2005

Per Share Operating Performance:
Net asset value, beginning of the period	$13.11

Income from investment operations:
Net investment income	$0.28 *
Net realized and unrealized gain on investments	$1.86
Total from investment operations	$2.14

Less distributions from:
Net investment income	$0.30
Total distributions	$0.30
Net asset value, end of the period	$14.95

Total Return(2)%	16.35

Ratios and Supplemental Data:
Net assets, end of the period (000s)	$16,043

Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.29
Gross expenses prior to expense reimbursement/recoupment(3)(4)%	1.21
Net investment income(4)%	2.97 †
Portfolio turnover rate %	48

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(4) Annualized for periods less than one year.

* Per share data calculated using average number of shares outstanding throughout the period.

†   Effective January 1, 2006, the Portfolio adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended December 31, 2005 was to decrease net investment income per share by $0.26 and $0.17 and increase net realized and unrealized gain on investments $0.26 and $0.17 and decrease the ratio of net investment to average net assets from 3.38% to 1.58% and 4.78% to 1.96% on Class I and Class S, respectively.

See Accompanying Notes to Financial Statements

ING VP LARGECAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class S

					August 2,
	Year Ended December 31,				2001(1) to
					December 31,
	2005	2004	2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of period	$9.10	8.34	6.27	9.66	10.00

Income (loss) from investment operations:
Net investment loss	$(0.03)	(0.02)	(0.03)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	$0.32	1.08	2.10	(3.35)	(0.33)
Total from investment operations	$0.29	1.06	2.07	(3.36)	(0.34)

Less distributions from:
Net investment income	$—	0.30	—	0.03	—
Total distributions	$—	0.30	—	0.03	—
Net asset value, end of period	$9.39	9.10	8.34	6.27	9.66

Total Return(2)%	3.19	12.73	33.01	(34.80)	(3.40)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,208	2,332	2,358	1,320	1,017

Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	1.10	1.10	1.10	1.10	1.10
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	1.10	1.10	1.07	1.10	1.10
Gross expenses prior to expense reimbursement and brokerage commission recapture(4)%	1.78	1.38	2.04	3.64	7.19
Net investment loss after expense reimbursement and brokerage commission recapture(3)(4)%	(0.33)	(0.26)	(0.48)	(0.41)	(0.47)
Portfolio turnover rate %	76	68	296	496	159

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.

(3) The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(4) Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

ING VP MIDCAP OPPORTUNITIES PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I

	Year Ended December 31,

	2005	2004	2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of the year	$6.86	6.15	4.50	6.07	9.05

Income (loss) from investment operations:
Net investment income (loss)	$(0.02)	(0.02)	(0.02)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	$0.73	0.73	1.67	(1.55)	(2.97)
Total from investment operations	$0.71	0.71	1.65	(1.57)	(2.98)
Net asset value, end of the year	$7.57	6.86	6.15	4.50	6.07

Total Return(1)%	10.35	11.54	36.67	(25.86)	(32.92)

Ratios and Supplemental Data:
Net assets, end of the year (000s)	$78,760	83,969	13,496	4,683	3,616

Ratios to average net assets:
Net expenses after expense reimbursement(2)(3)%	0.90	0.94	0.90	0.88	0.90
Gross expenses prior to expense reimbursement(3)%	0.97	0.96	1.21	1.53	2.66
Net investment (loss) after expense reimbursement(2)(3)%	(0.31)	(0.47)	(0.53)	(0.42)	(0.32)
Portfolio turnover rate %	90	73	162	387	429

	Class S

					May 7,
	Year Ended December 31,				2001(4) to
					December 31,
	2005	2004	2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of period	$6.79	6.11	4.47	6.04	7.10

Income (loss) from investment operations:
Net investment loss	$(0.04)	(0.03)	(0.03)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	$0.73	0.71	1.67	(1.55)	(1.05)
Total from investment operations	$0.69	0.68	1.64	(1.57)	(1.06)
Net asset value, end of period	$7.48	6.79	6.11	4.47	6.04

Total Return(1)%	10.16	11.13	36.69	(25.99)	(14.93)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$41,989	42,808	7,089	2,595	865

Ratios to average net assets:
Net expenses after expense reimbursement(2)(3)%	1.10	1.14	1.10	1.12	1.10
Gross expenses prior to expense reimbursement(3)%	1.22	1.21	1.45	1.75	4.28
Net investment loss after expense reimbursement(2)(3)%	(0.51)	(0.68)	(0.73)	(0.67)	(0.67)
Portfolio turnover rate %	90	73	162	387	429

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.

(2) The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3) Annualized for periods less than one year.

(4) Commencement of operations.

See Accompanying Notes to Financial Statements

ING VP SMALLCAP OPPORTUNITIES PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I

	Year Ended December 31,

	2005	2004	2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of the year	$16.26	14.76	10.64	18.88	26.73

Income (loss) from investment operations:
Net investment loss	$(0.08)	(0.09)	(0.07)	(0.10)	(0.11)
Net realized and unrealized gain (loss) on investments	$1.56	1.59	4.19	(8.14)	(7.69)
Total from investment operations	$1.48	1.50	4.12	(8.24)	(7.80)

Less distributions from:
Net realized gains on investments	$—	—	—	—	0.05
Total distributions	$—	—	—	—	0.05
Net asset value, end of the year	$17.74	16.26	14.76	10.64	18.88

Total Return(1)%	9.10	10.16	38.72	(43.64)	(29.15)

Ratios and Supplemental Data:
Net assets, end of the year (000s)	$81,155	86,218	91,031	64,767	103,273

Ratios to average net assets:
Net expenses after expense reimbursement(2)(3)%	0.90	0.90	0.90	0.90	0.90
Gross expenses prior to expense reimbursement(3)%	0.96	0.94	1.07	1.23	1.15
Net investment loss after expense reimbursement(2)(3)%	(0.52)	(0.58)	(0.63)	(0.75)	(0.59)
Portfolio turnover rate %	83	67	168	414	304

	Class S

						May 3,
	Year Ended December 31,					2001(4) to
						December 31,
	2005	2004	2003		2002	2001

Per Share Operating Performance:
Net asset value, beginning of period	$16.14	14.68	10.61		18.86	21.97

Income (loss) from investment operations:
Net investment loss	$(0.12)	(0.11)	(0.10	)*	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments	$1.55	1.57	4.17		(8.17)	(3.01)
Total from investment operations	$1.43	1.46	4.07		(8.25)	(3.06)

Less distributions from:
Net realized gain on investments	$—	—	—		—	0.05
Total distributions	$—	—	—		—	0.05
Net asset value, end of period	$17.57	16.14	14.68		10.61	18.86

Total Return(1)%	8.86	9.95	38.36		(43.74)	(13.90)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$118,854	109,246	95,039		31,914	15,743

Ratios to average net assets:
Net expenses after expense reimbursement(2)(3)%	1.10	1.10	1.10		1.10	1.10
Gross expenses prior to expense reimbursement(3)%	1.21	1.19	1.32		1.49	1.71
Net investment loss after expense reimbursement(2)(3)%	(0.72)	(0.78)	(0.82)		(0.97)	(0.90)
Portfolio turnover rate %	83	67	168		414	304

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of contract insurance charges.

(2) The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3) Annualized for periods less than one year.

(4) Commencement of operations.

* Per share data is calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING VP FINANCIAL SERVICES PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I

		May 3,
	Year Ended	2004(1) to
	December 31,	December 31,
	2005	2004

Per Share Operating Performance:
Net asset value, beginning of the period	$11.06	10.00

Income from investment operations:
Net investment income	$0.14 *	0.06 *
Net realized and unrealized gain on investments	$0.70	1.15
Total from investment operations	$0.84	1.21

Less distributions from:
Net investment income	$0.11	0.04
Net realized gains on investments	$0.23	0.11
Total distributions	$0.34	0.15
Net asset value, end of the period	$11.56	11.06

Total Return(2)%	7.74	12.18

Ratios and Supplemental Data:
Net assets, end of the period (000s)	$1,040	5,493

Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.80	0.80
Gross expenses prior to expense reimbursement(4)%	1.00	1.71
Net investment income after expense reimbursement(3)(4)%	1.29	0.87
Portfolio turnover rate %	100	95

	Class S

		May 3,
	Year Ended	2004(1) to
	December 31,	December 31,
	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$11.05	10.00

Income from investment operations:
Net investment income	$0.13 *	0.05 *
Net realized and unrealized gain on investments	$0.69	1.15
Total from investment operations	$0.82	1.20

Less distributions from:
Net investment income	$0.09	0.04
Net realized gains on investments	$0.23	0.11
Total distributions	$0.32	0.15
Net asset value, end of period	$11.55	11.05

Total Return(2)%	7.55	12.03

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$76,397	14,205

Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.05	1.05
Gross expenses prior to expense reimbursement(4)%	1.25	1.96
Net investment income after expense reimbursement(3)(4)%	1.17	0.73
Portfolio turnover rate %	100	95

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(3) The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(4) Annualized for periods less than one year.

* Per share data calculated using the average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING VP HIGH YIELD BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I

	Year Ended December 31,

	2005		2004	2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of the year	$3.13		3.09	2.83	3.16	3.45

Income (loss) from investment operations:
Net investment income	$0.19	*	0.20	0.16	0.35	0.26
Net realized and unrealized gain (loss) on investments	$(0.15)		0.04	0.27	(0.33)	(0.29)
Total from investment operations	$0.04		0.24	0.43	0.02	(0.03)

Less distributions from:
Net investment income	$0.19		0.20	0.17	0.35	0.26
Total distributions	$0.19		0.20	0.17	0.35	0.26
Net asset value, end of the year	$2.98		3.13	3.09	2.83	3.16

Total Return(1)%	1.45		7.89	15.37	0.46	(1.05)

Ratios and Supplemental Data:
Net assets, end of the year (000s)	$27,419		21,783	23,260	9,761	10,461

Ratios to average net assets:
Net expenses after expense reimbursement(2)(3)%	0.75		0.81	0.81	0.80	0.80
Gross expenses prior to expense reimbursement(3)%	0.85		1.00	1.24	1.46	1.28
Net investment income after expense reimbursement(2)(3)%	6.39		6.31	6.90	9.57	9.76
Portfolio turnover rate %	133		158	243	77	109

Class S

April 29,
2005(4) to
December 31,
2005

Per Share Operating Performance:
Net asset value, beginning of the period	$2.98

Income from investment operations:
Net investment income	$0.07
Total from investment operations	$0.07

Less distributions from:
Net investment income	$0.07
Total distributions	$0.07
Net asset value, end of the period	$2.98

Total Return(1)%	2.46

Ratios and Supplemental Data:
Net assets, end of the period (000s)	$63,412

Ratios to average net assets:
Net expenses after expense reimbursement(2)(3)%	1.00
Gross expenses prior to expense reimbursement(3)%	1.10
Net investment income after expense reimbursement (2)(3)%	6.07
Portfolio turnover rate %	133

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of contract insurance charges.

(2) The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3) Annualized for periods less than one year.

(4) Commencement of operations.

See Accompanying Notes to Financial Statements

ING VP INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I

	Year Ended December 31,

	2005		2004	2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of the period	$12.76		11.01	8.60	10.27	12.19

Income (loss) from investment operations:
Net investment income	$0.18	*	0.16	0.14	0.08	0.17
Net realized and unrealized gain (loss) on investments	$0.89		1.74	2.40	(1.66)	(1.58)
Total from investment operations	$1.07		1.90	2.54	(1.58)	(1.41)

Less distributions from:
Net investment income	$0.30		0.15	0.13	0.09	0.18
Net realized gain on investments	$0.80		—	—	—	0.33
Total distributions	$1.10		0.15	0.13	0.09	0.51
Net asset value, end of the period	$12.73		12.76	11.01	8.60	10.27

Total Return(1)%	9.43		17.41	29.92	(15.46)	(11.58)

Ratios and Supplemental Data:
Net assets, end of the period (000s)	$348,326		262,694	162,602	64,042	33,223

Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(2)(3)%	1.00		1.00	1.00	1.00	1.00
Net expenses after expense reimbursement and prior to brokerage commission recapture(2)(3)%	1.00		1.00	1.00	1.00	1.00
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.22		1.22	1.45	1.58	1.53
Net investment income after expense reimbursement and brokerage commission recapture(2)(3)%	1.50		1.48	1.51	0.79	1.57
Portfolio turnover rate %	125		98	89	164	24

	Class S

					March 19,
	Year Ended December 31,				2002(4) to
					December 31,
	2005		2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$12.92		11.16	8.68	10.80

Income (loss) from investment operations:
Net investment income	$0.13	*	0.13	0.11	0.05
Net realized and unrealized gain (loss) on investments	$0.92		1.76	2.45	(2.10)
Total from investment operations	$1.05		1.89	2.56	(2.05)

Less distributions from:
Net investment income	$0.29		0.13	0.08	0.07
Net realized gains on investments	$0.80		—	—	—
Total distributions	$1.09		0.13	0.08	0.07
Net asset value, end of period	$12.88		12.92	11.16	8.68

Total Return(1)%	9.04		17.03	29.79	(19.04)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,847		1,225	534	42

Ratios to average net assets:
Net expenses after expense reimbursement and brokerage commission recapture(2)(3)%	1.20		1.20	1.20	1.20
Net expenses after expense reimbursement and prior to brokerage commission recapture(2)(3)%	1.20		1.20	1.20	1.20
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.47		1.47	1.38	1.83
Net investment income after expense reimbursement and brokerage commission recapture(2)(3)%	1.05		1.14	1.31	0.56
Portfolio turnover rate %	125		98	89	164

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of contract insurance charges.

(2) The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3) Annualized for periods less than one year.

(4) Commencement of operations.

* Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005

NOTE 1 — ORGANIZATION

Organization. The ING Variable Products Trust is a business trust organized under the laws of the Commonwealth of Massachusetts on December 17, 1993 and registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, with the exception of ING VP Real Estate Portfolio, which is non-diversified. There are eight investment series which comprise the Trust. The names of the Portfolios are ING VP Convertible Portfolio (“Convertible”), ING VP Real Estate Portfolio (“Real Estate”), ING VP LargeCap Growth Portfolio (“LargeCap Growth”), ING VP MidCap Opportunities Portfolio (“MidCap Opportunities”), ING VP SmallCap Opportunities Portfolio (“SmallCap Opportunities”), ING VP Financial Services Portfolio (“Financial Services”), ING VP High Yield Bond Portfolio (“High Yield Bond”) and ING VP International Value Portfolio (“International Value”).

The following is a brief description of each Portfolio’s investment objective:

•	Convertible Portfolio seeks maximum total return, consisting of capital appreciation and current income;

•	Real Estate Portfolio seeks total return;

•	LargeCap Growth Portfolio seeks long-term capital appreciation;

•	MidCap Opportunities Portfolio seeks long-term capital appreciation;

•	SmallCap Opportunities Portfolio seeks long-term capital appreciation;

•	Financial Services Portfolio seeks long-term capital appreciation;

•	High Yield Bond Portfolio seeks to provide a high level of current income and total return; and

•	International Value Portfolio seeks long-term capital appreciation.

Each Portfolio offers Class I shares and Class S shares, with the exception of Convertible which only offer Class S. LargeCap Growth, MidCap Opportunities, High Yield Bond and International Value also offer Adviser Class (“Class ADV”) shares. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolio and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Differences in per share dividend rates generally result from the differences in separate class expenses, including shareholder servicing fees. There were no shares outstanding for Class ADV at December 31, 2005.

Shares of the Portfolios may be offered to segregated asset accounts of insurance companies as investment options under variable annuity contracts and variable life insurance policies. Shares may also be offered to qualified pension and retirement plans outside the Variable Contract and to certain investment advisers and their affiliates. Class I shares may be made available to other investment companies, including series of the Trust under fund-of-funds arrangements.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

ING Investments, LLC (“ING Investments” or the “Investment Manager”), an Arizona limited liability company, serves as the Investment Manager to the Portfolios. ING Investments has engaged ING Investment Management Co. (“ING IM”), a Connecticut corporation, to serve as the Sub-Adviser to each Portfolio with the exception of Real Estate and LargeCap Growth. ING Clarion Real Estate Securities L.P. (“INGCRES”), a Delaware limited partnership, serves as Sub-Adviser to the Real Estate Portfolio. ING Investments, ING IM and INGCRES are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and investors.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements, and such policies are in conformity with generally accepted U.S. accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter market are valued at the mean between the last

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolio’s valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that uses prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Portfolio’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Portfolio determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets. Further, the value of the Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating the Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Portfolio closes but before the time that the Portfolio’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Portfolio determines its NAV. In such a case, the Portfolio will use the fair value of such securities as determined under the Portfolio’s valuation procedures. Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

in the Portfolio’s NAV. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.	Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.	Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.	Foreign Currency Transactions and Futures Contracts. Each portfolio may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a currency forward contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Portfolios. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.	Distributions to Shareholders. The Portfolios record distributions to their shareholders on ex-dividend date. Dividends from net investment income are declared and paid quarterly by each Portfolio, with the exception of High Yield Bond Portfolio, which declares daily and pays quarterly. Each Portfolio distributes capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characters of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principals for investment companies.

F.	Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expired.

G.	Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

H.	Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.	Securities Lending. Each Portfolio has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

J.	Illiquid and Restricted Securities. Each Portfolio may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolio to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or are securities offered pursuant to Section 4(2) of the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

K.	Delayed Delivery Transactions. A Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of these securities is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to segregate liquid assets sufficient to cover the purchase price.

L.	Organization Expenses and Offering Costs. Costs incurred with the organization of the Portfolios are expensed as incurred. Costs incurred with the offering of shares of the Portfolios are deferred and amortized over a twelve-month period on a straight-line basis starting at the commencement of operations.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2005, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities were as follows:

	Purchases	Sales

Convertible	$7,480,191	$7,621,534
Real Estate	61,004,247	24,248,567
LargeCap Growth	1,628,256	1,806,016
MidCap Opportunities	106,651,780	123,163,556
SmallCap Opportunities	154,417,779	169,951,431
Financial Services	90,915,155	38,283,169
High Yield Bond	119,656,359	56,808,949
International Value	421,504,410	360,237,182

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into an Investment Management Agreement with the Investment Manager. The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio. The Investment Manager receives an investment advisory fee calculated at an annual rate of 0.75% for Convertible, LargeCap Growth and MidCap Opportunities. The fee for Real Estate is 0.80% on the first $100 million and 0.70% in excess of $100 million of average daily net assets. For SmallCap Opportunities, the Investment Manager receives an investment advisory fee of 0.75% on the first $250 million, 0.70% on the next $250 million, 0.65% on the next $250 million, 0.60% on the next $250 million, and 0.55% in excess of $1 billion of average daily net assets. The fee for the High Yield Bond is 0.62% on the first $200 million, 0.55% on the next $300 million, 0.50% on the next $500 million, and 0.45% in excess of $1 billion of average daily net assets. For the Financial Services Portfolio, the Investment Manager receives an investment advisory fee of 0.75% on the first $500 million and 0.70% in excess of $500 million. The Investment Manager receives an investment advisory fee of 1.00% of average daily net assets from the International Value Portfolio.

The Investment Manager has engaged ING IM to serve as Sub-Adviser to all of the Portfolios with the exception of Real Estate and LargeCap Growth Portfolios.

INGCRES serves as Sub-Adviser to the Real Estate Portfolio pursuant to a Sub-Advisory Agreement with the Investment Manager.

Wellington Management Company, LLP serves as Sub-Adviser to the LargeCap Growth Portfolio.

ING Funds Services, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for each Portfolio’s operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each Portfolio a fee at an annual rate of 0.10% of the Portfolio’s average daily net assets.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

In placing equity security transactions, the Investment Manager or Sub-Adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, the Investment Manager or Sub-Adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to the Portfolio a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of the Portfolio. These commission recapture payments benefit the Portfolios and not the Investment Manager or Sub-Adviser. Any amount credited to the Portfolio is reflected as brokerage commission recapture in the Statements of Operations.

NOTE 5 — SHAREHOLDER SERVICE FEES

Class S shares of each Portfolio are subject to a Shareholder Service Plan (the “Plan”). Under the Plan, each Portfolio pays the Administrator a fee calculated at an annual rate of 0.25% of average daily net assets attributable to its Class S shares. The Administrator is entitled to use the proceeds from the Plan to make payments to insurance companies, broker-dealers or other financial intermediaries for providing services to shareholders of Class S shares.

During the twelve months ended December 31, 2005, the Administrator voluntarily waived 0.05% of average daily net assets of Class S related to the service shareholder fee for MidCap Opportunities, SmallCap Opportunities and International Value.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2005, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued		Accrued
	Investment	Accrued	Shareholder
	Management	Administrative	Services
	Fees	Fees	Fees	Recoupment	Total

Convertible	$5,300	$707	$1,766	$—	$7,773
Real Estate	50,046	6,256	3,423	4,425	$64,150
LargeCap Growth	1,427	190	476	—	$2,093
MidCap Opportunities	78,164	10,422	7,284	—	$95,870
SmallCap Opportunities	129,067	17,209	20,375	—	$166,651
Financial Services	53,551	7,140	16,513	—	$77,204
High Yield Bond	46,727	7,536	13,049	—	$67,312
International Value	296,125	29,612	483	—	$326,220

At December 31, 2005, the following ING Portfolios or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

ING Life Insurance & Annuity Co — Real Estate (74.02%); LargeCap Growth (21.34%); MidCap Opportunities (16.39%); SmallCap Opportunities (15.91%); and International Value (79.97%);

ING Lifestyle Growth Portfolio — High Yield Bond (30.57%);

ING Lifestyle Moderate Portfolio — High Yield Bond (11.60%);

ING Lifestyle Moderate Growth Portfolio — High Yield Bond (27.61%);

Reliastar Life Insurance Co. — MidCap Opportunities (53.28%); SmallCap Opportunities (24.62%); High Yield Bond (12.50%) and International Value (18.71%);

Security Life Insurance of Denver — Real Estate (19.36%); High Yield Bond (16.97%) and

ING USA Annuity and Life Insurance — Convertible (96.26%); LargeCap Growth (78.66%); MidCap Opportunities (26.07%); SmallCap Opportunities (56.37%) and Financial Services (98.16%).

Each Portfolio has adopted a Retirement Policy covering all independent trustees of the Portfolio who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 7 — EXPENSE LIMITATIONS

The Investment Manager has entered into a written Expense Limitation Agreement with the Portfolios under which it will limit the expenses of each Portfolio, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class I	Class S

Convertible	N/A	1.10%
Real Estate	1.05%	1.30%
LargeCap Growth	0.85%	1.10%
MidCap Opportunities	0.90%	1.10%
SmallCap Opportunities	0.90%	1.10%
Financial Services	0.80%	1.05%
High Yield Bond	0.80%	1.00%
International Value	1.00%	1.20%

The Investment Manager may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Portfolios expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

As of December 31, 2005, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	December 31,

	2006	2007	2008	Total

Convertible	$28,072	$15,077	$21,464	$64,613
LargeCap Growth	17,554	6,547	14,636	38,737
MidCap Opportunities	40,389	18,327	83,405	142,121
SmallCap Opportunities	219,963	78,459	105,489	403,911
Financial Services	—	59,999	76,005	136,004
High Yield Bond	69,878	31,352	38,944	140,174
International Value	439,293	524,608	656,890	1,620,791

These amounts do not include shareholding servicing fees voluntary waived by the administrator.

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

All of the Portfolios included in this report, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Portfolios; and (3) enable the Portfolios to meet other emergency expenses as defined in the Credit Agreement. The Portfolios to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The following Portfolios utilized the line of credit during the year ended December 31, 2005:

		Approximate	Approximate
	Days	Average Daily	Weighted Average
Fund	Utilized	Balance	Interest Rate

VP Financial Services	3	$570,000	4.05%
VP High Yield Bond	14	845,000	2.89%
VP International Value	1	1,200,000	4.22%
VP MidCap Opportunities	3	1,750,000	3.23%

NOTE 9 — CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars were as follows:

	Class S Shares

	Year Ended	Year Ended
	December 31,	December 31,
	2005	2004

Convertible (Number of Shares)
Shares sold	115,429	437,936
Dividends reinvested	20,108	33,575
Shares redeemed	(167,696)	(122,981)

Net increase (decrease) in shares outstanding	(32,159)	348,530

Convertible ($)
Shares sold	$1,318,961	$5,074,241
Dividends reinvested	228,836	391,413
Shares redeemed	(1,901,215)	(1,423,854)

Net increase (decrease)	$(353,418)	$4,041,800

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 9 — CAPITAL SHARE TRANSACTIONS (continued)

			Class S
	Class I Shares		Shares

		May 3,	May 13,
	Year Ended	2004(1) to	2005(1) to
	December 31,	December 31,	December 31,
	2005	2004	2005

Real Estate (Number of Shares)
Shares sold	2,040,738	2,308,199	1,133,601
Dividends reinvested	82,856	53,085	13,790
Shares redeemed	(587,812)	(58,715)	(74,018)

Net increase in shares outstanding	1,535,782	2,302,569	1,073,373

Real Estate ($)
Shares sold	$28,171,293	$27,667,798	$16,237,391
Dividends reinvested	1,198,708	704,096	205,264
Shares redeemed	(8,191,166)	(672,938)	(1,082,163)

Net increase	$21,178,835	$27,698,956	$15,360,492

	Class S Shares

	Year Ended	Year Ended
	December 31,	December 31,
	2005	2004

LargeCap Growth (Number of Shares)
Shares sold	4,980	1,941
Dividends reinvested	—	6,638
Shares redeemed	(25,982)	(35,340)

Net decrease in shares outstanding	(21,002)	(26,761)

LargeCap Growth ($)
Shares sold	$44,555	$16,989
Dividends reinvested	—	59,804
Shares redeemed	(229,415)	(308,803)

Net decrease	$(184,860)	$(232,010)

	Class I Shares		Class S Shares

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

MidCap Opportunities (Number of Shares)
Shares sold	1,531,420	1,088,096	411,019	1,704,402
Share issued in merger	—	11,244,061	—	4,932,654
Shares redeemed	(3,369,563)	(2,281,004)	(1,100,898)	(1,495,266)

Net increase (decrease) in shares outstanding	(1,838,143)	10,051,153	(689,879)	5,141,790

MidCap Opportunities ($)
Shares sold	$10,394,142	$6,850,158	$2,742,061	$10,508,005
Share issued in merger	—	72,407,765	—	31,506,660
Shares redeemed	(23,073,409)	(14,124,746)	(7,671,671)	(9,203,766)

Net increase (decrease)	$(12,679,267)	$65,133,177	$(4,929,610)	$32,810,899

	Class I Shares		Class S Shares

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

SmallCap Opportunities (Number of Shares)
Shares sold	930,427	998,412	1,159,247	1,435,022
Shares redeemed	(1,657,776)	(1,861,892)	(1,164,276)	(1,138,958)

Net increase (decrease) in shares outstanding	(727,349)	(863,480)	(5,029)	296,064

SmallCap Opportunities ($)
Shares sold	$14,952,359	$14,970,291	$18,884,544	$21,104,775
Shares redeemed	(26,622,719)	(27,406,839)	(19,012,378)	(16,466,522)

Net increase (decrease)	$(11,670,360)	$(12,436,548)	$(127,834)	$4,638,253

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 9 — CAPITAL SHARE TRANSACTIONS (continued)

	Class I Shares		Class S Shares

		May 3,		May 3,
	Year Ended	2004(1) to	Year Ended	2004(1) to
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

Financial Services (Number of Shares)
Shares sold	113,154	618,809	5,979,482	2,165,119
Dividends reinvested	2,028	253	133,381	16,463
Shares redeemed	(521,953)	(122,350)	(783,689)	(896,065)

Net increase (decrease) in shares outstanding	(406,771)	496,712	5,329,174	1,285,517

Financial Services ($)
Shares sold	$1,259,261	$6,435,435 *	$65,307,587	$21,991,950
Dividends reinvested	22,996	2,736	1,526,405	177,582
Shares redeemed	(6,049,007)	(1,233,285)	(8,710,003)	(9,092,646)

Net increase (decrease)	$(4,766,750)	$5,204,886	$58,123,989	$13,076,886

	Class I Shares		Class S Shares

			April 29,
	Year Ended	Year Ended	2005(1) to
	December 31,	December 31,	December 31,
	2005	2004	2005

High Yield Bond (Number of Shares)
Shares sold	8,332,743	4,607,955	21,482,771
Dividends reinvested	337,919	329,134	363,922
Shares redeemed	(6,453,303)	(5,483,824)	(572,666)

Net increase (decrease) in shares outstanding	2,217,359	(546,735)	21,274,027

High Yield Bond ($)
Shares sold	$25,112,771 *	$14,185,761	$64,232,942
Dividends reinvested	1,031,023	1,006,494	1,096,751
Shares redeemed	(19,767,938)	(16,879,820)	(1,703,340)

Net increase (decrease)	$6,375,856	$(1,687,565)	$63,626,353

	Class I Shares		Class S Shares

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

International Value (Number of Shares)
Shares sold	8,445,063	13,585,671	159,262	84,315
Dividends reinvested	2,166,396	288,658	11,004	715
Shares redeemed	(3,844,026)	(8,046,088)	(44,052)	(38,116)

Net increase in shares outstanding	6,767,433	5,828,241	126,214	46,914

International Value ($)
Shares sold	$101,423,586	$153,218,221	$1,915,372	$979,292
Dividends reinvested	25,020,025	3,298,798	128,897	8,322
Shares redeemed	(46,210,447)	(90,256,715)	(542,898)	(450,951)

Net increase	$80,233,164	$66,260,304	$1,501,371	$536,663

(1)	Commencement of operations.

*	Includes in-kind subscriptions from a substitution.

NOTE 10 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 10 — SECURITIES LENDING (continued)

would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. The Portfolios bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2005, the Portfolios had securities on loan with the following market values:

	Value of
	Securities	Value of
	Loaned	Collateral

MidCap Opportunities	$27,785,946	$28,624,000
SmallCap Opportunities	52,425,262	54,241,000
International Value	10,829,975	11,324,000

NOTE 11 — CONCENTRATION OF INVESTMENT RISKS

Non-Diversified. Real Estate is classified as a non-diversified investment company under the Investment Company Act, which means that the Portfolio is not limited in the proportion of its assets in a single issuer. The investment of a large percentage of a Portfolio’s assets in the securities of a small number of issuers may cause the Portfolio’s share price to fluctuate more than that of a diversified investment company.

NOTE 12 — CREDIT RISK AND DEFAULTED SECURITIES

Although each Portfolio has a diversified portfolio, High Yield Bond Portfolio invests substantially in lower rated and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities.

The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At June 30, 2005, the High Yield Bond Portfolio held one security in default, Adelphia Business Solutions. It is each Portfolio’s accounting practice to discontinue accrual of income and provide an estimate for probable losses due to unpaid interest income on defaulted securities for the current reporting period.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2005:

		Undistributed
		Net Investment	Accumulated
	Paid-in	Income	Net Realized
	Capital	On Investments	Gains/(Losses)

Convertible	$—	$(341)	$341
Real Estate	2,407	557,373	(559,780)
Large Cap Growth	(24,650)	14,220	10,430
MidCap Opportunities	(463,652)	463,652	—
SmallCap Opportunities	(1,204,494)	1,204,494	—
Financial Services	—	270	(270)
International Value	—	3,941,818	(3,941,818)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended
	December 31, 2005

	Ordinary	Long-Term
	Income	Capital Gains

Convertible	$222,839	$5,997
Real Estate	1,403,972	—
Financial Services	1,510,808	200,344
High Yield Bond	3,166,057	—
International Value	12,838,438	12,310,484

	Year Ended
	December 31, 2004

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital

Convertible	$333,914	$63,642	$—
Real Estate	487,078	91,582	125,436
Large Cap Growth	74,832	—	—
Financial Services	244,564	—	—
High Yield Bond	1,028,396	—	—
International Value	3,307,120	—	—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2005 were:

				Post-October	Post-October
	Undistributed	Undistributed	Unrealized	Capital	Currency
	Ordinary	Long Term	Appreciation/	Losses	Losses	Capital Loss	Expiration
	Income	Capital Gains	(Depreciation)	Deferred	Deferred	Carryforwards	Dates

Convertible	$129,885	$97,531	$239,593	$—	$—	$—	—
Real Estate	1,249,783	1,369,092	6,724,787	—	—	—	—
Large Cap Growth	—	8,800	333,503	—	—	—	—
MidCap Opportunities	—	—	20,938,718	—	—	(39,857,458)	2008
						(26,720,122)	2009
						(1,322,140)	2010

						$(67,899,720)

SmallCap Opportunities	—	—	31,345,779	—	—	(39,529,190)	2010
						(440,045)	2011

						$(39,969,235)

Financial Services	170,631	194,873	5,436,538	—	—	—	—
High Yield Bond	13,142	—	(289,201)	(181,609)	—	(986,921)	2007
						(1,985,982)	2008
						(2,658,631)	2009
						(1,198,181)	2010

						$(6,829,715)

International Value	7,171,415	17,733,790	33,567,929	—	(98,684)	—	—

NOTE 14 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Portfolio’s Board, the following securities held in High Yield Bond have been deemed to be illiquid. The Portfolio currently limits investment in illiquid securities to 15% of the Portfolio’s net assets, at market value, at time of purchase. Fair value for these securities was determined by ING Funds Valuation Committee appointed by the Portfolio’s Board of Directors/ Trustees.

		Initial			Percent
		Acquisition			of Net
Security	Shares	Date	Cost	Value	Assets

Adelphia Business Solutions	908	7/20/00	$—	$—	0.0%
Dayton Superior Corp.	150	8/07/00	2,792	2	0.0%
Jordan Telecommunications	150	1/31/00	—	3,636	0.0%

NOTE 15 — REORGANIZATION

On April 17, 2004, MidCap Opportunities as listed below (“Acquiring Portfolio”), acquired the assets and certain liabilities of the ING VP Growth + Value Portfolio and the ING VP Growth Opportunities Portfolio, also listed below (“Acquired Portfolios”), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 9 — Capital Shares. Net assets and unrealized appreciation as of the reorganization dates were as follows:

				Acquired Portfolios
Acquiring	Acquired	Total Net Assets of	Total Net Assets of	Unrealized	Conversion
Portfolios	Portfolios	Acquired Portfolios (000)	Acquiring Portfolio (000)	Appreciation (000)	Ratio

MidCap Opportunities	ING VP Growth + Value Portfolio	$64,114	$23,820	$11,656	2.19
MidCap Opportunities	ING VP Growth Opportunities Portfolio	39,800	23,820	6,663	0.81

The net assets of the MidCap Opportunities Portfolio after the acquisition were approximately $127,734,000.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 16 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

In 2004, ING Investments reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, in 2004 ING Investments reported to the Board that, at that time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•	Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•	ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•	In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 16 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•	The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•	ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•	ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

As has been widely reported in the media, the New York Attorney General’s office (“NYAG”) is conducting broad investigations regarding insurance quoting and brokerage practices. ING U.S. has been subpoenaed in this regard, and is cooperating fully with these NYAG requests for information.

ING U.S. believes that its practices are consistent with our business principles and our commitment to our customers.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 17 — SUBSEQUENT EVENTS

On November 10, 2005, the Board approved a proposal to reorganize Convertible into ING VP Balanced Portfolio. The proposed reorganization is subject to approval by shareholders of Convertible. If shareholder approval is obtained, it is expected that the reorganization would take place during the second calendar quarter of 2006.

Subsequent to December 31, 2005, the following Portfolio declared dividends from net investment income:

	Per Share		Record
	Amount	Payable Date	Date

High Yield Bond
Class I	$0.0499	January 3, 2006	Daily
Class S	0.0478	January 3, 2006	Daily

PORTFOLIO OF INVESTMENTS
ING VP CONVERTIBLE PORTFOLIO
AS OF DECEMBER 31, 2005

Principal
Amount			Value

CONVERTIBLE CORPORATE BONDS: 63.4%
		Advertising: 1.5%
$120,000		Lamar Advertising Co., 2.875%, due 12/31/10	$127,350

			127,350

		Aerospace/Defense: 4.8%
100,000	C	EDO Corp., 4.000%, due 11/15/25	101,875
150,000	#,C	L-3 Communications Corp., 3.000%, due 08/01/35	149,063
179,000		Spacehab, Inc., 5.500%, due 10/15/10	147,451

			398,389

		Auto Parts & Equipment: 0.9%
170,000	C	Lear Corp., 5.310%, due 02/20/22	73,738

			73,738

		Biotechnology: 2.6%
215,000	C	Millennium Pharmaceuticals, Inc., 5.500%, due 01/15/07	213,925

			213,925

		Building Materials: 0.6%
75,000	@@,C	Holcim Capital Corp. Ltd, 2.9700%, due 06/10/17	53,672

			53,672

		Chemicals: 0.4%
40,000		Hercules Trust II, 6.500%, due 06/30/29	30,200

			30,200

		Commercial Services: 2.2%
100,000	#,C	Euronet Worldwide, Inc., 1.625%, due 12/15/24	102,625
25,000	C	Euronet Worldwide, Inc., 1.625%, due 12/15/24	25,656
60,000	#,C	Euronet Worldwide, Inc., 3.500%, due 10/15/25	58,200

			186,481

		Diversified Financial Services: 4.6%
50,000	@@,#	AngloGold Holdings PLC, 2.375%, due 02/27/09	52,438
200,000	C	E*Trade Financial Corp., 6.000%, due 02/01/07	203,000
130,000	C	Ocwen Financial Corp., 3.250%, due 08/01/24	122,688

			378,126

		Electric: 1.1%
75,000	C	Centerpoint Energy, Inc., 3.750%, due 05/15/23	88,500

			88,500

		Electronics: 0.7%
60,000	@@	Flextronics Intl. Ltd., 1.000%, due 08/01/10	54,975

			54,975

		Entertainment: 2.0%
134,000	C	International Game Technology, 1.480%, due 01/29/33	89,948
75,000	C	Shuffle Master, Inc., 1.250%, due 04/15/24	78,938

			168,886

		Healthcare — Products: 1.2%
100,000	C	Advanced Medical Optics, Inc., 2.500%, due 07/15/24	102,125

			102,125

		Internet: 1.9%
100,000	C	Amazon.com, Inc., 4.750%, due 02/01/09	96,625
50,000		Openwave Systems, Inc., 2.750%, due 09/09/08	57,063

			153,688

		Leisure Time: 3.0%
100,000	@@,+, C	Carnival Corp., 1.132%, due 04/29/33	79,000
100,000	#,C	Navigant Intl., Inc., 4.875%, due 11/01/23	94,500
100,000	@@,C	Royal Caribbean Cruises Ltd., 2.220%, due 05/18/21	71,375

			244,875

		Lodging: 1.5%
81,000	C	Hilton Hotels Corp., 3.375%, due 04/15/23	95,681
20,000	C	Starwood Hotels & Resorts Worldwide, Inc., 3.500%, due 05/16/23	25,725

			121,406

		Media: 4.6%
105,000		Citadel Broadcasting Corp., 1.875%, due 02/15/11	82,031
200,000	C	EchoStar Communications Corp., 5.750%, due 05/15/08	196,000
100,000	C	Liberty Media Corp., 3.500%, due 01/15/31	102,750

			380,781

		Mining: 0.8%
45,000	@@,C	Inco Ltd., 1.000%, due 03/14/23	63,900

			63,900

		Miscellaneous Manufacturing: 2.2%
50,000	C	Ceradyne, Inc., 2.875%, due 12/15/35	51,313
100,000	@@,C	Tyco Intl. Group SA, 2.750%, due 01/15/18	127,125

			178,438

		Oil & Gas: 2.0%
100,000	C	Devon Energy Corp., 4.900%, due 08/15/08	115,625
35,000	@@,C	Nabors Industries, Inc., 2.490%, due 02/05/21	24,150
25,000	@@,C	Transocean, Inc., 1.500%, due 05/15/21	26,719

			166,494

		Oil & Gas Services: 2.2%
100,000	C	Cooper Cameron Corp., 1.500%, due 05/15/24	131,000
40,000	@@,C	Schlumberger Ltd., 2.125%, due 06/01/23	52,000

			183,000

		Packaging & Containers: 0.5%
40,000	#,C	Sealed Air Corp., 3.000%, due 06/30/33	40,100

			40,100

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP CONVERTIBLE PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Principal
Amount			Value

		Pharmaceuticals: 5.3%
$125,000	C	Abgenix, Inc., 1.750%, due 12/15/11	$219,531
80,000	C	Dov Pharmaceutical, Inc., 2.500%, due 01/15/25	68,800
80,000	#,C	Isolagen, Inc., 3.500%, due 11/01/24	41,500
125,000	@,C	NPS Pharmaceuticals, Inc., 3.000%, due 06/15/08	108,433

			438,264

		Real Estate Investment Trust: 1.3%
100,000	C	Vornado Realty LP, 3.875%, due 04/15/25	104,875

			104,875

		Retail: 2.9%
100,000	C	Costco Wholesale Corp., 0.000%, due 08/19/17	112,875
125,000	@,+,C	Dick’s Sporting Goods, Inc., 1.606%, due 02/18/24	87,656
40,000		Rite Aid Corp., 4.750%, due 12/01/06	39,300

			239,831

		Semiconductors: 4.7%
200,000	@,C	Atmel Corp., 4.810%, due 05/23/21	97,000
100,000	@,C	Cypress Semiconductor Corp., 1.250%, due 06/15/08	113,750
50,000	#	Intel Corp., 2.950%, due 12/15/35	49,063
25,000	C	ON Semiconductor Corp., 1.875%, due 12/15/25	24,344
150,000	@,C	Pixelworks, Inc., 1.750%, due 05/15/24	101,625

			385,782

		Software: 2.8%
130,000	@,C	BEA Systems, Inc., 4.000%, due 12/15/06	128,375
188,000	@,+,#,C	Open Solutions, Inc., 1.467%, due 02/02/35	99,405

			227,780

		Telecommunications: 2.4%
125,000	@,C	Ciena Corp., 3.750%, due 02/01/08	114,688
90,000	@,C	RF Micro Devices, Inc., 1.500%, due 07/01/10	83,138

			197,826

		Transportation: 2.7%
130,000	C	OMI Corp., 2.875%, due 12/01/24	117,000
75,000	@,C	Yellow Corp., 5.000%, due 08/08/23	110,625

			227,625

		Total Convertible Corporate Bonds (Cost $5,195,674)	5,231,032

COMMON STOCK: 6.1%
		Electrical Components & Equipment: 1.8%
7,497	@	General Cable Corp.	$147,691

			147,691

		Food: 0.5%
861	@	Dean Foods Co.	32,425
172	@	TreeHouse Foods, Inc.	3,220

			35,645

		Healthcare — Services: 0.6%
640	@	WellPoint, Inc.	51,066

			51,066

		Investment Companies: 1.8%
1,200		SPDR Trust Series 1	149,412

			149,412

		Miscellaneous Manufacturing: 0.4%
900		General Electric Co.	31,545

			31,545

		Retail: 0.2%
400		Wal-Mart Stores, Inc.	18,720

			18,720

		Software: 0.8%
2,900	@	Open Solutions, Inc.	66,468

			66,468

		Total Common Stock (Cost $358,419)	500,547

PREFERRED STOCK: 27.1%
		Advertising: 0.4%
1,000		Interpublic Group of Cos., Inc.	37,010

			37,010

		Auto Manufacturers: 0.6%
2,300	C	General Motors Corp.	47,978

			47,978

		Chemicals: 0.7%
1,500		Huntsman Corp.	60,720

			60,720

		Diversified Financial Services: 2.0%
5,000		Citigroup Funding, Inc.	164,250

			164,250

		Electric: 1.3%
80	#,C	NRG Energy, Inc.	104,190

			104,190

		Financial Services: 1.1%
1	C	Fannie Mae	92,141

			92,141

		Food: 0.4%
1,500		Albertson’s, Inc.	33,825

			33,825

		Gas: 1.7%
500	C	SEMCO Energy, Inc.	94,000
1,000		Southern Union Co.	48,930

			142,930

		Insurance: 7.7%
2,250		Hartford Financial Services Group, Inc.	173,541
2,500	@@	IPC Holdings Ltd.	68,438
3,900		Reinsurance Group of America	238,388
5,200	C	Travelers Property Casualty Corp.	128,752
1,000	@@	XL Capital Ltd.	25,550

			634,669

		Media: 0.6%
1,100	C	Comcast Corp.	46,750

			46,750

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP CONVERTIBLE PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Amount

		Mining: 1.4%
100		Freeport-McMoRan Copper & Gold, Inc.	$117,425

			117,425

		Oil & Gas: 3.3%
2,000	#	Chesapeake Energy Corp.	274,750

			274,750

		Packaging & Containers: 2.2%
5,300	C	Owens-Illinois, Inc.	180,200

			180,200

		Real Estate Investment Trust: 0.9%
3,000		FelCor Lodging Trust, Inc.	71,100

			71,100

		Retail: 0.8%
3,100		Rite Aid Corp.	63,612

			63,612

		Savings & Loans: 0.8%
1,600		Sovereign Capital Trust	70,400

			70,400

		Telecommunications: 1.2%
100	C	Lucent Technologies Capital Trust I	95,750

			95,750

		Total Preferred Stock (Cost $2,175,593)	2,237,700

		Total Long-Term Investments (Cost $7,729,686)	7,969,279

SHORT-TERM INVESTMENT: 3.1%
		Repurchase Agreement: 3.1%
$256,000		Morgan Stanley Repurchase Agreement dated 12/30/05, 4.230%, due 01/03/06, $256,120 to be received upon repurchase (Collateralized by $800,000 Resolution Funding Corporation, 8.626%, Market Value plus accrued interest $261,200, due 01/15/30)	$256,000

		Total Short-Term Investments (Cost $256,000)	256,000

Total Investments In Securities (Cost $7,985,686)*	99.7%	$8,225,279
Other Assets and Liabilities-Net	0.3	27,416

Net Assets	100.0%	$8,252,695

@	Non-income producing security
@@	Foreign Issuer
+	Step-up basis bonds. Interest rates shown reflect current coupon rates.
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/ Trustees.
C	Bond may be called prior to maturity date.
*	Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$609,031
Gross Unrealized Depreciation	(369,438)

Net Unrealized Appreciation	$239,593

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP REAL ESTATE PORTFOLIO
AS OF DECEMBER 31, 2005

Shares			Value

REAL ESTATE INVESTMENT TRUST: 93.8%
		Apartments: 17.2%
61,200		Archstone-Smith Trust	$2,563,668
32,310		AvalonBay Communities, Inc.	2,883,667
23,900		BRE Properties	1,086,972
31,780		Camden Property Trust	1,840,698
64,000		Equity Residential	2,503,680
26,000		Post Properties, Inc.	1,038,700
31,100		United Dominion Realty Trust, Inc.	728,984

			12,646,369

		Diversified: 9.1%
15,300		American Campus Communities, Inc.	379,440
20,200		GMH Communities Trust	313,302
34,000		Liberty Property Trust	1,456,900
51,400		Reckson Associates Realty Corp.	1,849,372
32,300		Vornado Realty Trust	2,696,081

			6,695,095

		Health Care: 2.0%
45,700		Ventas, Inc.	1,463,314

			1,463,314

		Hotels: 4.1%
42,180		Host Marriott Corp.	799,311
21,100		LaSalle Hotel Properties	774,792
26,200	@	Meristar Hospitality Corp.	246,280
38,800		Strategic Hotel Capital, Inc.	798,504
13,800		Sunstone Hotel Investors, Inc.	366,666

			2,985,553

		Office Property: 22.0%
16,500		Arden Realty, Inc.	739,695
27,500		BioMed Realty Trust, Inc.	671,000
40,400		Boston Properties, Inc.	2,994,852
19,500		Carramerica Realty Corp.	675,285
31,550		Corporate Office Properties Trust SBI MD	1,121,287
54,200		Equity Office Properties Trust	1,643,886
38,200		Highwoods Properties, Inc.	1,086,790
11,700		Kilroy Realty Corp.	724,230
49,000		Maguire Properties, Inc.	1,514,100
31,100		SL Green Realty Corp.	2,375,729
115,610		Trizec Properties, Inc.	2,649,781

			16,196,635

		Regional Malls: 14.7%
66,200		General Growth Properties, Inc.	3,110,738
21,600		Macerich Co.	1,450,224
17,500		Mills Corp.	733,950
62,100		Simon Property Group, Inc.	4,758,723
21,300		Taubman Centers, Inc.	740,175

			10,793,810

		Shopping Centers: 11.6%
38,900		Acadia Realty Trust	779,945
39,500		Developers Diversified Realty Corp.	1,857,290
29,700		Federal Realty Investors Trust	1,801,305
44,300		New Plan Excel Realty Trust	1,026,874
21,300		Pan Pacific Retail Properties, Inc.	1,424,757
27,100		Regency Centers Corp.	1,597,545

			8,487,716

		Storage: 4.9%
23,800		Extra Space Storage, Inc.	366,520
31,400		Public Storage, Inc.	2,126,408
12,700		Shurgard Storage Centers, Inc.	720,217
17,300		U-Store-It Trust	364,165

			3,577,310

		Warehouse: 8.2%
47,900		AMB Property Corp.	2,355,243
79,000		ProLogis	3,690,880

			6,046,123

		Total Real Estate Investment Trust (Cost $62,424,825)	68,891,925

COMMON STOCK: 4.7%
		Lodging: 3.7%
42,300		Starwood Hotels & Resorts Worldwide, Inc.	2,701,278

			2,701,278

		Real Estate Oper/Develop: 1.0%
24,800		Brookfield Properties Co.	729,616

			729,616

		Total Common Stock (Cost $3,182,339)	3,430,894

		Total Long-Term Investments (Cost $65,607,164)	72,322,819

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 0.9%
	U.S. Government Agency Obligations: 0.9%
$669,000	Federal Home Loan Bank, 3.200%, due 01/03/06	$668,822

	Total U.S. Government Agency Obligations (Cost $668,882)	668,822

Total Investments In Securities (Cost $66,276,046)*	99.4%	$72,991,641
Other Assets and Liabilities-Net	0.6	462,007

Net Assets	100.0%	$73,453,648

@	Non-income producing security
*	Cost for federal income tax purposes is $66,266,854. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$7,218,360
Gross Unrealized Depreciation	(493,573)

Net Unrealized Appreciation	$6,724,787

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP LARGECAP GROWTH PORTFOLIO
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 99.5%
		Aerospace/ Defense: 5.5%
980		Boeing Co.	$68,835
460		General Dynamics Corp.	52,463

			121,298

		Banks: 4.9%
1,580		Commerce BanCorp, Inc.	54,368
570	@@	UBS AG	54,236

			108,604

		Biotechnology: 3.6%
710	@	Amgen, Inc.	55,991
320	@	Genzyme Corp.	22,650

			78,641

		Commercial Services: 1.2%
420		Moody’s Corp.	25,796

			25,796

		Computers: 7.3%
770	@	Apple Computer, Inc.	55,355
2,860	@	Network Appliance, Inc.	77,220
450	@	Sandisk Corp.	28,269

			160,844

		Cosmetics/ Personal Care: 2.0%
760		Procter & Gamble Co.	43,989

			43,989

		Diversified Financial Services: 14.3%
210		Chicago Mercantile Exchange	77,173
2,922		Countrywide Financial Corp.	99,903
690		Franklin Resources, Inc.	64,867
400		Legg Mason, Inc.	47,876
720	@	Nasdaq Stock Market, Inc.	25,330

			315,149

		Healthcare — Products: 4.4%
1,670		Medtronic, Inc.	96,142

			96,142

		Healthcare — Services: 7.9%
500	@	Coventry Health Care, Inc.	28,480
1,630		UnitedHealth Group, Inc.	101,288
550	@	WellPoint, Inc.	43,885

			173,653

		Insurance: 1.0%
190		Progressive Corp.	22,188

			22,188

		Internet: 8.3%
180	@	Google, Inc.	74,675
2,760	@	Yahoo!, Inc.	108,137

			182,812

		Lodging: 2.0%
710		Starwood Hotels & Resorts Worldwide, Inc.	45,341

			45,341

		Media: 1.9%
1,570	@	Xm Satellite Radio, Inc.	42,830

			42,830

		Mining: 2.1%
750	@@	Cameco Corp.	47,543

			47,543

		Miscellaneous Manufacturing: 4.6%
1,000		Danaher Corp.	55,780
1,300		General Electric Co.	45,565

			101,345

		Oil & Gas: 1.9%
1,060	@@	Petro — Canada	42,495

			42,495

		Oil & Gas Services: 0.8%
300		Halliburton Co.	18,588

			18,588

		Pharmaceuticals: 11.0%
2,095	@@	AstraZeneca PLC ADR	101,817
680	@	Gilead Sciences, Inc.	35,788
1,290	@@	Sanofi-Synthelabo SA ADR	56,631
2,370		Schering-Plough Corp.	49,415

			243,651

		Retail: 1.2%
420		Abercrombie & Fitch Co.	27,376

			27,376

		Software: 9.1%
1,280		Adobe Systems, Inc.	47,309
1,610	@	Electronic Arts, Inc.	84,217
2,135		Microsoft Corp.	55,830
270	@	Pixar, Inc.	14,234

			201,590

		Telecommunications: 4.5%
790	@@	America Movil SA de CV ADR	23,115
1,750		Qualcomm, Inc.	75,390

			98,505

		Total Common Stock (Cost $1,864,532)	2,198,380

Total Investments In Securities (Cost $1,864,532)*	99.5%	$2,198,380
Other Assets and Liabilities-Net	0.5	9,990

Net Assets	100.0%	$2,208,370

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
*	Cost for federal income tax purposes is $1,864,877. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$346,190
Gross Unrealized Depreciation	(12,687)

Net Unrealized Appreciation	$333,503

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP MIDCAP OPPORTUNITIES PORTFOLIO
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 98.4%
		Advertising: 1.4%
18,700	@,L	Getty Images, Inc.	$1,669,349

			1,669,349

		Apparel: 3.3%
55,100	@	Coach, Inc.	1,837,034
32,000	@,@@, L	Gildan Activewear, Inc.	1,371,200
21,300	@,L	Guess, Inc.	758,280

			3,966,514

		Auto Parts & Equipment: 1.0%
20,600		BorgWarner, Inc.	1,248,978

			1,248,978

		Banks: 1.0%
15,770		Zions Bancorporation	1,191,581

			1,191,581

		Biotechnology: 0.8%
14,300	@,L	Celgene Corp.	926,640

			926,640

		Coal: 2.0%
28,700		Peabody Energy Corp.	2,365,454

			2,365,454

		Computers: 2.7%
13,400	@	Anteon Intl. Corp.	728,290
51,656	@	Micros Systems, Inc.	2,496,018

			3,224,308

		Distribution/Wholesale: 1.6%
46,100	@	Wesco Intl., Inc.	1,969,853

			1,969,853

		Diversified Financial Services: 2.3%
103,700	@	E*Trade Financial Corp.	2,163,182
17,900	@,L	Investment Technology Group, Inc.	634,376

			2,797,558

		Electrical Components & Equipment: 1.5%
43,800		Ametek, Inc.	1,863,252

			1,863,252

		Electronics: 2.8%
70,254	@	Jabil Circuit, Inc.	2,605,721
17,600	@	Thomas & Betts Corp.	738,496

			3,344,217

		Energy — Alternate Sources: 1.0%
71,300	@,L	KFX, Inc.	1,219,943

			1,219,943

		Healthcare — Products: 8.5%
28,500		CR Bard, Inc.	1,878,720
64,400	@	Gen-Probe, Inc.	3,142,076
86,800	@,L	Hologic, Inc.	3,291,456
39,100	@	St. Jude Medical, Inc.	1,962,820

			10,275,072

		Healthcare — Services: 4.9%
60,200	@	Community Health Systems, Inc.	2,308,068
35,920	@	Coventry Health Care, Inc.	2,046,003
31,600		Quest Diagnostics	1,626,768

			5,980,839

		Home Furnishings: 1.6%
20,100	L	Harman Intl. Industries, Inc.	1,966,785

			1,966,785

		Household Products/Wares: 1.1%
17,700		Fortune Brands, Inc.	1,380,954

			1,380,954

		Insurance: 1.3%
32,300	@,L	ProAssurance Corp.	1,571,072

			1,571,072

		Investment Companies: 1.2%
10,480	L	Midcap SPDR Trust Series 1	1,411,551

			1,411,551

		Lodging: 4.3%
32,900		Harrah’s Entertainment, Inc.	2,345,441
53,900		Hilton Hotels Corp.	1,299,529
23,100		Station Casinos, Inc.	1,566,180

			5,211,150

		Machinery — Diversified: 3.3%
34,300		Graco, Inc.	1,251,264
47,100		Rockwell Automation, Inc.	2,786,436

			4,037,700

		Miscellaneous Manufacturing: 4.5%
45,800		Donaldson Co., Inc.	1,456,440
15,500		ITT Industries, Inc.	1,593,710
59,500		Roper Industries, Inc.	2,350,845

			5,400,995

		Oil & Gas: 4.3%
37,200		ENSCO Intl., Inc.	1,649,820
51,000	@	Southwestern Energy Co.	1,832,940
39,400		XTO Energy, Inc.	1,731,236

			5,213,996

		Oil & Gas Services: 6.3%
31,200	@	Cooper Cameron Corp.	1,291,680
63,900	@	Dresser-Rand Group, Inc.	1,545,102
20,300	@,L	National-Oilwell, Inc.	1,272,810
54,600	L	Smith Intl., Inc.	2,026,206
42,700	@,L	Veritas DGC, Inc.	1,515,423

			7,651,221

		Pharmaceuticals: 7.7%
15,400	L	Allergan, Inc.	1,662,584
34,000	@	Barr Pharmaceuticals, Inc.	2,117,860
40,800	@	Hospira, Inc.	1,745,424
32,200	@	Medco Health Solutions, Inc.	1,796,760
96,500		Mylan Laboratories	1,926,140

			9,248,768

		Retail: 5.2%
41,850	@	Advance Auto Parts	1,818,801
36,800	@,L	Childrens Place	1,818,656
46,258	@	Office Depot, Inc.	1,452,501
17,800	@	Panera Bread Co.	1,169,104

			6,259,062

		Semiconductors: 10.1%
42,500	@,L	Advanced Micro Devices, Inc.	1,300,500
82,900	@,@@, L	ASML Holding NV	1,664,633
64,100	@	Broadcom Corp.	3,022,315
52,800	L	Linear Technology Corp.	1,904,496
28,871	@,@@, L	Marvell Technology Group Ltd.	1,619,374

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP MIDCAP OPPORTUNITIES PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Semiconductors (continued)
40,000	@	MEMC Electronic Materials, Inc.	$886,800
70,300	L	National Semiconductor Corp.	1,826,394

			12,224,512

		Software: 5.6%
42,100	L	Adobe Systems, Inc.	1,556,016
57,600		Autodesk, Inc.	2,473,920
24,100	@	D&B Corp.	1,613,736
38,800	@,L	Progress Software Corp.	1,101,144

			6,744,816

		Telecommunications: 4.4%
126,800	@,L	Arris Group, Inc.	1,200,796
83,500	@	Comverse Technology, Inc.	2,220,265
169,100	@	Tellabs, Inc.	1,843,190

			5,264,251

		Transportation: 2.7%
44,200		CH Robinson Worldwide, Inc.	1,636,726
43,500	L	Forward Air Corp.	1,594,275

			3,231,001

		Total Common Stock (Cost $97,922,674)	118,861,392

Principal Amount			Value

SHORT-TERM INVESTMENT: 25.9%
		Repurchase Agreement: 2.2%
$2,634,000		Morgan Stanley Repurchase Agreement dated 12/30/05, 4.230%, due 01/03/06, $2,635,238 to be received upon repurchase (Collateralized by $5,145,000 Resolution Funding Corporation, 8.125% Market Value plus accrued interest $2,687,954, due 10/15/19)	$2,634,000

		Total Repurchase Agreement (Cost $2,634,000)	2,634,000

		Securities Lending CollateralCC: 23.7%
28,624,000		The Bank of New York Institutional Cash Reserves Fund	28,624,000

		Total Securities Lending Collateral (Cost $28,624,000)	28,624,000

		Total Short-Term Investments (Cost $31,258,000)	31,258,000

Total Investments In Securities (Cost $129,180,674)*	124.3%	$150,119,392
Other Assets and Liabilities-Net	(24.3)	(29,369,513)

Net Assets	100.0%	$120,749,879

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
*	Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$21,483,839
Gross Unrealized Depreciation	(545,121)

Net Unrealized Appreciation	$20,938,718

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP SMALLCAP OPPORTUNITIES PORTFOLIO
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 96.8%
		Aerospace/Defense: 0.7%
34,500		Engineered Support Systems, Inc.	$1,436,580

			1,436,580

		Apparel: 1.9%
41,001	@,L	Carter’s, Inc.	2,412,909
25,400	@,@@, L	Gildan Activewear, Inc.	1,088,390
8,500	@	Warnaco Group, Inc.	227,120

			3,728,419

		Banks: 1.5%
37,000		East-West Bancorp, Inc.	1,350,130
59,000		Whitney Holding Corp.	1,626,040

			2,976,170

		Biotechnology: 1.1%
64,200	@,L	Integra LifeSciences Holdings Corp.	2,276,532

			2,276,532

		Commercial Services: 5.9%
41,600		Arbitron, Inc.	1,579,968
78,100	@,L	DiamondCluster Intl., Inc.	620,114
88,950	L	Healthcare Services Group	1,842,155
49,000	@	Huron Consulting Group, Inc.	1,175,510
34,329	@	iPayment, Inc.	1,425,340
81,200	@	Labor Ready, Inc.	1,690,584
71,100	@,L	Navigant Consulting, Inc.	1,562,778
69,200	@,L	Resources Connection, Inc.	1,803,352

			11,699,801

		Computers: 6.8%
46,074	@	Anteon Intl. Corp.	2,504,122
7,200	@	CACI Intl., Inc.	413,136
32,500	@	Electronics for Imaging	864,825
123,200		Jack Henry & Associates, Inc.	2,350,656
55,600	@,L	Kronos, Inc.	2,327,416
58,258	@	Micros Systems, Inc.	2,815,027
67,600	@,L	Palm, Inc.	2,149,680
7,800	@,L	Synaptics, Inc.	192,816

			13,617,678

		Distribution/Wholesale: 4.7%
63,102	@,L	Aviall, Inc.	1,817,338
40,300		Hughes Supply, Inc.	1,444,755
50,625	@,L	Nuco2, Inc.	1,411,425
61,123		SCP Pool Corp.	2,274,998
58,100	@	Wesco Intl., Inc.	2,482,613

			9,431,129

		Diversified Financial Services: 0.8%
30,000	L	National Financial Partners Corp.	1,576,500

			1,576,500

		Electrical Components & Equipment: 1.1%
66,177	@,L	Intermagnetics General Corp.	2,111,046

			2,111,046

		Electronics: 3.0%
28,400	@	Dionex Corp.	1,393,872
68,100		Keithley Instruments, Inc.	952,038
70,563	@,L	Measurement Specialties, Inc.	1,718,209
19,000	@	Thomas & Betts Corp.	797,240
32,000	@	Trimble Navigation Ltd.	1,135,680

			5,997,039

		Engineering & Construction: 0.4%
13,000	@	EMCOR Group, Inc.	877,890

			877,890

		Entertainment: 2.1%
28,000	@	Penn National Gaming, Inc.	922,600
62,900	@,L	Scientific Games Corp.	1,715,912
58,625	@,L	Shuffle Master, Inc.	1,473,833

			4,112,345

		Healthcare — Products: 5.0%
54,700	@,L	Arthrocare Corp.	2,305,058
44,900	@,L	Gen-Probe, Inc.	2,190,671
12,747	@	Intuitive Surgical, Inc.	1,494,841
66,104	@,L	Kyphon, Inc.	2,699,026
53,309	@,L	Viasys Healthcare, Inc.	1,370,041

			10,059,637

		Healthcare — Services: 4.6%
48,000	@,L	Amedisys, Inc.	2,027,520
28,200	@	Pediatrix Medical Group, Inc.	2,497,674
45,900	@,L	Psychiatric Solutions, Inc.	2,696,166
63,445	@,L	United Surgical Partners Intl., Inc.	2,039,757

			9,261,117

		Housewares: 0.8%
35,300		Toro Co.	1,545,081

			1,545,081

		Insurance: 2.7%
50,000	@@,L	Max Re Capital Ltd.	1,298,500
20,432	@,L	Philadelphia Consolidated Holding Co.	1,975,570
41,747	@	ProAssurance Corp.	2,030,574

			5,304,644

		Internet: 5.0%
27,362	@,L	Digital Insight Corp.	876,131
17,300	@,L	Equinix, Inc.	705,148
35,400	@	F5 Networks, Inc.	2,024,526
94,500	@,L	Openwave Systems, Inc.	1,650,915
203,800	@,L	Sapient Corp.	1,159,622
166,300	@,L	Valueclick, Inc.	3,011,693
26,400	@,L	WebEx Communications, Inc.	571,032

			9,999,067

		Investment Companies: 5.0%
83,230	L	iShares Russell 2000 Growth Index Fund	5,797,802
63,800	L	iShares Russell 2000 Index Fund	4,254,822

			10,052,624

		Iron/Steel: 0.7%
15,500	L	Cleveland-Cliffs, Inc.	1,372,835

			1,372,835

		Leisure Time: 0.5%
18,200	L	Polaris Industries, Inc.	913,640

			913,640

		Machinery — Diversified: 1.5%
20,833	@,L	Middleby Corp.	1,802,055
43,000		Wabtec Corp.	1,156,700

			2,958,755

		Metal Fabricate/Hardware: 0.5%
24,600	@	NS Group, Inc.	1,028,526

			1,028,526

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP SMALLCAP OPPORTUNITIES PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value

		Miscellaneous Manufacturing: 0.5%
21,894	@,L	Ceradyne, Inc.	$958,957

			958,957

		Oil & Gas: 4.2%
28,700	L	Cabot Oil & Gas Corp.	1,294,370
25,100		Holly Corp.	1,477,637
22,000	@	Pride Intl., Inc.	676,500
55,000	@	Southwestern Energy Co.	1,976,700
55,500	@	Unit Corp.	3,054,165

			8,479,372

		Oil & Gas Services: 2.8%
16,800	@	Cal Dive Intl., Inc.	602,952
65,700	@	Dresser-Rand Group, Inc.	1,588,626
28,700	@	FMC Technologies, Inc.	1,231,804
23,900	@,L	Oil States Intl., Inc.	757,152
69,000	@	Superior Energy Services	1,452,450

			5,632,984

		Packaging & Containers: 0.6%
17,800		Greif, Inc.	1,179,784

			1,179,784

		Pharmaceuticals: 7.4%
93,600	@,L	Abgenix, Inc.	2,013,336
28,900	@,L	Adams Respiratory Therapeutics, Inc.	1,175,074
73,000	@,L	Alkermes, Inc.	1,395,760
35,200	@,L	Amylin Pharmaceuticals, Inc.	1,405,184
15,000	@,L	Cubist Pharmaceuticals, Inc.	318,750
85,000	@,L	First Horizon Pharmaceutical Corp.	1,466,250
105,500	@	HealthExtras, Inc.	2,648,050
34,400	@,L	Neurocrine Biosciences, Inc.	2,157,912
13,000	@	Onyx Pharmaceuticals, Inc.	373,880
28,100	@,L	United Therapeutics Corp.	1,942,272

			14,896,468

		Real Estate Investment Trust: 0.4%
70,000		Omega Healthcare Investors, Inc.	881,300

			881,300

		Retail: 6.2%
56,476	@,L	Copart, Inc.	1,302,337
70,200	@,L	Dave & Buster’s, Inc.	1,236,222
68,100	@,L	GameStop Corp.	2,166,942
117,843	@	Pacific Sunwear of California	2,936,648
26,700	@	Petco Animal Supplies, Inc.	586,061
34,700	@,L	Red Robin Gourmet Burgers, Inc.	1,768,312
61,185	@,L	Sonic Corp.	1,804,958
12,000	@,L	Tractor Supply Co.	635,280

			12,436,760

		Semiconductors: 4.7%
80,000	@,L	Actel Corp.	1,018,400
50,700	@,L	Formfactor, Inc.	1,238,601
54,500	@	Integrated Device Technology, Inc.	718,310
60,900	@,L	Micrel, Inc.	706,440
56,500	@,L	Microsemi Corp.	1,562,790
60,000	@,L	Semtech Corp.	1,095,600
61,400	@,L	Tessera Technologies, Inc.	1,587,190
31,300	@,L	Varian Semiconductor Equipment Associates, Inc.	1,375,009

			9,302,340

		Software: 7.5%
61,900	@,L	Ansys, Inc.	2,642,511
68,100	@	Filenet Corp.	1,760,385
32,600		Global Payments, Inc.	1,519,486
76,800	@	Informatica Corp.	921,600
94,200		MoneyGram International, Inc.	2,456,736
75,500	@	Progress Software Corp.	2,142,690
69,400	@,L	THQ, Inc.	1,655,190
93,719	@,L	Witness Systems, Inc.	1,843,453

			14,942,051

		Storage/Warehousing: 1.3%
56,500	@,L	Mobile Mini, Inc.	2,678,100

			2,678,100

		Telecommunications: 1.8%
62,000	@,L	Arris Group, Inc.	587,140
133,580	@,L	Powerwave Technologies, Inc.	1,679,101
94,000	@,L	Tekelec	1,306,600

			3,572,841

		Transportation: 3.1%
60,000		Forward Air Corp.	2,199,000
49,800	@	HUB Group, Inc.	1,760,430
112,500	L	Knight Transportation, Inc.	2,332,125

			6,291,555

		Total Common Stock (Cost $162,162,481)	193,589,567

Principal
Amount		Value

SHORT-TERM INVESTMENT: 30.4%
	Repurchase Agreement: 3.3%
$6,621,000	Goldman Sachs Repurchase Agreement dated 12/31/05, 4.250%, due 01/03/06, $6,624,127 to be received upon repurchase (Collateralized by $6,800,000 Federal National Mortgage Association, 3.875% Market Value plus accrued interest $6,754,330, due 05/15/07)	$6,621,000

	Total Repurchase Agreement (Cost $6,621,000)	6,621,000

	Securities Lending CollateralCC: 27.1%
54,241,000	The Bank of New York Institutional Cash Reserves Fund	54,241,000

	Total Securities Lending Collateral (Cost $54,241,000)	54,241,000

	Total Short-Term Investments (Cost $60,862,000)	60,862,000

Total Investments In Securities (Cost $223,024,481)*	127.2%	$254,451,567
Other Assets and Liabilities-Net	(27.2)	(54,442,478)

Net Assets	100.0%	$200,009,089

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP SMALLCAP OPPORTUNITIES PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
*	Cost for federal income tax purposes is $223,105,788. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$35,677,303
Gross Unrealized Depreciation	(4,331,524)

Net Unrealized Appreciation	$31,345,779

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP FINANCIAL SERVICES PORTFOLIO
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 98.9%
		Banks: 25.4%
72,948		Bank of America Corp.	$3,366,550
66,223		Bank of New York	2,109,203
18,815		City National Corp.	1,362,959
21,600		PNC Financial Services Group, Inc.	1,335,528
42,405		Prosperity Bancshares, Inc.	1,218,720
88,418		US BanCorp.	2,642,814
29,617		Wachovia Corp.	1,565,555
68,954		Wells Fargo & Co.	4,332,380
22,934		Zions Bancorporation	1,732,893

			19,666,602

		Diversified Financial Services: 41.6%
32,859	@	Affiliated Managers Group	2,636,935
21,745		American Express Co.	1,118,998
25,467		Capital One Financial Corp.	2,200,349
30,373		CIT Group, Inc.	1,572,714
108,117		Citigroup, Inc.	5,246,918
57,322		Countrywide Financial Corp.	1,959,839
30,093	@	E*Trade Financial Corp.	627,740
27,523		Fannie Mae	1,343,398
15,942		Franklin Resources, Inc.	1,498,707
22,295		Freddie Mac	1,456,978
23,090		Goldman Sachs Group, Inc.	2,948,824
82,566		JPMorgan Chase & Co.	3,277,045
10,926		Lehman Brothers Holdings, Inc.	1,400,385
40,116		Merrill Lynch & Co., Inc.	2,717,057
39,565		Morgan Stanley	2,244,918

			32,250,805

		Home Builders: 2.0%
42,756		DR Horton, Inc.	1,527,672

			1,527,672

		Insurance: 27.7%
36,194	@@	ACE Ltd.	1,934,207
31,759		Aflac, Inc.	1,474,253
13,263		Allstate Corp.	717,130
48,332		American Intl. Group, Inc.	3,297,690
39,300	@@	Axis Capital Holdings Ltd.	1,229,304
25,200	@@	Endurance Specialty Holdings Ltd.	903,420
49,993		Genworth Financial, Inc.	1,728,758
20,185		Hartford Financial Services Group, Inc.	1,733,690
18,800	@@	IPC Holdings Ltd.	514,744
15,139		Lincoln National Corp.	802,821
19,401		PMI Group, Inc.	796,799
18,885		Prudential Financial, Inc.	1,382,193
14,559		Radian Group, Inc.	853,012
16,600		Reinsurance Group Of America	792,816
49,988		St. Paul Cos.	2,232,964
15,400	@@	XL Capital Ltd	1,037,652

			21,431,453

		Real Estate Investment Trust: 1.2%
38,425		KKR Financial Corp.	921,816

			921,816

		Software: 1.0%
18,577		First Data Corp.	798,997

			798,997

		Total Common Stock (Cost $70,637,546)	76,597,345

Principal
Amount		Value

SHORT-TERM INVESTMENT: 1.0%
	Repurchase Agreement: 1.0%
$797,000	Goldman Sachs Repurchase Agreement dated 12/30/05, 4.250%, due 01/03/06, $797,376 to be received upon repurchase (Collateralized by $827,000 Federal Home Loan Mortgage Corporation, 3.625% Market Value plus accrued interest $813,258, due 09/15/08)	$797,000

	Total Short-Term Investments (Cost $797,000)	797,000

Total Investments In Securities (Cost $71,434,546)*	99.9%	$77,394,345
Other Assets and Liabilities-Net	0.1	42,094

Net Assets	100.0%	$77,436,439

@	Non-income producing security
@@	Foreign Issuer
*	Cost for federal income tax purposes is $71,957,807. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$5,507,311
Gross Unrealized Depreciation	(70,773)

Net Unrealized Appreciation	$5,436,538

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP HIGH YIELD BOND PORTFOLIO
AS OF DECEMBER 31, 2005

Principal
Amount			Value

CORPORATE BONDS/NOTES: 91.6%
		Advertising: 0.4%
$27,000	C	Lamar Media Corp., 6.625%, due 08/15/15	$27,236
235,000	C	Vertis, Inc., 9.750%, due 04/01/09	244,694
145,000	#,C	Vertis, Inc., 13.500%, due 12/07/09	118,175

			390,105

		Aerospace/Defense: 1.3%
41,000	C	Armor Holdings, Inc., 8.250%, due 08/15/13	44,280
416,000	C	DRS Technologies, Inc., 6.875%, due 11/01/13	399,880
86,000	C	L-3 Communications Corp., 6.125%, due 01/15/14	85,570
27,000	#,C	L-3 Communications Corp., 6.375%, due 10/15/15	27,068
485,000	C	L-3 Communications Corp., 7.625%, due 06/15/12	512,888
16,000	C	Orbital Sciences Corp., 9.000%, due 07/15/11	17,040
25,000	C	Sequa Corp., 8.875%, due 04/01/08	26,188
55,000	C	Sequa Corp., 9.000%, due 08/01/09	58,713

			1,171,627

		Apparel: 2.0%
215,000	C	Levi Strauss & Co., 9.280%, due 04/01/12	217,688
53,000	C	Perry Ellis International, Inc., 8.875%, due 09/15/13	52,470
800,000	C	Phillips-Van Heusen, 8.125%, due 05/01/13	848,000
665,000	C	Russell Corp., 9.250%, due 05/01/10	677,469

			1,795,627

		Auto Parts & Equipment: 0.6%
313,000	C	Accuride Corp., 8.500%, due 02/01/15	309,870
51,000	C	TRW Automotive, Inc., 9.375%, due 02/15/13	55,463
140,000	C	TRW Automotive, Inc., 11.000%, due 02/15/13	157,850

			523,183

		Building Materials: 0.9%
566,000	@@,C	Ainsworth Lumber Co. Ltd., 6.750%, due 03/15/14	488,175
52,000	@@,C	Ainsworth Lumber Co. Ltd., 6.750%, due 03/15/14	44,460
245,000	C	Ply Gem Industries, Inc., 9.000%, due 02/15/12	218,663
42,000	#,C	RMCC Acquisition Co., 9.500%, due 11/01/12	42,420
6,000	#,C	Texas Industries, Inc., 7.250%, due 07/15/13	6,255
45,000	C	US Concrete, Inc., 8.375%, due 04/01/14	45,113

			845,086

		Chemicals: 4.3%
88,000	C	Equistar Chemicals LP, 10.125%, due 09/01/08	95,920
290,000	C	Equistar Chemicals LP, 10.625%, due 05/01/11	320,450
250,000		IMC Global, Inc., 10.875%, due 06/01/08	278,125
45,000	C	IMC Global, Inc., 10.875%, due 08/01/13	51,919
1,145,000	C	Lyondell Chemical Co., 9.625%, due 05/01/07	1,200,819
78,000	@@,#	Montell Finance Co. BV, 8.100%, due 03/15/27	71,760
510,000	C	Nalco Co., 7.750%, due 11/15/11	526,575
350,000	@@	Nova Chemicals Corp., 6.500%, due 01/15/12	340,813
610,000	@@,#, C	Nova Chemicals Corp., 7.561%, due 11/15/13	626,013
67,000	C	OM Group, Inc., 9.250%, due 12/15/11	65,828
24,000	@@,C	Rhodia SA, 7.625%, due 06/01/10	24,240
237,000	C	Rockwood Specialties Group, Inc., 10.625%, due 05/15/11	260,996

			3,863,458

		Commercial Services: 3.1%
26,000	C	American Color Graphics, Inc., 10.000%, due 06/15/10	18,298
245,000	C	Cenveo Corp., 7.875%, due 12/01/13	237,650
24,000	C	Concentra Operating Corp., 9.125%, due 06/01/12	24,840
44,000	C	Corrections Corp. of America, 6.250%, due 03/15/13	43,780
745,000	C	Corrections Corp. of America, 7.500%, due 05/01/11	774,800
37,000	C	Geo Group, Inc., 8.250%, due 07/15/13	36,353
700,000	#,C	Hertz Corp., 8.875%, due 01/01/14	716,625
180,000	#,C	Hertz Corp., 10.500%, due 01/01/16	186,300
85,000	C	Mail-Well I, Corp., 9.625%, due 03/15/12	92,225
51,000	C	Quintiles Transnational Corp., 10.000%, due 10/01/13	57,120
14,000	#,C	Rural/Metro Corp., 9.875%, due 03/15/15	14,350
495,000	C	United Rentals North America, Inc., 6.500%, due 02/15/12	484,481
80,000	C	United Rentals North America, Inc., 7.000%, due 02/15/14	75,200
26,000	C	United Rentals North America, Inc., 7.750%, due 11/15/13	25,480

			2,787,502

		Computers: 1.1%
215,000	#,C	Activant Solutions, Inc., 10.530%, due 04/01/10	222,794
645,000	@,#,C	Sungard Data Systems, Inc., 9.125%, due 08/15/13	670,800
125,000	#,C	Solar Capital Corp., 10.250%, due 08/15/15	125,625

			1,019,219

		Cosmetics/Personal Care: 0.0%
27,000	C	Revlon Consumer Products Corp., 8.625%, due 02/01/08	26,055

			26,055

		Distribution/Wholesale: 0.1%
55,000	C	Aviall, Inc., 7.625%, due 07/01/11	56,650

			56,650

		Diversified Financial Services: 8.2%
87,884	C	AES Red Oak LLC, 8.540%, due 11/30/19	97,112
315,000	C	Alamosa Delaware, Inc., 8.500%, due 01/31/12	342,169
30,000	+,C	Alamosa Delaware, Inc., 12.000%, due 07/31/09	32,963

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP HIGH YIELD BOND PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Principal
Amount			Value

		Diversified Financial Services (continued)
$200,000	#	Astoria Depositor Corp., 8.144%, due 05/01/21	$207,611
29,000	C	BCP Crystal US Holdings Corp., 9.625%, due 06/15/14	32,408
41,000	#,C	E*Trade Financial Corp., 7.375%, due 09/15/13	41,718
40,000		General Motors Acceptance Corp., 5.625%, due 05/15/09	35,614
140,000		General Motors Acceptance Corp., 6.125%, due 02/01/07	133,684
52,000		General Motors Acceptance Corp., 6.311%, due 11/30/07	47,067
345,000		General Motors Acceptance Corp., 6.750%, due 12/01/14	310,869
2,230,000		General Motors Acceptance Corp., 6.875%, due 09/15/11	2,035,957
295,000		General Motors Acceptance Corp., 8.000%, due 11/01/31	283,324
79,000	C	Global Cash Finance Corp., 8.750%, due 03/15/12	84,431
660,000	C	Jostens IH Corp., 7.625%, due 10/01/12	666,600
42,000	C	Madison River Capital LLC/ Madison River Finance Corp., 13.250%, due 03/01/10	44,625
332,000	#,C	Rainbow National Services LLC, 8.750%, due 09/01/12	355,240
20,000	C	Standard Aero Holdings, Inc., 8.250%, due 09/01/14	16,500
1,915,024	#	TRAINS, 7.651%, due 06/15/15	1,970,920
250,000	C	Universal City Development Partners, 11.750%, due 04/01/10	281,563
45,000	C	Universal City Florida Holding Co. I/II, 9.000%, due 05/01/10	45,450
400,000	C	Vanguard Health Holding Co. II LLC, 9.000%, due 10/01/14	427,000

			7,492,825

		Electric: 9.2%
199,000	C	AES Corp., 7.750%, due 03/01/14	209,696
870,000	#,C,@	AES Corp., 8.750%, due 05/15/13	951,563
690,000	C,@	AES Corp., 8.875%, due 02/15/11	749,513
71,000	C	Allegheny Energy Supply, 7.800%, due 03/15/11	77,745
245,000	#,C	Allegheny Energy, Inc., 8.250%, due 04/15/12	277,463
940,000		Aquila, Inc., 7.625%, due 11/15/09	963,500
680,000	C,@	CMS Energy Corp., 7.500%, due 01/15/09	703,800
59,358	C	Homer City Funding LLC, 8.734%, due 10/01/26	69,449
40,000	C	Inergy LP/Inergy Finance Corp., 6.875%, due 12/15/14	36,600
51,680	C	LSP Energy LP/LSP Batesville Funding Corp., 7.164%, due 01/15/14	53,719
650,000		Midwest Generation LLC, 8.300%, due 07/02/09	678,031
120,161	C	Midwest Generation LLC, 8.560%, due 01/02/16	130,750
65,000	C	Midwest Generation LLC, 8.750%, due 05/01/34	71,906
760,000	#,C,@	Mirant North America LLC, 7.375%, due 12/31/13	772,350
505,000	C	Nevada Power Co., 5.875%, due 01/15/15	503,648
398,000	C	Nevada Power Co., 10.875%, due 10/15/09	436,805
38,768		Reliant Energy Mid-Atlantic Power Holdings LLC, 9.237%, due 07/02/17	41,506
350,000	C	Reliant Resources, Inc., 6.750%, due 12/15/14	307,125
15,160	#,C	South Point Energy Center LLC, 8.400%, due 05/30/12	13,957
750,000		TECO Energy, Inc., 7.500%, due 06/15/10	802,500
50,000	#,C	Texas Genco LLC, 6.875%, due 12/15/14	54,375
510,000	C	TXU Corp., 5.550%, due 11/15/14	486,966

			8,392,967

		Electrical Components & Equipment: 0.0%
42,000	C	Superior Essex Communications LLC, 9.000%, due 04/15/12	41,580

			41,580

		Electronics: 0.7%
145,000	@@,C	Celestica, Inc., 7.625%, due 07/01/13	143,731
105,000	@@,C	Celestica, Inc., 7.875%, due 07/01/11	106,313
300,000	@@,C	Flextronics International Ltd, 6.500%, due 05/15/13	306,375
68,000	C	Sanmina-SCI Corp., 6.750%, due 03/01/13	65,025
58,000	C	Viasystems, Inc., 10.500%, due 01/15/11	56,115

			677,559

		Engineering & Construction: 0.0%
13,000	#,C	Ahern Rentals, Inc., 9.250%, due 08/15/13	13,748

			13,748

		Entertainment: 3.4%
25,000	C,@	AMC Entertainment, Inc., 8.000%, due 03/01/14	22,750
67,000	C,@	AMC Entertainment, Inc., 9.875%, due 02/01/12	65,995
995,000	C,@	American Casino and Entertainment, 7.850%, due 02/01/12	1,024,850
40,000	C	Cinemark USA, Inc., 9.000%, due 02/01/13	42,500
95,000	@@,C	Intrawest Corp., 7.500%, due 10/15/13	96,663
400,000	C	Loews Cineplex Entertainment Corp., 9.000%, due 08/01/14	406,000
300,000	C	Marquee, Inc., 8.625%, due 08/15/12	315,000
502,000	C	Pinnacle Entertainment, Inc., 8.250%, due 03/15/12	521,453
26,000	C	River Rock Entertainment Authority, 9.750%, due 11/01/11	28,145
597,000	C	Warner Music Group, 7.375%, due 04/15/14	595,508

			3,118,864

		Environmental Control: 1.7%
440,000	C	Allied Waste North America, 7.250%, due 03/15/15	446,600
1,046,000	C,@	Allied Waste North America, Inc., 8.500%, due 12/01/08	1,103,530

			1,550,130

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP HIGH YIELD BOND PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Principal
Amount			Value

		Food: 4.0%
$25,000	C	Ahold Finance USA, Inc., 8.250%, due 07/15/10	$27,156
28,000	C	Del Monte Corp., 8.625%, due 12/15/12	29,890
600,000	C	Delhaize America, Inc., 8.125%, due 04/15/11	657,040
565,000	C	Dole Food Co., Inc., 8.625%, due 05/01/09	581,950
140,000	C	Land O’ Lakes, Inc., 9.000%, due 12/15/10	152,600
43,000		Smithfield Foods, Inc., 7.000%, due 08/01/11	44,075
800,000		Smithfield Foods, Inc., 7.750%, due 05/15/13	850,000
740,000	C	Stater Brothers Holdings, 8.125%, due 06/15/12	736,300
490,000	C	Swift & Co., 10.125%, due 10/01/09	508,375
25,000	C	Swift & Co., 12.500%, due 01/01/10	26,438

			3,613,824

		Forest Products & Paper: 0.8%
405,000	C	Appleton Papers, Inc., 8.125%, due 06/15/11	395,888
44,000	@@,#, C	Fraser Papers, Inc., 8.750%, due 03/15/15	38,500
240,000	C	Georgia-Pacific Corp., 7.750%, due 11/15/29	220,200
31,000	C	Neenah Paper, Inc., 7.375%, due 11/15/14	28,133

			682,721

		Gas: 0.9%
815,000	C	Colorado Interstate Gas Co., 5.950%, due 03/15/15	791,267
15,000	C	SEMCO Energy, Inc., 7.125%, due 05/15/08	15,319
17,000	C	SEMCO Energy, Inc., 7.750%, due 05/15/13	17,910

			824,496

		Healthcare — Products: 0.6%
40,000	C	Inverness Medical Innovations, Inc., 8.750%, due 02/15/12	40,800
485,000	C	VWR International, Inc., 8.000%, due 04/15/14	485,000

			525,800

		Healthcare — Services: 2.2%
400,000	C	Community Health Systems, Inc., 6.500%, due 12/15/12	391,500
130,000	C	Genesis HealthCare Corp., 8.000%, due 10/15/13	137,475
780,000	C	HCA, Inc., 6.375%, due 01/15/15	792,351
145,000	C	HCA, Inc., 7.500%, due 11/06/33	150,440
41,000	#,C	Insight Health Services Corp., 9.174%, due 11/01/11	39,873
155,000	C	Psychiatric Solutions, Inc., 7.750%, due 07/15/15	160,813
240,000	C	Tenet Healthcare Corp., 6.375%, due 12/01/11	220,200
133,000	C	Tenet Healthcare Corp., 9.875%, due 07/01/14	135,328

			2,027,980

		Holding Companies — Diversified: 0.2%
155,000	C	Atlantic Broadband Finance LLC, 9.375%, due 01/15/14	139,113

			139,113

		Home Builders: 1.4%
280,000		DR Horton, Inc., 6.875%, due 05/01/13	293,593
50,000		DR Horton, Inc., 7.875%, due 08/15/11	54,711
310,000	#,C	STANLEY-MARTIN Communities, 9.750%, due 08/15/15	283,650
577,000	C	Technical Olympic USA, Inc., 9.000%, due 07/01/10	586,377
80,000	C	Technical Olympic USA, Inc., 10.375%, due 07/01/12	79,100

			1,297,431

		Home Furnishings: 0.6%
545,000	C	Norcraft Finance Corp., 9.000%, due 11/01/11	566,800

			566,800

		Household Products/Wares: 1.4%
465,000	C	American Achievement Corp., 8.250%, due 04/01/12	474,300
27,000	C	Gregg Appliances, Inc., 9.000%, due 02/01/13	24,570
578,000	C	Playtex Products, Inc., 8.000%, due 03/01/11	618,460
225,000	+,C	Visant Holding Corp., 3.750%, due 12/01/13	167,625

			1,284,955

		Iron/Steel: 0.3%
40,000	C	California Steel Industries, Inc., 6.125%, due 03/15/14	37,600
187,000	C	Chaparral Steel Co., 10.000%, due 07/15/13	202,428

			240,028

		Leisure Time: 1.0%
369,000	@@,C	NCL Corp., 10.625%, due 07/15/14	382,838
40,000	@@	Royal Caribbean Cruises Ltd., 7.500%, due 10/15/27	43,050
314,000	@@	Royal Caribbean Cruises Ltd., 8.000%, due 05/15/10	342,611
92,000	@@	Royal Caribbean Cruises Ltd., 8.750%, due 02/02/11	104,420

			872,919

		Lodging: 4.9%
680,000	C	Aztar Corp., 7.875%, due 06/15/14	715,700
52,000	@@,#, C	Grupo Posadas SA de CV, 8.750%, due 10/04/11	53,300
400,000		Mandalay Resort Group, 7.625%, due 07/15/13	417,000
615,000	C	MGM Mirage, 5.875%, due 02/27/14	590,400
67,000	C	MGM Mirage, 6.625%, due 07/15/15	67,168
875,000	C	MGM Mirage, 8.500%, due 09/15/10	952,656
26,000	C	Poster Financial Group, Inc., 8.750%, due 12/01/11	26,910
418,000	C	Starwood Hotels & Resorts Worldwide, Inc., 7.875%, due 05/01/12	462,935
700,000	C	Station Casinos, Inc., 6.500%, due 02/01/14	710,500
425,000	C	Wynn Las Vegas LLC, 6.625%, due 12/01/14	415,438

			4,412,007

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP HIGH YIELD BOND PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Principal
Amount			Value

		Machinery — Construction & Mining: 0.5%
$480,000	C	Terex Corp., 7.375%, due 01/15/14	$477,600

			477,600

		Machinery — Diversified: 0.1%
27,000	#,C	Columbus McKinnon Corp., 8.875%, due 11/01/13	28,215
28,000	C	Manitowoc Co., 10.500%, due 08/01/12	31,220

			59,435

		Media: 7.6%
51,000	C	Allbritton Communications Co., 7.750%, due 12/15/12	51,510
245,000	C	American Media Operations, Inc., 10.250%, due 05/01/09	224,782
25,000		Cablevision Systems Corp., 8.716%, due 04/01/09	25,375
275,000	C	CBD Media Holdings LLC/CBD Holdings Finance, Inc., 9.250%, due 07/15/12	276,375
200,000	C	CBD Media, Inc., 8.625%, due 06/01/11	205,000
610,000	#,C	CCH I LLC, 11.000%, due 10/01/15	515,450
28,000	+,C	Charter Communications Holdings LLC, 9.920%, due 04/01/11	14,980
38,000	C	Charter Communications Holdings LLC, 11.125%, due 01/15/11	21,090
642,000	#,C	Charter Communications Operating LLC, 8.000%, due 04/30/12	642,000
203,000	C	CSC Holdings, Inc., 7.625%, due 04/01/11	203,000
405,000	C	CSC Holdings, Inc., 7.625%, due 07/15/18	386,775
672,000	C	Dex Media Finance/West, 9.875%, due 08/15/13	749,280
290,000	C	Dex Media, Inc., 8.000%, due 11/15/13	297,250
89,000	C	Echostar DBS Corp., 5.750%, due 10/01/08	87,665
430,000	C	Echostar DBS Corp., 6.375%, due 10/01/11	416,025
260,000	C	Emmis Communications Corp., 10.366%, due 06/15/12	262,275
74,000	C	Granite Broadcasting Corp., 9.750%, due 12/01/10	68,450
230,000	+,C	Houghton Mifflin Co., 3.050%, due 10/15/13	181,700
140,000	C	Houghton Mifflin Co., 8.250%, due 02/01/11	145,250
165,000	C	Houghton Mifflin Co., 9.875%, due 02/01/13	177,169
130,000	+,C	Insight Communications Co., Inc., 0.000%, due 02/15/11	136,500
185,000	C	LIN Television Corp., 6.500%, due 05/15/13	178,294
15,000	+,C	Nexstar Finance Holdings LLC, 3.840%, due 04/01/13	11,381
500,000	C	Primedia, Inc., 8.875%, due 05/15/11	463,750
35,000	@@,C	Quebecor Media, Inc., 11.125%, due 07/15/11	38,063
540,000	@@,C	Shaw Communications, Inc., 7.200%, due 12/15/11	565,650
203,000	@@,C	Videotron Ltee, 6.875%, due 01/15/14	206,553
76,000	C	Xm Satellite Radio, Inc., 12.000%, due 06/15/10	85,690
305,000	C	Young Broadcasting, Inc., 10.000%, due 03/01/11	287,081

			6,924,363

		Metal Fabricate/Hardware: 0.1%
24,000	C	Autocam Corp., 10.875%, due 06/15/14	16,800
36,000	C	Valmont Industries, Inc., 6.875%, due 05/01/14	36,450
44,000	#,C	Wolverine Tube, Inc., 7.375%, due 08/01/08	33,110

			86,360

		Mining: 0.1%
27,000	C	Century Aluminum Co., 7.500%, due 08/15/14	26,730
27,000	#	Southern Peru Copper Corp./US, 7.500%, due 07/27/35	26,970

			53,700

		Miscellaneous Manufacturing: 0.1%
28,000	C	Aearo Co. I, 8.250%, due 04/15/12	28,560
38,000	C	Hexcel Corp., 6.750%, due 02/01/15	36,860
58,000	C	Park-Ohio Industries, Inc., 8.375%, due 11/15/14	51,040

			116,460

		Oil & Gas: 4.5%
475,000	C	Chesapeake Energy Corp., 6.250%, due 01/15/18	467,875
825,000	C	Chesapeake Energy Corp., 6.375%, due 06/15/15	829,125
515,000	C	Chesapeake Energy Corp., 7.500%, due 09/15/13	549,763
45,000	C	El Paso Production Holding Co., 7.750%, due 06/01/13	46,913
120,000	C	Energy Partners Ltd., 8.750%, due 08/01/10	123,600
501,000	C	Newfield Exploration Co., 6.625%, due 09/01/14	512,273
39,000	@@,C	Paramount Resources Ltd., 8.500%, due 01/31/13	40,268
99,000	C	Parker Drilling Co., 9.160%, due 09/01/10	102,713
113,000	@@	Petrobras International Finance Co., 9.125%, due 07/02/13	131,928
23,000	C	Premcor Refining Group, Inc./The, 7.500%, due 06/15/15	24,532
600,000	C	Swift Energy Co., 7.625%, due 07/15/11	615,000
555,000	@@,C	Western Oil Sands, Inc., 8.375%, due 05/01/12	626,456

			4,070,446

		Oil & Gas Services: 1.3%
929,000	C	Hanover Compressor Co., 9.000%, due 06/01/14	1,017,255
120,000	C	Hanover Equipment Trust, 8.750%, due 09/01/11	127,500

			1,144,755

		Packaging & Containers: 1.0%
28,000	C	Constar International, Inc., 11.000%, due 12/01/12	20,580
320,000	C	Graham Packaging Co., Inc., 8.500%, due 10/15/12	316,800
200,000	C	Graphic Packaging International Corp., 8.500%, due 08/15/11	201,500

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP HIGH YIELD BOND PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Principal
Amount			Value

		Packaging & Containers (continued)
$51,000	C	Jefferson Smurfit Corp. US, 7.500%, due 06/01/13	$47,175
209,000	C	Owens Brockway Glass Container, Inc., 8.250%, due 05/15/13	216,838
52,000	C	Owens Brockway Glass Container, Inc., 8.750%, due 11/15/12	56,160
18,000	C	Pliant Corp., 11.125%, due 09/01/09	16,110
26,000	C	Smurfit-Stone Container Corp., 8.250%, due 10/01/12	25,090
37,000	C	US Can Corp., 10.875%, due 07/15/10	38,665

			938,918

		Pharmaceuticals: 0.0%
14,000	@@,C	Elan Finance PLC, 7.750%, due 11/15/11	13,160

			13,160

		Pipelines: 2.8%
260,000	C	El Paso Corp., 6.950%, due 12/15/07	264,225
70,000	C	El Paso Corp., 7.875%, due 06/15/12	72,450
80,000	C	El Paso Natural Gas Co., 7.625%, due 08/01/10	84,526
33,000	C	Pacific Energy Partners LP/ Pacific Energy Finance Corp., 7.125%, due 06/15/14	34,155
128,000	C	Sonat, Inc., 7.625%, due 07/15/11	130,880
610,000	C	Southern Natural Gas Co., 8.000%, due 03/01/32	671,923
7,000	C	Southern Natural Gas Co., 8.875%, due 03/15/10	7,516
405,000	#,C	Targa Resources, Inc., 8.500%, due 11/01/13	417,150
130,000	C	Transcontinental Gas Pipe LN, 7.250%, due 12/01/26	142,675
590,000	C	Transcontinental Gas Pipe LN, 8.875%, due 07/15/12	678,500
39,000	C	Williams Cos., Inc., 7.125%, due 09/01/11	40,706

			2,544,706

		Real Estate Investment Trust: 2.6%
770,000	C	Felcor Lodging LP, 8.830%, due 06/01/11	804,650
660,000	C	Host Marriott LP, 7.125%, due 11/01/13	689,700
36,000	C	Host Marriott LP, 9.250%, due 10/01/07	38,160
54,000	C	iStar Financial, Inc., 6.500%, due 12/15/13	55,412
25,000	C	La Quinta Properties, Inc., 8.875%, due 03/15/11	27,281
710,000		Meristar Hospitality Corp., 9.000%, due 01/15/08	737,513
20,000	C	Ventas Realty LP/Ventas Capital Corp., 8.750%, due 05/01/09	21,700

			2,374,416

		Retail: 3.4%
34,000	C	Couche-Tard US LP/Couche-Tard Finance Corp., 7.500%, due 12/15/13	35,190
240,000	C	Denny’s Holdings, Inc., 10.000%, due 10/01/12	244,800
500,000	C	Dominos, Inc., 8.250%, due 07/01/11	525,000
135,000	C	General Nutrition Centers, Inc., 8.500%, due 12/01/10	116,775
175,000	C	General Nutrition Centers, Inc., 8.625%, due 01/15/11	169,750
235,000	#,C	GSC Holdings Corp., 8.000%, due 10/01/12	222,075
670,000		JC Penney Co., Inc., 9.000%, due 08/01/12	791,648
39,000	C	Landry’s Restaurants, Inc., 7.500%, due 12/15/14	36,660
605,000	#,C	Neiman-Marcus Group, Inc., 9.000%, due 10/15/15	621,638
75,000	C	Pantry, Inc., 7.750%, due 02/15/14	75,375
63,000	C	PEP Boys-Manny Moe & Jack, 7.500%, due 12/15/14	56,385
195,000	#,C	Restaurant Co., 10.000%, due 10/01/13	181,350

			3,076,646

		Savings & Loans: 0.0%
34,000	C	Western Financial Bank, 9.625%, due 05/15/12	38,250

			38,250

		Semiconductors: 0.7%
390,000	C	Freescale Semiconductor, Inc., 6.875%, due 07/15/11	411,450
14,000	@@,C	MagnaChip Semiconductor SA, 8.000%, due 12/15/14	13,440
53,000	@@,C	STATS ChipPAC Ltd., 6.750%, due 11/15/11	51,410
163,000	@@,C	STATS ChipPAC Ltd., 7.500%, due 07/19/10	164,630

			640,930

		Telecommunications: 11.1%
21,000	C	AirGate PCS, Inc., 8.350%, due 10/15/11	21,788
135,000	C	American Cellular Corp., 10.000%, due 08/01/11	147,150
326,000	C	American Tower Corp., 7.125%, due 10/15/12	337,410
305,000	C	American Tower Corp., 7.250%, due 12/01/11	318,725
282,000	C	Centennial Cellular Communications Corp., 10.125%, due 06/15/13	308,085
725,000	#,C	Centennial Communications Corp., 10.000%, due 01/01/13	735,850
15,000	C	Cincinnati Bell, Inc., 7.250%, due 07/15/13	15,675
375,000	C	Citizens Communications Co., 9.000%, due 08/15/31	381,563
510,000	C	Citizens Communications Co., 9.250%, due 05/15/11	564,825
460,000	C	Dobson Cellular Systems, 9.875%, due 11/01/12	509,450
222,000	#,C	Dobson Communications Corp., 8.850%, due 10/15/12	222,000
57,000	C	Dobson Communications Corp., 8.875%, due 10/01/13	57,143
54,000	@@	Empresa Brasileira de Telecom SA, 11.000%, due 12/15/08	61,290
195,000	#,C	Hawaiian Telcom Communications, Inc., 12.500%, due 05/01/15	183,300
113,000	@@,C	Innova S de RL, 9.375%, due 09/19/13	125,995
985,000	C	Insight Midwest LP/Insight Capital, Inc., 10.500%, due 11/01/10	1,040,406
568,000	@@,#, C	Intelsat Bermuda Ltd., 8.250%, due 01/15/13	576,520

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP HIGH YIELD BOND PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Principal
Amount			Value

		Telecommunications (continued)
$545,000	@@,#, C	Intelsat Bermuda Ltd., 8.625%, due 01/15/15	$553,175
29,000	C	iPCS, Inc., 11.500%, due 05/01/12	33,423
10,000	C	IWO Holdings, Inc., 8.350%, due 01/15/12	10,425
126,000	C	LCI International, Inc., 7.250%, due 06/15/07	127,260
15,000		Lucent Technologies, Inc., 6.450%, due 03/15/29	12,938
85,000	C	MCI, Inc., 8.735%, due 05/01/14	94,244
725,000	C	Qwest Capital Funding, Inc., 6.375%, due 07/15/08	723,188
207,000	C	Qwest Capital Funding, Inc., 7.000%, due 08/03/09	210,105
20,000	C	Qwest Capital Funding, Inc., 7.250%, due 02/15/11	20,350
100,000	C	Qwest Capital Funding, Inc., 7.750%, due 08/15/06	101,500
68,000	C	Qwest Communications International, Inc., 7.250%, due 02/15/11	69,700
200,000	C	Qwest Corp., 6.875%, due 09/15/33	189,000
100,000	#	Qwest Corp., 7.741%, due 06/15/13	108,375
149,000	C	Qwest Corp., 7.875%, due 09/01/11	161,293
30,000	C	Qwest Corp., 8.875%, due 03/15/12	33,975
65,000	@@,C	Rogers Cable, Inc., 8.000%, due 12/15/12	69,144
321,000	@@,C	Rogers Wireless, Inc., 7.250%, due 12/15/12	339,056
205,000	@@,C	Rogers Wireless, Inc., 7.500%, due 03/15/15	222,425
285,000	C	Rural Cellular Corp., 8.250%, due 03/15/12	302,100
125,000	C	Rural Cellular Corp., 9.750%, due 01/15/10	126,875
263,000	C	Rural Cellular Corp., 9.875%, due 02/01/10	278,780
78,000	C	SBA Communications Corp., 8.500%, due 12/01/12	86,970
110,000	+,C	SBA Telecommunications, Inc., 1.180%, due 12/15/11	102,575
235,000	C	SunCom Wireless Holdings, Inc., 8.500%, due 06/01/13	219,725
30,000	#,C	TTI Holding Corp., 10.000%, due 03/15/13	27,600
139,000	C	Ubiquitel, Inc., 9.875%, due 03/01/11	154,638
43,000	C	US Unwired, Inc., 8.741%, due 06/15/10	44,398
33,000	C	US Unwired, Inc., 10.000%, due 06/15/12	37,290
35,000	C	Valor Telecommunications Enterprises LLC, 7.750%, due 02/15/15	36,750

			10,104,452

		Textiles: 0.1%
45,000	#,C	Invista, 9.250%, due 05/01/12	48,263

			48,263

		Transportation: 0.3%
55,000	@@,C	CHC Helicopter Corp., 7.375%, due 05/01/14	55,894
123,000	@@,C	Grupo Transportacion Ferroviaria Mexicana SA DE CV, 10.250%, due 06/15/07	130,380
78,000	@@,#, C	Grupo Transportacion Ferroviaria Mexicana SA DE CV, 9.375%, due 05/01/12	85,800

			272,074

		Total Corporate Bonds/Notes (Cost $83,524,759)	83,239,193

COMMON STOCK: 0.2%
		Telecommunications: 0.2%
908	@	Adelphia Business Solutions	$—
1,107	@	iPCS, Inc.	53,413
150	@	Jordan Tellecommunications	3,363
4,577	@,@@	Telewest Global, Inc.	109,024

			165,800

		Total Common Stock (Cost $147,662)	165,800

PREFERRED STOCK: 0.2%
		Diversified Financial Services: 0.1%
2,545		AES Trust VII	122,478

			122,478

		Media: 0.0%
245		Paxson Communications Corp.	21,290

			21,290

		Telecommunications: 0.1%
72		Alamosa Holdings, Inc.	98,739

			98,739

		Total Preferred Stock (Cost $238,206)	242,507

WARRANTS: 0.1%
		Building Materials: 0.0%
195	#	Dayton Superior Corp.	2

			2

		Commercial Services: 0.0%
82		Travelcenters Of America, Inc.	98

			98

		Media: 0.0%
48		XM Satellite Radio Holdings, Inc.	2,280

			2,280

		Telecommunications: 0.1%
176	#	American Tower Corp.	67,366
1,753		McLeodUSA, Inc.	10

			67,376

		Total Warrants (Cost $59,556)	69,756

		Total Long-Term Investments (Cost $83,970,183)	83,717,256

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP HIGH YIELD BOND PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Principal
Amount		Value

SHORT-TERM INVESTMENT: 7.4%
	Repurchase Agreement: 7.4%
$6,690,000	Goldman Sachs Repurchase Agreement dated 12/30/05, 4.250%, due 01/03/06, $6,693,159 to be received upon repurchase (Collateralized by $6,870,000 Federal National Mortgage Association, 3.875%, Market Value plus accrued interest $6,823,859 due 05/15/07)	$6,690,000

	Total Short-Term Investments (Cost $6,690,000)	6,690,000

Total Investments In Securities (Cost $90,660,183)*	99.5%	$90,407,256
Other Assets and Liabilities-Net	0.5	423,733

Net Assets	100.0%	$90,830,989

@	Non-income producing security
@@	Foreign Issuer
+	Step-up basis bonds. Interest rates shown reflect current coupon rates.
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
*	Cost for federal income tax purposes is $90,696,457. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$633,243
Gross Unrealized Depreciation	(922,444)

Net Unrealized Depreciation	$(289,201)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INTERNATIONAL VALUE PORTFOLIO
AS OF DECEMBER 31, 2005

Shares			Value

COMMON STOCK: 98.3%
		Australia: 2.1%
430,600		BHP Billiton Ltd.	$7,175,913

			7,175,913

		Belgium: 1.3%
146,500	@	Fortis	4,654,215

			4,654,215

		Canada: 1.8%
138,500		EnCana Corp.	6,231,700

			6,231,700

		Finland: 1.5%
293,947		Nokia OYJ	5,370,943

			5,370,943

		France: 10.1%
95,900		BNP Paribas	7,718,597
115,900	@,L	Business Objects SA	4,674,792
49,976		Sanofi-Synthelabo SA	4,359,210
70,888		Societe Generale	8,679,653
30,770		Total SA	7,730,916
17,600	L	Total SA ADR	2,224,640

			35,387,808

		Germany: 12.9%
73,844		Allianz AG	11,129,761
106,900		Deutsche Bank AG	10,307,082
107,100		EON AG	11,034,508
25,800		Henkel KGaA	2,583,222
36,950		Schering AG	2,462,898
90,451		Siemens AG	7,710,615

			45,228,086

		Greece: 1.6%
196,488		Alpha Bank AE	5,718,305

			5,718,305

		Hong Kong: 4.2%
235,500	L	China Mobile Hong Kong Ltd. ADR	5,661,420
726,000		Hong Kong Exchanges and Clearing Ltd.	3,010,278
1,258,000		Hong Kong Electric Holdings	6,223,153

			14,894,851

		Japan: 22.7%
82,010		Acom Co., Ltd.	5,266,111
1,038,000		Amada Co., Ltd.	9,135,712
442,000	L	Bank of Kyoto Ltd.	5,327,108
180,000		Komatsu Ltd.	2,973,094
31,600		Kyocera Corp.	2,308,501
270		Mitsubishi Tokyo Financial Group, Inc.	3,673,833
347,000		Mitsui Trust Holdings, Inc.	4,176,145
10,500		ORIX Corp.	2,670,411
285,978		Ricoh Co., Ltd.	5,003,354
124,100		Sankyo Co. Ltd	7,177,424
228,200		Sekisui House Ltd.	2,863,872
453,000		Sharp Corp.	6,887,024
597,000		Sumitomo Electric Industries Ltd.	9,060,720
74,300		Takeda Chemical Industries Ltd.	4,022,624
294,000		Tokuyama Corp.	3,776,728
105,400		Toyota Motor Corp.	5,502,097

			79,824,758

		Mexico: 0.3%
365,800	@	Axtel SA de CV	938,773

			938,773

		Netherlands: 6.3%
478,383		Aegon NV	7,787,611
162,942		Heineken NV	5,147,841
300,689		Royal Dutch Shell PLC	9,159,634

			22,095,086

		Singapore: 1.6%
3,546,000		Singapore Telecommunications Ltd.	5,552,345

			5,552,345

		South Africa: 0.7%
207,300		JD Group Ltd.	2,514,304

			2,514,304

		South Korea: 0.9%
39,990	@	Kookmin Bank	3,013,914

			3,013,914

		Spain: 0.7%
83,600	L	Repsol YPF SA	2,438,205

			2,438,205

		Sweden: 2.5%
839,000		Nordea AB	8,693,421

			8,693,421

		Switzerland: 9.8%
10,789	@	Barry Callebaut AG	3,504,431
107,034		Credit Suisse Group	5,436,063
31,610		Nestle SA	9,412,034
240,400		STMicroelectronics NV	4,306,742
94,310		Swiss Reinsurance	6,871,188
34,752		UBS AG	3,293,430
74,115		Xstrata PLC	1,730,055

			34,553,943

		Thailand: 2.4%
1,407,900		Bangkok Bank PLC	3,946,306
17,149,300		Krung Thai Bank PLC	4,596,593

			8,542,899

		United Kingdom: 14.9%
221,900		Anglo American PLC	7,554,018
107,270		AstraZeneca PLC	5,202,527
814,087		BP PLC	8,697,736
215,101		HBOS PLC	3,661,881
413,200		HSBC Holdings PLC	6,610,523
1,735,083		Legal & General Group PLC	3,630,855
186,400		Royal Bank of Scotland Group PLC	5,612,801
379,257		Severn Trent PLC	7,054,524
1,976,058		Vodafone Group PLC	4,243,109

			52,267,974

		Total Common Stock (Cost $310,747,583)	345,097,443

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VP INTERNATIONAL VALUE PORTFOLIO
AS OF DECEMBER 31, 2005 (CONTINUED)

Principal
Amount		Value

SHORT-TERM INVESTMENT: 6.1%
	Repurchase Agreement: 2.9%
$10,139,000	Goldman Sachs Repurchase Agreement dated 12/30/05, 4.250%, due 01/03/06, $10,143,788 to be received upon repurchase (Collateralized by $10,590,000 Federal Home Loan Bank, 3.625% Market Value plus accrued interest $10,344,544, due 11/14/08)	$10,139,000

	Total Repurchase Agreement (Cost $10,139,000)	10,139,000

	Securities Lending CollateralCC: 3.2%
11,324,000	The Bank of New York Institutional Cash Reserves Fund	11,324,000

	Total Securities Lending Collateral (Cost $11,324,000)	11,324,000

	Total Short-Term Investments (Cost $21,463,000)	21,463,000

Total Investments In Securities (Cost $332,210,583)*	104.4%	$366,560,443
Other Assets and Liabilities-Net	(4.4)	(15,387,280)

Net Assets	100.0%	$351,173,163

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
*	Cost for federal income tax purposes is $333,022,739. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$35,987,974
Gross Unrealized Depreciation	(2,450,270)

Net Unrealized Appreciation	$33,537,704

Percentage of
Industry	Net Assets

Auto Manufacturers	1.6%
Banks	27.1
Beverages	1.5
Chemicals	1.1
Diversified Financial Services	3.1
Electric	4.9
Electrical Components and Equipment	4.5
Electronics	0.7
Food	3.7
Home Builders	0.8
Household Products/Wares	0.7
Insurance	8.4
Leisure Time	2.0
Machinery — Construction and Mining	0.9
Machinery — Diversified	2.6
Mining	4.7
Miscellaneous Manufacturing	2.2
Office/Business Equipment	1.4
Oil and Gas	10.4
Pharmaceuticals	4.6
Retail	0.7
Semiconductors	1.2
Software	1.3
Telecommunications	6.2
Water	2.0
Repurchase Agreement	2.9
Securities Lending Collateral	3.2
Other Assets and Liabilities, Net	(4.4)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2005 were as follows:

Fund Name	Type	Per Share Amount

ING VP Convertible Portfolio
Class S	NII	$0.2935
All Classes	LTCG	$0.0074
ING VP Real Estate Portfolio
Class I	NII	$0.3448
Class S	NII	$0.2962
ING VP Financial Services Portfolio
Class I	NII	$0.1143
Class S	NII	$0.0936
All Classes	STCG	$0.1975
All Classes	LTCG	$0.0282
ING VP High Yield Bond Portfolio
Class I	NII	$0.1897
Class S	NII	$0.0737
ING VP International Value Portfolio
Class I	NII	$0.3043
Class S	NII	$0.2855
All Classes	STCG	$0.2504
All Classes	LTCG	$0.5532

NII — Net investment income

STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2005, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING VP Convertible Portfolio	27.70%
ING VP Real Estate Portfolio	0.06%
ING VP Financial Services Portfolio	44.76%
ING VP High Yield Bond Portfolio	0.07%
ING VP International Value Portfolio	0.36%

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2005:

	Foreign Taxes
	Paid	Per Share Amount

ING VP International Value Portfolio	$594,140	$0.0216

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Funds are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Principal
	Position(s)	Term of Office	Occupation(s)
	held with	and Length of	during the Past Five
Name, Address and Age	Trust	Time Served(1)	Years

Independent Trustees:

John V. Boyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Trustee	January 2005 — Present	Unemployed Formerly, Executive Director, The Mark Twain House & Museum(2) (September 1989 — November 2005).

J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Trustee	February 2002 — Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (June 1992 — Present).

R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	Trustee	February 2002 — Present	President, College of New Jersey (January 1999 — Present).

Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Trustee	January 2005 — Present	President and Chief Executive Officer, International Insurance Society (June 2001 — Present) and Executive Vice President, Frontier Insurance Group, Inc. (September 1998 — March 2001).

Walter H. May(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	Trustee	May 1995 — Present	Retired.

Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Chairman and Trustee	October 1999 — Present	Private Investor (June 1997 — Present). Formerly Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 — December 2001).

David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	October 1999 — Present	President and Director, F.L. Putnam Securities Company, Inc. (June 1978 — Present).

Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Trustee	February 2002 — Present	President, Springwell Corporation (March 1989 — Present).

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Number of
	Portfolios
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Trustee	held by Trustee

Independent Trustees:
John V. Boyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	172	None
J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	172	None
R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	172	None
Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	172	Assured Guaranty Ltd. (November 2003 — Present).
Walter H. May(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	172	BestPrep (September 1991 — Present).
Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	172	JDA Software Group, Inc. (January 1999 — Present); and Swift Transportation Co. (March 2004 — Present).
David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	172	Progressive Capital Accumulation Trust (August 1998 — Present); Principled Equity Market Trust (November 1996 — Present), Mercy Endowment Foundation (September 1995 — Present); Asian American Bank and Trust Company (June 1992 — Present) and Notre Dame Health Care Center (July 1991 — Present)
Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	172	AmeriGas Propane, Inc. (January 1998 — Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Principal
	Position(s)	Term of Office	Occupation(s)
	held with	and Length of	during the Past Five
Name, Address and Age	Trust	Time Served(1)	Years

Richard A. Wedemeyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	Trustee	February 2001 — Present	Retired. Formerly, Vice President — Finance and Administration, The Channel Corporation (June 1996 — April 2002). Formerly, Trustee, First Choice Funds (February 1997 — April 2001).

Trustees who are “Interested Persons”:

Thomas J. McInerney(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Trustee	February 2001 — Present	Chief Executive Officer, ING U.S. Financial Services (January 2005 — Present); General Manager and Chief Executive Officer, U.S. Financial Services (December 2003 — December 2004); Chief Executive Officer, ING U.S. Financial Services (September 2001 — December 2003); and General Manager and Chief Executive Officer, U.S. Worksite Financial Services (December 2000 — September 2001).

John G. Turner(6) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	October 1999 — Present	Retired. Formerly, Vice Chairman of ING Americas (September 2000 — January 2002); Chairman and Chief Executive Officer and ReliaStar Financial Corp. and ReliaStar Life Insurance Company (July 1993 — September 2000); Director of ReliaStar Life Insurance Company of New York (April 1975 — December 2001); and Chairman and Trustee of the Northstar affiliated investment companies (May 1993 — December 2001).

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Number of
	Portfolios
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Trustee	held by Trustee

Richard A. Wedemeyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	172	Touchstone Consulting Group (June 1997 — Present) and Jim Henson Legacy (April 1994 — Present).

Trustees who are “Interested Persons”:
Thomas J. McInerney(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	212	Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, and United Life and Annuity Insurance Co. Inc.; Ameribest Life Insurance Co.; First Columbine Life Insurance Co.; and Metro Atlanta Chamber of Commerce (January 2003 — Present).
John G. Turner(6) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	212	Hormel Foods Corporation (March 2000 — Present); ShopKo Stores, Inc. (August 1999 — Present); and Conseco, Inc. (September 2003 — Present).

(1)	Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)	Shaun Mathews, Senior Vice President of ING Life Insurance and Annuity Company, has held a seat on the board of directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)	Valuation, Proxy and Brokerage Committee member.

(4)	Audit Committee member.

(5)	Mr. McInerney is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(6)	Mr. Turner is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

	Position(s)	Term of Office
	held with	and Length of	Principal Occupation(s)
Name, Address and Age	the Trust	Time Served(1)	during the Past Five Years

Officers:

James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	President and Chief Executive Officer Chief Operating Officer	February 2001 — Present July 2000 — Present	President, Chief Executive Officer and Chief Operating Officer, ING Investments, LLC (December 2000 — Present). Formerly, Senior Executive Vice President and Chief Operating Officer, ING Investments, LLC (April 1995 — December 2000).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Executive Vice President	February 2002 — Present	Executive Vice President (December 2001 — Present) and Formerly Chief Compliance Officer, Ing Investments, LLC (October 2004 — Present), ING Investments, LLC. Formerly, Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 — March 2005), and Senior Vice President, ING Investments, LLC (June 1998 — December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Executive Vice President	November 1999 — Present	Executive Vice President, ING Investments, LLC (July 2000 — Present) and Chief Investment Risk Officer (January 2003 — Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 — January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Chief Compliance Officer	November 2004 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present) and ING Investment LLC and Directed Services, Inc. (January 2006 — Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc. Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 — May 2001).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President, Chief Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Service, LLC (April 2005 — Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 — March 2005); and Director, Financial Reporting, ING Investments, LLC (March 2001 — September 2002); Director of Financial Reporting, Axient Communications, Inc. (May 2000 — January 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age 42	Senior Vice President and Assistant Secretary	November 1999 — Present	Senior Vice President (August 1999 — Present) and Assistant Secretary (October 2001 — Present), ING Funds Services, LLC.

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President	November 2003 — Present	Senior Vice President and Assistant Secretary, ING Investments, LLC (October 2003 — Present). Formerly, Vice President and Assistant Secretary; ING Investments, LLC (January 2001 — October 2003); and Assistant Vice President, ING Funds Services, LLC (November 1999 — January 2001).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Vice President and Treasurer	November 1999 — Present	Vice President and Treasurer, ING Funds Services, LLC (October 2001 — Present) and ING Investments, LLC (August 1997 — Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	February 2003 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 — Present); and Vice President, ING Investments, LLC (February 2003 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 — October 2004).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 — September 2004); and Manager Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 — October 2001).

Mary A. Gaston 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Vice President	March 2005 — Present	Vice President, ING Fund Services, LLC (April 2005 — Present). Formerly, Assistant Vice President, Financial Reporting, ING Investments, LLC (April 2004 — April 2005); Manager, Financial Reporting, ING Investments, LLC (August 2002 — April 2004); and Controller Z Seven Fund, Inc. and Ziskin Asset Management, Inc. (January 2000 — March 2002).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 29	Assistant Vice President	February 2003 — Present	Assistant Vice President, ING Funds Services, LLC (December 2002 — Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Assistant Vice President	September 2004 — Present	Assistant Vice President, ING Funds Services, LLC (August 2004 — Present). Formerly, Manager, Registration Statements, ING Funds Services, LLC (May 2003 — August 2004); Associate Partner, AMVESCAP PLC (October 2000 — May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 — May 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Secretary	August 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 — September 2003); and Associate General Counsel of AIG American General (January 1999 — November 2002).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Assistant Secretary	August 2003 — Present	Counsel, ING Americas, U.S. Legal Services (April 2003 — Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 — April 2003).

Robin R. Nesbitt 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Secretary	September 2004 — Present	Supervisor, Board Operations, ING Funds Services, LLC (August 2003 — Present). Formerly, Senior Legal Analyst, ING Funds Services, LLC (August 2002 — August 2003); Associate, PricewaterhouseCoopers (January 2001 — August 2001); and Paralegal, McManis, Faulkner & Morgan (May 2000 — December 2000).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) provides that, after an initial period, the Funds’ existing investment advisory and sub-advisory contracts remain in effect only if the Board of Trustees (the “Board”) of ING Variable Products Trust, including a majority of the Trustees who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the series of ING Variable Products Trust (the “Funds” or “Portfolios”), as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and renew them. In this regard, at a meeting held on November 10, 2005 the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments, LLC (the “Adviser”) and the Funds and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-advisers to the Funds (the “Sub-Advisers”).

The Independent Trustees also held separate meetings on October 11 and November 8, 2005 to consider renewals of the Advisory Contracts and Sub-Advisory Contracts. Thus, references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates.

At the November 10, 2005 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Funds. In reaching these decisions, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual review process. The Board’s determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Nicholson Graham LLP (“K&LNG”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Funds were considered at the same Board meeting, the Trustees considered each Fund’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain of the specific factors the Board considered at the November 10, 2005 meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its consideration, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the year ending November 30, 2006. Each Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Funds’ advisory and sub-advisory arrangements.

Overview of the Contract Approval Process

In 2003, the Board determined to undertake steps to further enhance the process under which the Board determines whether to renew existing Advisory and Sub-Advisory Contracts and to approve new advisory arrangements. Among the measures the Board implemented was to: retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees of the Board in working with the personnel employed by the Funds’ Adviser or its affiliates who administer the Funds (“Management”) to identify the types of information presented to the Trustees to inform their deliberations with respect to advisory and sub-advisory relationships; establish the format in which the information requested by the Board is provided to the Board; and determine the process for reviewing such information in connection with the Advisory and Sub-Advisory Contract renewal process. The end result was the implementation of the current process relied upon by the Board to review and analyze information in connection with the annual renewal of the Funds’ Advisory and Sub-Advisory Contracts, as well as its review and approval of new advisory relationships.

Since this process was implemented, the Board has continuously reviewed and refined the process. In addition, the Board established a Contracts Committee and two Investment Review Committees. The type and format of the information provided to the Board or its counsel to inform its annual review and renewal process has been codified in the Funds’ 15(c) Methodology Guide (the “Methodology Guide”). The Methodology Guide was developed under the direction of the Board, and sets out a written blueprint under which the Board requests certain information necessary to facilitate a thorough and informed review in connection with the annual Advisory and Sub-Advisory Contract renewal process. Management provides Fund-specific information to the Board based on the Methodology Guide through “Fund Analysis and Comparison Tables” or “FACT” sheets prior to the Board’s review of Advisory and Sub-Advisory Contracts. Certain of this information

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

for a representative sample of Funds in the ING Funds complex was verified, at the Board’s request, by an independent firm to test its accuracy.

On its own and as part of a regular on-going process, the Board’s Contracts Committee recommends or considers recommendations from Management for refinements and other changes to the Methodology Guide and other aspects of the review process, and the Board’s Investment Review Committees review benchmarks used to assess the performance of each Fund. The Investment Review Committees also meet regularly with the Adviser and periodically with the Funds’ Sub-Advisers. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged a benchmark and/or peer group.

The Board employed its process for reviewing contracts when considering the renewals of the Advisory and Sub-Advisory Contracts that would be effective through November 30, 2006. A number of the Board’s primary considerations and conclusions resulting from this process are discussed below.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts and Sub-Advisory Contracts for the Funds for the year ending November 30, 2006, the Board received and evaluated such information as it deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. This included information about the Adviser and Sub-Advisers to the Funds provided throughout the year at regular Board meetings, as well as information furnished for the November 10, 2005 Board meeting, which was held to specifically consider renewal for the period ending November 30, 2006. In addition, the Board’s Independent Trustees also held meetings on October 11th and November 8th, prior to the November 10, 2005 meeting of the full Board, to consider the annual renewal of the Advisory and Sub-Advisory Contracts.

The materials requested by and provided to the Board prior to the November 2005 Board meeting included the following items: (1) FACT sheets for each Fund that provide information about the performance and expenses of the Fund and other, similarly managed funds in a selected peer group (“Selected Peer Group”), as well as information about the Fund’s investment portfolio, objectives and strategies; (2) the Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and Selected Peer Groups were selected and how profitability was determined; (3) responses to a detailed series of questions from K&LNG, legal counsel to the Independent Trustees; (4) copies of each form of Advisory Contract and Sub-Advisory Contract; (5) copies of the Form ADV for the Adviser and each Sub-Adviser to the Funds; (6) financial statements for the Adviser and each Sub-Adviser; (7) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewals of Advisory Contracts and Sub-Advisory Contracts, including a written analysis for each Fund of how performance and fees compare to its Selected Peer Group and/or designated benchmarks; and (8) other information relevant to the Board’s evaluations.

For each Fund, except ING VP Convertible Portfolio and ING VP LargeCap Growth Portfolio its Class I shares were used for purposes of certain comparisons to the funds in the Selected Peer Group. Class 1 shares were selected, as general matter, so that the Fund class with the longest performance history was compared to the analogous class of shares for each fund in the Selected Peer Group. Class S used for ING VP Convertible Portfolio and ING VP LargeCap Growth Portfolio because it was the only Class available for purposes of comparison. The mutual funds chosen for inclusion in a Fund’s Selected Peer group were selected based upon criteria designed to mirror the Fund class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the advisory arrangements with the Adviser, the Board was mindful of the “manager-of-managers” platform of the ING Funds. The Board considered the techniques that the Adviser developed, in response to the direction of the Board, to screen and perform due diligence on Sub-Advisers that are recommended to the Board to manage the Funds. The Board also noted the resources that the Adviser has committed to the Board and its Investment Review Committees to assist the Board and Committee members with their assessment of the investment performance of the Funds. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board, and who have developed attribution analyses and other metrics used by the Investment Review Committees to analyze the key factors underlying investment performance for the Funds.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers, and took note of the pro-active approach that the Adviser, working in cooperation with the Board’s Investment Review Committees, has taken to advocate or recommend, when it believed appropriate, changes intended to assist performance of the Funds. These changes have historically included modifications in personnel responsible for managing a Fund and/or changes in the Sub-Adviser to a Fund.

In considering the Funds’ Advisory Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments between the same class of shares of such Funds, without a sales charge, or among Funds available in a product platform, and the wide variety in the types of Funds available for exchange or transfer.

The Board also took into account the Adviser’s extensive efforts in recent years to reduce the expenses of the Funds through re-negotiated arrangements with the Funds’ service providers. In addition, the Board considered the extensive efforts of the Adviser and expense it incurred in recent years to help make the Fund complex more efficient by reducing the number of Funds through reorganizations of similar Funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board evaluated the Adviser’s and Sub-Advisers’ regulatory compliance systems and procedures reasonably designed to assure compliance with the federal securities laws, including those related to late trading and market timing, best execution, fair value pricing, proxy voting procedures, and trade allocation, among others. The Board considered the implementation by the Adviser and certain Sub-Advisers of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also took into account the reports of the Chief Compliance Officer and his recommendations. In this regard, the Board also considered the policies and procedures developed by the Chief Compliance Officer in consultation with the Board’s Compliance Committee that guide the Chief Compliance Officer’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and the Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. For larger Funds, the Board also considered the adequacy of the resources committed to the Funds by the Adviser and the Sub-Advisers, and whether those resources are commensurate with the needs of larger Funds and are appropriate to attempt to sustain expected levels of performance, compliance, and other needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Advisers are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and Sub-Advisers were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment performance of each Fund, taking into account the importance of such performance to Fund shareholders. While the Board considered the performance reports and discussions with portfolio managers at Board and Committee meetings during the year, particular attention in assessing performance was given to the Fund FACT sheets furnished in advance of the November meeting of the Independent Trustees. The FACT sheet prepared for each Fund included its investment performance compared to the Morningstar category median, Lipper category median, Selected Peer Group and Fund’s primary benchmark. The Board’s findings specific to each Fund’s performance are discussed under “Fund-by-Fund Analysis,” below.

Economies of Scale

In considering the reasonableness of advisory fees, the Board also considered whether economies of scale will be realized by the Adviser as a Fund grows larger and the extent to which this is reflected in the level of management fee rates charged. In this regard, the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Board noted any breakpoints in advisory fee schedules that resulted in a lower advisory fee because a Fund achieved sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that these savings are passed through in the form of breakpoints on advisory fees that resulted in savings to the Funds. For Funds that did not have breakpoint discounts on advisory fees, but did benefit from waivers to or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could effectively be realized through such waivers, reimbursements, or expense reductions.

Information about Services to Other Clients

The Board requested, and in many instances received and, if so, considered, information about the nature of services and fee rates offered by the Adviser and the Sub-Advisers to other clients, including other registered investment companies and institutional accounts. When rates offered to other clients differed materially from those charged to the Funds, the Board considered the underlying rationale provided by the Adviser and Sub-Advisers for these differences. For the unaffiliated Sub-Advisers, the Board did not view this information as imperative to its deliberations because of the arms-length nature of the negotiations between the Adviser and unaffiliated Sub-Advisers with respect to sub-advisory fees.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. In addition, the Board reviewed and took into account existing and proposed fee waivers and expense limitations applicable to the fees payable by the Funds.

The Board considered the fee structures of the Funds as they relate to the services provided under the Contracts, and the potential fall-out benefits to the Adviser and Sub-Advisers, and their respective affiliates, from their association with the Funds. For each Fund, the Board determined that the fees payable to the Adviser and Sub-Advisers are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform through the year ending November 30, 2006.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including assumptions) specified in the Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser to that Fund. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by certain Sub-Advisers with respect to their profitability. In the case of non-affiliated Sub-Advisers, the Board gave less weight to profitability considerations, or did not view this data as imperative to its deliberations, given the arms-length nature of the relationship between the Adviser and these Sub-Advisers with respect to the negotiation of sub-advisory fees.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s and affiliated Sub-Advisers’ profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in today’s regulatory environment.

In their examination of advisory fees, the Independent Trustees have, from time to time, requested the Adviser, and the Adviser has agreed, to implement remedial actions for certain Funds. These remedial actions have included, among others: reductions in expense caps or management fee rates; reductions in 12b-1 fees payable by a Fund; the merger of certain Funds with and into comparable Funds; changes to the Sub-Adviser or portfolio manager managing a Fund; and enhancements to the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

resources available to a Sub-Adviser when managing a Fund. The Independent Trustees requested these adjustments largely on the basis of: (a) a Fund’s performance, as compared to its Selected Peer Group; (b) the performance of a Fund, as compared to its benchmarks; or (c) a Fund’s expenses in relation to its Selected Peer Group.

Based on the information on revenues, costs, and profitability considered by the Board, after considering the factors described in this section, as well as any remedial actions requested by the Independent Trustees and agreed to by the Adviser, the Board concluded that the profits, if any, realized by the Adviser and Sub-Advisers were not excessive. In making its determinations, the Board considered that the Adviser had incentive to negotiate the most favorable fees from unaffiliated Sub-Advisers, and it based its conclusions on the reasonableness of the sub-advisory fees of the Sub-Advisers primarily on the factors described for each Fund below and, in the case of non-affiliated Sub-Advisers, in reliance on the arms-length nature of the negotiations between the Adviser and Sub-Advisers with respect to sub-advisory fees.

Fund-by-Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2005 meeting in relation to renewing each Fund’s current Advisory Contract and its Sub-Advisory Contract for the year ending November 30, 2006. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. Each Fund’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING VP Convertible Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING VP Convertible Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for the year-to-date and one-year periods, but underperformed for the three-year period and most recent calendar quarter; and (3) the Portfolio is ranked in the fifth (lowest) quintile for the year-to-date period, in the fourth quintile for the most recent calendar quarter and one-year period, and in third quintile for the three-year period. In analyzing this performance data, the Board also took into consideration: (1) Management’s analysis regarding the Sub-Adviser’s rationale for underperformance; (2) that the Board had approved, at its November meeting, the merger of ING VP Convertible Portfolio with and into ING VP Balanced Portfolio, Inc., another Portfolio in the ING Funds complex overseen by another Board of Directors, and that this merger would be completed in 2006 if approved by the Portfolio’s shareholders and by the Board of Directors that oversees ING VP Balanced Portfolio, Inc.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for ING VP Convertible Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; (4) it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio; and (5) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

weight to different individual factors and related conclusions.

ING VP Real Estate Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING VP Real Estate Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio underperformed its Morningstar category median and its primary benchmark for the year-to-date and one-year periods; (2) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter; and (3) the Portfolio was ranked in the fourth quintile for the year-to-date and one-year periods, and in the second quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the Sub-Adviser’s rationale for recent underperformance; and (2) the Sub-Adviser made adjustments to its stock selection and portfolio weighting processes in an effort to enhance performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING VP Real Estate Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Sub-Adviser recently made adjustments to its management process to address the Portfolio’s relative underperformance, and it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio to demonstrate the more favorable longer-term performance anticipated by Management; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING VP Large Cap Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING VP LargeCap Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio underperformed its primary benchmark for the year-to-date, one- and three-year periods, but outperformed for the most recent calendar quarter; (2) the Portfolio underperformed its Morningstar category median for the year-to-date and one-year periods, but outperformed for the most recent calendar quarter and the three-year periods; and (3) the Portfolio is ranked in the fifth (lowest) quintile for the one-year period, and in the fourth quintile for the year-to-date period, in the third quintile for the three-year period, and in the first (highest) quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account: (1) In June 2003, Wellington Management Company (“Wellington”) assumed responsibility for the Fund, previously managed by ING Investment Management Co., to address concerns about the Fund’s performance; (2) Management’s analysis regarding Wellington’s rationale for underperformance in certain periods, including its analysis of the negative effect of individual stock selection on the Portfolio’s more recent performance; and (3) Management’s view that Wellington is a well-recognized and reputable manager that has remained true to the investment philosophy and style for which it was hired, and Management’s expectation that Wellington will deliver reasonable longer-term performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING VP LargeCap Growth Portfolio, the Board took into account the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING VP LargeCap Growth Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) although the Portfolio has underperformed relative to its peers in certain periods, it is reasonable to permit the Sub-Adviser the opportunity to demonstrate the more favorable longer-term performance anticipated by Management; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING VP MidCap Opportunities Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING VP MidCap Opportunities Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio underperformed its Morningstar category median and its primary benchmark for all given periods; and (2) the Portfolio is ranked in the fourth quintile for the one- and three-year periods, and the third quintile for the year-to-date and five-year periods. In analyzing this performance data, the Board also considered that, in July 2005, there was a change in portfolio management in order to enhance the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING VP MidCap Opportunities Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING VP MidCap Opportunities Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) there has been a recent change in the Portfolio’s portfolio management team, and it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio in order to properly assess the Portfolio’s performance; and (4) the sub-advisory fee rate payable by the Adviser to ING Investment Management Co. is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING VP SmallCap Opportunities Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING VP SmallCap Opportunities Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median and its primary benchmark for the most recent calendar quarter, year-to-date and one-year periods, but underperformed for the three- and five-year periods; and (2) the Portfolio is ranked in the first (highest) quintile for the most recent calendar quarter, in the second quintile for the year-to-date

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

and one-year periods, and in the fifth (lowest) quintile for the three- and five-year periods.

In analyzing this performance data, the Board also considered that, in April 2003, there was a change in portfolio management in order to enhance the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING VP SmallCap Opportunities Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING VP SmallCap Opportunities Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING VP Financial Services Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING VP Financial Services Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median and its primary benchmark for all periods presented; and (2) the Portfolio is ranked in the second quintile for the one-year period and in the first (highest) quintile for the most recent calendar quarter and year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Portfolio is equal to the median and below the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio was launched just over a year ago, and in order to evaluate performance properly, the Portfolio requires a longer period of operating history, although the short-term performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING VP High Yield Bond Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING VP High Yield Bond Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio underperformed its Morningstar category median for all periods presented, except the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

most recent calendar quarter; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fifth (lowest) quintile for the three-, five- and ten-year periods, in the fourth quintile for the year-to-date and one-year periods, and in the second quintile for the most recent calendar quarter. In analyzing this performance data, the Board also took into consideration Management’s rationale regarding the Portfolio’s underperformance, including the effect of investment portfolio weightings on Portfolio performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and equal to average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account that, in July 2005, Management reduced the Portfolio’s advisory fee in connection with upcoming substitutions as well as Management’s representations that it anticipates further fee reductions in connection with an additional substitution to take place in early 2006.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board determined to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING VP International Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING VP International Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio underperformed its Morningstar category median and its primary benchmark for all periods presented, except that it outperformed for the five-year period; and (2) the Portfolio is ranked in the fifth (lowest) quintile for the most recent calendar quarter, year-to-date and one-year periods, in the fourth quintile for the three-year period and in the first (highest) quintile for the five-year period.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the Sub-Adviser’s rationale for underperformance in certain periods, including its analysis of the negative effect of stock selection on performance; and (2) actions that the Portfolio’s Sub-Adviser had taken to improve the Portfolio’s performance, including: (a) upgrades in the quantitative screens and ranking models the Sub-Adviser employs in managing ING VP International Value Portfolio; (b) the addition to the portfolio management team of a senior Japan/ Asia analyst in July 2005; and (c) access to certain global research capabilities of affiliates of the Sub-Adviser that are intended to enhance fundamental analysis relevant to the Portfolio.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING VP International Value Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING VP International Value Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

into account that, in order to achieve a lower expense ratio for the Portfolio, the Adviser is waiving a portion of its advisory fees.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio to demonstrate the more favorable longer-term performance anticipated by Management; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Manager
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian

The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, Florida 32746

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UVPTIS (1205-022506)

Item 2. Code of Ethics.
As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.
Item 3. Audit Committee Financial Expert.
The Board of Trustees has determined that Patrick W. Kenny is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Kenny is “independent” for purposes of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $122,000 for year ended December 31, 2005 and $120,288 for year ended December 31, 2004.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $19,250 for year ended December 31, 2005 and $0 for year ended December 31, 2004.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $17,750 in the year ended December 31, 2005 and $55,383 in the year ended December 31, 2004. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e)(1) Audit Committee Pre-Approval Policies and Procedures

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FORM OF
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY
I. Statement of Principles
Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.
Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.
For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.
The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II. Audit Services
The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.
The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.
The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.
III. Audit-related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.
The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.
IV. Tax Services
The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.
The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult

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outside counsel to determine that tax planning and reporting positions are consistent with this Policy.
The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.
V. Other Services
The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.
The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.
A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.
VI. Pre-approval of Fee levels and Budgeted Amounts
The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).
VII. Procedures
Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

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VIII. Delegation
The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.
IX. Additional Requirements
The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.
Amended: November 9, 2005

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Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2006 through December 31, 2006
Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.
	✓	Not to exceed $9,300 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.
	✓	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	✓	Not to exceed $12,000 per audit

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2006 through December 31, 2006
Service

	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services — See Appendix C for tax services associated with Fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]
	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $2,100 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses	✓	✓	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	✓		Not to exceed $9,000 per quarter
For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	✓		Not to exceed $20,000 per fund per year

6

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2006 through December 31, 2006
Service

	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	✓		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period
Appendix C, continued
Service

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

7

Service

	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses	✓	✓	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Loan Staff Services		✓	Not to exceed $15,000 during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.
	✓		Not to exceed $120,000 during the Pre-Approval Period

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Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2006 through December 31, 2006
Service

	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	✓		Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	✓		Not to exceed $35,000 during the Pre-Approval Period

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Appendix E
Prohibited Non-Audit Services
Dated:     January 1, 2006
•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

10

EXHIBIT A
ING EQUITY TRUST
ING FUNDS TRUST
ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
ING INVESTMENT FUNDS, INC.
ING INVESTORS TRUST
ING MAYFLOWER TRUST
ING MUTUAL FUNDS
ING PARTNERS, INC.
ING PRIME RATE TRUST
ING SENIOR INCOME FUND
ING VARIABLE INSURANCE TRUST
ING VARIABLE PRODUCTS TRUST
ING VP EMERGING MARKETS FUND, INC.
ING VP NATURAL RESOURCES TRUST
USLICO SERIES FUND

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $294,389 for year ended December 31, 2005 and $482,713 for year ended December 31, 2004.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

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Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments
Schedule is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.
The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.
The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.
Item 11. Controls and Procedures.
(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as
EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant): ING Variable Products Trust

By	/s/ James M. Hennessy

James M. Hennessy President and Chief Executive Officer
Date: March 10, 2006
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James M. Hennessy

James M. Hennessy President and Chief Executive Officer
Date: March 10, 2006

By	/s/ Todd Modic

Todd Modic Senior Vice President and Chief Financial Officer
Date: March 10, 2006

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